Putnam
International Blend
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In a period filled with negative economic and market news and capped by the traumatic events of September 11, we suppose Putnam International Blend Fund's relative outperformance of its benchmark index during the fund's initial fiscal year can be counted as a victory of sorts. Nevertheless, negative results are always disappointing and are the more so for a fund just beginning to get its feet on the ground.

On the following pages, your fund's management team gives a thorough account of its work during this trying period. We urge you to pay particular attention to the discussion of the fund's strategy of blending growth and value stocks to reduce volatility. We believe it is an approach well suited for equity investors seeking capital growth with modest risk over the long term.

The fund's focus on non-U.S. stocks also offers an important opportunity for diversification in an individual investment program. Not only does it provide exposure to other markets but it allows your fund's managers to seek advantage from shifting currency exchange rates.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 11, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Global Value Team

Since Putnam International Blend Fund's inception on March 30, 2001, the common theme in international equity markets has been one of uncertainty and extraordinary volatility. As 2001 drew to a close, the Dow Jones Industrials Average posted negative returns for the second straight year -- something that has not happened in over a quarter of a century. The technology and telecommunications sectors, which had so recently led the Nasdaq to new heights, sent global markets spiraling downward as corporate profits continued to wane and the United States entered a recession. The Federal Reserve Board's attempt to stimulate the U.S. economy through a series of interest rate cuts was undermined by the September 11 terrorist attacks. Equity markets worldwide plummeted in response and central banks quickly slashed rates in an effort to minimize the ensuing economic turmoil. Valuations for many international companies had become so low in the fourth quarter 2001 that some speculative investors re-entered the market, sparking a significant rally and possibly signaling the beginning of economic recovery. Over the course of its abbreviated fiscal year, Putnam International Blend Fund experienced a moderate loss. While reporting negative results is never pleasant, we feel the fund's relative outperformance of its benchmark, the Morgan Stanley Capital International (MSCI) World Ex US Index (see page 9), is an indication of a sound investment philosophy which we believe should prove profitable under more favorable economic conditions.

Total return since inception*

       Net asset value           Public offering price
-----------------------------------------------------------------------
           -9.89%                      -15.09%
-----------------------------------------------------------------------

Past performance does not indicate future results. An explanation of performance calculation methods begins on page 9.

*The fund began operations on 3/30/01.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                11.7%

Pharmaceuticals        10.6%

Telecommunications      9.0%

Oil & gas               7.3%

Insurance               6.5%

Footnote reads:
*Based on net assets as of 2/28/02. Holdings will vary over time.


* BLENDING STRATEGY HELPED FUND REDUCE VOLATILITY

In contrast with many other mutual funds that invest internationally, Putnam International Blend Fund's management team deliberately seeks to avoid weighting the portfolio in favor of any particular country or sector. Rather, the underlying focus of the fund is individual stock selection. Your fund's portfolio is divided into two "sleeves": one made up of stocks chosen primarily using "growth" criteria and one made up of stocks chosen using "value" criteria. Looking at the growth and value investing styles historically, we find that, typically, when one style of investing is performing well, the other tends to be out of favor. By combining both in one portfolio, your fund seeks to reduce the risk and volatility involved in this cycle.

Although the fund is designed to invest equally in both sleeves, this has not always been the case. The management team may decide to increase the assets allocated to either sleeve. By focusing on the fundamentals of international companies and continually balancing the portfolio between growth and value styles of investing, your fund is able both to diversify its holdings and reduce the relative risk in the portfolio.

* STOCK SELECTION KEY TO FUND'S RELATIVE SUCCESS

Although your fund was able to limit its losses over the period, it was unable to avoid the effects of the economic stagnation that has hindered international equity markets over the last year. As we mentioned earlier, the deflation in demand and corporate earnings in the technology and telecommunications sectors was truly a global phenomenon, and international holdings in these sectors suffered almost universally through the third quarter 2001. Despite the fourth-quarter rally in the United States, these sectors have yet to see a substantial rebound in markets abroad.

Asian markets were especially weak in this regard over the period. Because we tend to look at companies on an individual basis rather than on a country level, we held shares of several Japanese companies, which for the most part posted disappointing returns. Japan's economy has been in dire need of reformation for some time now, and with the recent election of a new reform-minded prime minister, Junichiro Koizumi, we became more optimistic that improvement in the Japanese economy was on the horizon. With this recovery in mind, we evaluated Nippon Telegraph & Telephone (NTT), a Japanese local and long-distance telephone service provider, and Fast Retailing, a Japanese retail casual clothing chain operator, and concluded that both had low valuations relative to their growth potential. We sold Fast Retailing at a loss over the period, but still feel NTT to be a solid company in an out-of-favor sector, and thus continue to hold its stock in the portfolio.

"U.S. stocks enjoyed a premium to the rest of the world during the bull market of the 1990s, but they may finally be losing some of their luster in favor of better values in eurozone and emerging market stocks."

-- Financial Times, January 22, 2002


In South Korea, by contrast, economic reform is underway already. Samsung Electronics, one of the world's leading semiconductor manufacturers, was suffering from the residual effects of the Asian currency crisis in 1998 in addition to the global technology slowdown. This combination created room for substantial appreciation in share value when the company was able to restructure with relative ease, unlike its Japanese competitors. Also, prices in the DRAM market have improved. During the period, Samsung was your fund's best-performing holding. Pohang Iron & Steel, the lowest-cost steel producer in the world, is another South Korean company that experienced similarly unfavorable conditions and whose valuation improved significantly over the period.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

BP PLC
United Kingdom
Oil & gas

Novartis AG
Switzerland
Pharmaceuticals

Royal Dutch Petroleum Co.
Netherlands
Oil & gas

Sanofi-Synthelabo SA
France
Pharmaceuticals

Nokia OYJ
Finland
Communications equipment

Nestle SA
Switzerland
Food

Vodafone Group PLC
United Kingdom
Telecommunications

Siemens AG
Germany
Electrical equipment

ING Groep NV
Netherlands
Insurance

HSBC Holdings PLC
United Kingdom
Banking

Footnote reads:
These holdings represent 16.0% of the fund's net assets as of 2/28/02. Portfolio holdings will vary over time.


In Europe, your fund's holdings also produced mixed returns. The banking sector in France and the United Kingdom performed well during the period, whereas in Italy our exposure detracted from returns. An unusually large percentage of banking revenue in Italy stems from mutual fund sales, which have been sluggish over the reporting period. European pharmaceutical companies, such as the U.K.'s AstraZeneca PLC also performed well but may be approaching the limits of their growth potential. Misys PLC, a software developer in the U.K., was unable to capitalize on the rebound in the United States and its stock dropped amid concerns over the company's exposure to the banking sector. We still hold this stock in the portfolio, and believe its price should appreciate when the technology sector recovers in Europe.

After the September 11 terrorist attacks, stock markets in the United States and abroad dropped substantially. We felt this was a short-term reaction to the attacks, and that some unique buying opportunities had been created, especially in the insurance industry, which investors viewed as an unnecessary financial risk in light of the events of September 11. The subsequent sell-off drove share prices down to what we believed were unreasonably low levels and our positions in insurance companies such as XL Capital, Ltd., have since appreciated substantially.

* NEUTRAL STANCE LIKELY AS ECONOMIC RECOVERY BEGINS

Although pinpointing the time when an economic recovery begins is nearly impossible, we believe recovery has begun already in the United States. We feel that given the current environment of improving economic conditions, low interest rates, and moderate energy prices, global GDP levels should rise in 2002. This, in turn, should act as a catalyst for a return to corporate profitability and ultimately a rise in global equity prices. The basic materials, consumer staple and cyclical, health-care, technology, and telecommunications sectors have all posted respectable returns since their lows in the third quarter of 2001, and we plan to continue balancing the portfolio to avoid significantly overweight positions in any of these sectors. Our "sleeve" weighting, which was mostly neutral during the period, should continue to be so as we seek out stock-buying opportunities and international markets gradually begin to recover.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Blend Fund is designed for investors seeking capital appreciation by investing primarily in equity securities of issuers outside the United States with current income as a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 2/28/02

                                             MSCI World      Consumer
Since (3/30/01)           NAV        POP     Ex US Index    price index
-------------------------------------------------------------------------------
Life of fund            -9.89%    -15.09%     -12.72%          0.96%
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/28/02

-------------------------------------------------------------------------------
Distributions
(number)                                     1
-------------------------------------------------------------------------------
Income                                    $0.0633
-------------------------------------------------------------------------------
Capital gains                                --
-------------------------------------------------------------------------------
Return of
capital 1                                 $0.0067
-------------------------------------------------------------------------------
  Total                                   $0.0700
-------------------------------------------------------------------------------
Share value:                         NAV            POP
-------------------------------------------------------------------------------
3/30/01*                            $8.50          $9.02
-------------------------------------------------------------------------------
2/28/02                              7.59           8.05
-------------------------------------------------------------------------------

* Inception date of fund.

1 See page 31.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

Since (3/30/01)                                       NAV           POP
-------------------------------------------------------------------------------
1 year                                              -4.79%        -10.28%
-------------------------------------------------------------------------------
Life of fund                                        -4.79         -10.28
Annual average                                      -4.77         -10.25
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares Performance assumes reinvestment of distributions and does not account for taxes. Returns reflect the current maximum initial sales charge of 5.75%. During the period, this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 3/30/01

               Fund's class A            MSCI World           Consumer price
Date            shares at POP            Ex US Index              index

3/30/01             9,425                  10,000                10,000
6/30/01             9,512                   9,922                10,091
9/30/01             8,193                   8,530                10,108
12/31/01            8,794                   9,140                10,057
2/28/02            $8,491                  $8,728               $10,096

Footnote reads:
Past performance does not indicate future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) World Ex US Index is an unmanaged index of developed and emerging markets excluding the US. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam International Blend Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Blend Fund (the "fund") at February 28, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2001 (commencement of operations) through February 28, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at February 28, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 4, 2002




THE FUND'S PORTFOLIO
February 28, 2002

COMMON STOCKS (98.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
              2,618 WPP Group PLC (United Kingdom)                                                    $      27,548

Aerospace and Defense (0.4%)
-------------------------------------------------------------------------------------------------------------------
              3,152 BAE Systems PLC (United Kingdom)                                                         14,176

Airlines (1.5%)
-------------------------------------------------------------------------------------------------------------------
                525 Air France (France)                                                                       8,536
              1,027 Deutsche Lufthansa AG (Germany)                                                          15,853
             10,250 Qantas Airways, Ltd. (Australia)                                                         23,695
                430 Ryanair Holdings PLC (Ireland) (NON)                                                      2,584
              1,000 Singapore Airlines, Ltd. (Singapore)                                                      7,426
                                                                                                      -------------
                                                                                                             58,094

Automotive (4.3%)
-------------------------------------------------------------------------------------------------------------------
              1,221 Bayerische Motoren Werke (BMW)
                    AG (Germany)                                                                             44,929
                210 DaimlerChrysler AG (Germany)                                                              8,408
                700 Honda Motor Company, Ltd. (Japan)                                                        27,990
              6,000 Nissan Motor Company, Ltd. (Japan)                                                       39,148
                480 Peugeot SA (France)                                                                      20,880
                 38 Porsche AG (Germany)                                                                     16,431
                400 Toyota Motor Corp. (Japan)                                                               10,224
                                                                                                      -------------
                                                                                                            168,010

Banking (11.7%)
-------------------------------------------------------------------------------------------------------------------
                334 Abbey National PLC (United Kingdom)                                                       4,502
                589 ABN AMRO Holdings NV (Netherlands)                                                       10,254
                875 Allied Irish Banks PLC (Ireland)                                                          9,761
              1,160 Banco Santander Central Hispano SA (Spain)                                                9,249
                730 Bank of Nova Scotia (Canada)                                                             22,536
                481 Barclays PLC (United Kingdom)                                                            14,116
                426 Bayerische Vereinsbank AG (Germany)                                                      12,931
                880 BNP Paribas SA (France)                                                                  42,659
              1,070 Commonwealth Bank of Australia (Australia)                                               17,866
              1,035 Credit Suisse Group (Switzerland)                                                        35,782
                955 Danske Bank A/S (Denmark)                                                                14,455
                960 Fortis (Belgium) (NON)                                                                   21,328
              4,208 HSBC Holdings PLC (United Kingdom)                                                       45,974
              4,036 IntesaBCI SpA (Italy)                                                                     9,406
              1,915 Lloyds TSB Group PLC (United Kingdom)                                                    18,417
              1,235 National Bank of Canada (Canada)                                                         23,239
                885 Northern Rock PLC (United Kingdom)                                                        8,524
                605 Royal Bank of Scotland Group PLC
                    (United Kingdom)                                                                         14,820
              1,862 Sanpaolo IMI SpA (Italy)                                                                 18,904
                422 Societe Generale (France)                                                                24,962
                825 Standard Chartered PLC (United Kingdom)                                                   8,063
                183 Svenska Handelsbanken AB Class A (Sweden)                                                 2,484
                580 Toronto-Dominion Bank (Canada)                                                           15,342
                 94 UBS AG (Switzerland)                                                                      4,350
              1,200 United Overseas Bank, Ltd. (Singapore)                                                    9,107
              2,760 Westpac Banking Corp. (Australia)                                                        23,539
                                                                                                      -------------
                                                                                                            442,570

Basic Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
                 92 Compagnie de Saint Gobain (France)                                                       14,281

Beverage (2.9%)
-------------------------------------------------------------------------------------------------------------------
              1,320 Companhia de Bebidas das Americas
                    (AmBev) ADR (Brazil)                                                                     26,558
              2,760 Diageo PLC (United Kingdom)                                                              32,789
                400 Heineken NV (Netherlands)                                                                16,289
              2,055 Six Continents PLC (United Kingdom)                                                      20,519
              2,225 South African Breweries PLC (United Kingdom)                                             14,727
                                                                                                      -------------
                                                                                                            110,882

Broadcasting (0.6%)
-------------------------------------------------------------------------------------------------------------------
              9,458 Granada PLC (United Kingdom)                                                             15,383
                235 Societe Television Francaise I (France)                                                   5,471
                                                                                                      -------------
                                                                                                             20,854

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
                340 Rogers Communications Class B (Canada) (NON)                                              4,916

Chemicals (1.3%)
-------------------------------------------------------------------------------------------------------------------
                115 Akzo-Nobel NV (Netherlands)                                                               5,072
                403 BASF AG (Germany) (NON)                                                                  15,526
                173 Solvay SA (Belgium)                                                                      11,498
                314 Syngenta AG (Switzerland)                                                                17,343
                                                                                                      -------------
                                                                                                             49,439

Commercial and Consumer Services (2.6%)
-------------------------------------------------------------------------------------------------------------------
                171 Adecco SA (Switzerland)                                                                  10,263
              4,338 Autostrade SpA (Italy)                                                                   31,588
                700 Benesse Corp. (Japan)                                                                    14,544
              6,635 Hays PLC (United Kingdom)                                                                18,533
                196 Sodexho Alliance SA (France)                                                              7,763
              2,000 Toppan Printing Company, Ltd. (Japan) (NON)                                              17,175
                                                                                                      -------------
                                                                                                             99,866

Communications Equipment (2.5%)
-------------------------------------------------------------------------------------------------------------------
                627 Alcatel SA (France)                                                                       8,703
                600 Matsushita Communication Industrial
                    Company, Ltd. (Japan)                                                                    20,448
              2,841 Nokia OYJ (Finland)                                                                      60,366
              1,975 Telefonaktiebolaget LM Ericsson AB
                    Class B (Sweden)                                                                          8,421
                                                                                                      -------------
                                                                                                             97,938

Computers (0.7%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Fujitsu, Ltd. (Japan)                                                                    13,109
              1,000 Sharp Corp. (Japan)                                                                      11,958
                                                                                                      -------------
                                                                                                             25,067

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
                569 Norsk Hydro ASA (Norway)                                                                 24,211
              1,015 Smiths Group PLC (United Kingdom)                                                        10,178
                                                                                                      -------------
                                                                                                             34,389

Construction (1.1%)
-------------------------------------------------------------------------------------------------------------------
                808 CRH PLC (Ireland) (NON)                                                                  13,451
                 47 Holcim, Ltd. Class B (Switzerland)                                                        9,849
                216 Lafarge SA (France)                                                                      18,586
                                                                                                      -------------
                                                                                                             41,886

Consumer Cyclicals (2.7%)
-------------------------------------------------------------------------------------------------------------------
              1,200 Cie Financier Richemont AG (Switzerland)                                                 25,004
              1,000 Matsushita Electric Industrial Co. (Japan)                                               12,115
                600 Sony Corp. (Japan)                                                                       27,265
              1,997 Swatch Group AG (The) (Switzerland)                                                      36,454
                                                                                                      -------------
                                                                                                            100,838

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
                400 Acom Company, Ltd. (Japan)                                                               21,943

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
              1,000 KAO Corp. (Japan)                                                                        18,797
                105 L'Oreal SA (France)                                                                       7,337
              1,275 Unilever PLC (United Kingdom)                                                            10,567
                                                                                                      -------------
                                                                                                             36,701

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
                175 Willis Group Holdings, Ltd. (United Kingdom) (NON)                                        4,723

Electric Utilities (4.3%)
-------------------------------------------------------------------------------------------------------------------
              3,800 CLP Holdings, Ltd. (Hong Kong) (NON)                                                     15,299
                620 E.On AG (Germany)                                                                        30,348
                135 Electrabel SA (Belgium)                                                                  26,770
              1,160 Endesa SA (Spain)                                                                        17,395
              1,200 Kansai Electric Power, Inc. (Japan)                                                      17,139
                539 RWE AG (Germany)                                                                         19,344
              2,254 Scottish and Southern Energy PLC
                    (United Kingdom)                                                                         20,243
              2,715 Scottish Power PLC (United Kingdom)                                                      16,396
                                                                                                      -------------
                                                                                                            162,934

Electrical Equipment (1.8%)
-------------------------------------------------------------------------------------------------------------------
                600 ABB, Ltd. (Switzerland) (NON)                                                             4,279
                338 Schneider Electric SA (France)                                                           16,954
                817 Siemens AG (Germany)                                                                     48,257
                                                                                                      -------------
                                                                                                             69,490

Electronics (5.3%)
-------------------------------------------------------------------------------------------------------------------
                767 ARM Holdings PLC (United Kingdom) (NON)                                                   3,070
              5,000 Chartered Semiconductor Manufacturing, Ltd.
                    (Singapore) (NON)                                                                        11,411
                425 Epcos AG (Germany)                                                                       16,319
                700 Fuji Soft ABC, Inc. (Japan)                                                              20,874
              1,700 Hitachi Chemical Co., Ltd. (Japan)                                                       20,303
                997 Infineon Technologies AG (Germany)                                                       22,762
                300 Nidec Corp. (Japan)                                                                      19,417
                100 Rohm Company, Ltd. (Japan)                                                               14,462
                 70 Samsung Electronics Company, Ltd. (South Korea)                                          18,139
                680 STMicroelectronics NV (Switzerland)                                                      20,153
              6,000 Taiwan Semiconductor Manufacturing Co.
                    (Taiwan) (NON)                                                                           14,017
                716 Thomson Multimedia SA (France) (NON)                                                     18,570
                                                                                                      -------------
                                                                                                            199,497

Engineering & Construction (0.9%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Saipem SpA (Italy)                                                                       11,450
                357 Vinci SA (France)                                                                        21,766
                                                                                                      -------------
                                                                                                             33,216

Financial (1.6%)
-------------------------------------------------------------------------------------------------------------------
              2,723 Dexia (Belgium)                                                                          40,786
              2,535 Sampo OYJ Class A (Finland)                                                              19,708
                                                                                                      -------------
                                                                                                             60,494

Food (2.0%)
-------------------------------------------------------------------------------------------------------------------
                715 CSM NV (Netherlands)                                                                     14,871
                267 Nestle SA (Switzerland)                                                                  59,004
                                                                                                      -------------
                                                                                                             73,875

Insurance (6.5%)
-------------------------------------------------------------------------------------------------------------------
              1,291 Aegon NV (Netherlands) (NON)                                                             28,090
                 35 Allianz AG (Germany)                                                                      7,833
              1,050 Axa SA (France)                                                                          19,568
                210 Converium Holding AG (Switzerland) (NON)                                                  9,996
              2,011 ING Groep NV (Netherlands)                                                               47,808
                922 Manulife Financial Corp. (Canada)                                                        23,849
              1,000 Mitsui Sumitomo Insurance Company, Ltd. (Japan)                                           4,327
                105 Muenchener Rueckversicherungs-Gesellschaft
                    AG (Germany)                                                                             25,561
                260 Swiss Re (Switzerland)                                                                   23,387
                 95 Swiss Reinsurance Co. 144A (Switzerland)                                                  8,545
              1,000 Tokio Marine & Fire Insurance Company, Ltd.
                    (The) (Japan)                                                                             7,182
                353 XL Capital, Ltd. Class A (Bermuda)                                                       33,627
              1,000 Yasuda Fire & Marine Insurance Company, Ltd.
                    (The) (Japan)                                                                             4,656
                                                                                                      -------------
                                                                                                            244,429

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------------------------------------------
              1,345 3i Group PLC (United Kingdom)                                                            13,030
                901 Amvescap PLC (United Kingdom)                                                            10,870
              2,135 Banca Fideuram SpA (Italy)                                                               14,346
                117 Marschollek, Lautenschlaeger und Partner
                    (MLP) AG (Germany)                                                                        6,071
              3,424 Mediolanum SpA (Italy)                                                                   26,028
              1,000 Nomura Securities Company, Ltd. (Japan)                                                  11,435
                200 Orix Corp. (Japan)                                                                       15,262
                                                                                                      -------------
                                                                                                             97,042

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
                369 Accor SA (France)                                                                        13,546

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
                693 Atlas Copco AB Class B (Sweden)                                                          15,669

Metals (2.0%)
-------------------------------------------------------------------------------------------------------------------
              5,225 BHP Billiton, Ltd. (Australia)                                                           31,787
                120 Pohang Iron & Steel Company, Ltd.
                    (South Korea)                                                                            13,281
              1,510 Rio Tinto, Ltd. (Australia)                                                              31,169
                                                                                                      -------------
                                                                                                             76,237

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
              1,775 Centrica PLC (United Kingdom)                                                             5,322

Office Equipment & Supplies (0.5%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Ricoh Company, Ltd. (Japan)                                                              17,750

Oil & Gas (7.3%)
-------------------------------------------------------------------------------------------------------------------
                117 Alberta Energy Co., Ltd. (Canada)                                                         4,948
              4,930 BG Group PLC (United Kingdom)                                                            20,395
             10,651 BP PLC (United Kingdom)                                                                  87,746
              1,244 ENI SpA (Italy)                                                                          17,041
                962 Petroleo Brasileiro S.A. ADR (Brazil)                                                    23,569
              1,346 Royal Dutch Petroleum Co. (Netherlands)                                                  69,434
              3,275 Snam Rete Gas SpA 144A (Italy) (NON)                                                      8,921
              1,700 Statoil ASA (Norway) (NON)                                                               12,310
                217 TotalFinaElf SA Class B (France)                                                         31,884
                                                                                                      -------------
                                                                                                            276,248

Paper & Forest Products (1.5%)
-------------------------------------------------------------------------------------------------------------------
                520 Aracruz Celulose S.A. ADR (Brazil)                                                       10,816
                610 Svenska Cellulosa AB (SCA) Class B (Sweden)                                              19,624
                725 UPM-Kymmene OYJ (Finland)                                                                25,769
                                                                                                      -------------
                                                                                                             56,209

Pharmaceuticals (10.6%)
-------------------------------------------------------------------------------------------------------------------
                408 AstraZeneca PLC (United Kingdom)                                                         20,635
                130 Aventis SA (France)                                                                       9,640
              2,000 Daiichi Pharmaceutical Company, Ltd. (Japan)                                             37,668
              1,000 Eisai Company, Ltd. (Japan)                                                              24,066
              1,292 GlaxoSmithKline PLC (United Kingdom)                                                     31,502
                162 Merck KGaA (Germany)                                                                      4,695
              1,883 Novartis AG (Switzerland)                                                                71,564
                116 Roche Holding AG (Switzerland)                                                            8,153
              1,000 Sankyo Company, Ltd. (Japan)                                                             14,611
              1,030 Sanofi-Synthelabo SA (France)                                                            67,607
                759 Schering AG (Germany)                                                                    45,356
              1,000 Takeda Chemical Industries, Ltd. (Japan)                                                 40,583
              1,000 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                              26,084
                                                                                                      -------------
                                                                                                            402,164

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Olympus Optical Company, Ltd. (Japan)                                                    13,266

Railroads (0.1%)
-------------------------------------------------------------------------------------------------------------------
                270 Canadian Pacific Railway, Ltd. (Canada)                                                   5,410

Retail (2.8%)
-------------------------------------------------------------------------------------------------------------------
              1,183 GUS PLC (United Kingdom)                                                                 11,545
              2,810 Next PLC (United Kingdom)                                                                37,814
              1,000 Seven-Eleven Japan Company, Ltd. (Japan)                                                 30,717
              3,959 Woolworths, Ltd. (Australia)                                                             24,759
                                                                                                      -------------
                                                                                                            104,835

Shipping (0.7%)
-------------------------------------------------------------------------------------------------------------------
              3,935 Brambles Industries PLC (United Kingdom)                                                 17,085
                135 CP Ships, Ltd. (United Kingdom)                                                           1,473
                770 Exel PLC (United Kingdom)                                                                 8,440
                                                                                                      -------------
                                                                                                             26,998

Software (1.2%)
-------------------------------------------------------------------------------------------------------------------
                174 Amdocs, Ltd. (Guernsey) (NON)                                                             4,916
              4,323 Misys PLC (United Kingdom)                                                               15,988
                  5 NTT Data Corp. (Japan)                                                                   16,592
                915 T-Online International AG (Germany) (NON)                                                 9,788
                                                                                                      -------------
                                                                                                             47,284

Telecommunications (8.7%)
-------------------------------------------------------------------------------------------------------------------
              3,950 BT Group PLC (United Kingdom)                                                            14,287
              1,765 Deutsche Telekom AG (Germany)                                                            24,956
                240 France Telecom SA (France)                                                                6,320
                  1 Japan Telecom Company, Ltd. (Japan)                                                       3,229
              1,100 Koninlijke (Royal) KPN NV 144A
                    (Netherlands) (NON)                                                                       5,242
                 10 Nippon Telegraph and Telephone Corp.
                    (NTT) (Japan)                                                                            31,913
              9,045 Olivetti SpA (Italy)                                                                     10,685
              3,020 Orange SA (France) (NON)                                                                 17,655
             40,000 Pacific Century CyberWorks, Ltd. (Hong Kong) (NON)                                        9,693
              6,106 Portugal Telecom SGPS SA (Portugal) (NON)                                                43,036
                 40 SK Telecom Company, Ltd. (South Korea)                                                    7,857
                 71 Swisscom AG (Switzerland)                                                                20,691
                410 TDC A/S (Denmark)                                                                        12,746
             20,904 Telecom Corp. of New Zealand, Ltd.
                    (New Zealand)                                                                            44,524
              1,050 Telecom Italia Mobile SpA (Italy)                                                         4,940
              1,787 Telecom Italia SpA (Italy)                                                               14,697
              1,900 Telenor ASA (Norway)                                                                      7,359
             26,301 Vodafone Group PLC (United Kingdom)                                                      49,752
                                                                                                      -------------
                                                                                                            329,582

Tire & Rubber (0.3%)
-------------------------------------------------------------------------------------------------------------------
              8,275 Pirelli SpA (Italy)                                                                      12,380

Tobacco (0.3%)
-------------------------------------------------------------------------------------------------------------------
              1,250 BAT Industries PLC (United Kingdom)                                                      11,474

Water Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
              1,327 Severn Trent PLC (United Kingdom)                                                        13,766
                                                                                                      -------------
                    Total Common Stocks (cost $3,879,237)                                             $   3,743,238

UNITS (0.4%) (a) (NON)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                230 Korea Telecom Corp. 144A Structured
                    Call Warrants (issued by UBS AG),
                    expiration 11/15/02 (South Korea)                                                 $      10,130
                 20 Samsung Electronics Company, Ltd. 144A
                    Capped Call Warrants (issued by Morgan
                    Stanley Dean Witter & Co.), expiration
                    4/16/02 (South Korea)                                                                     4,698
                                                                                                      -------------
                    Total Units (cost $13,533)                                                        $      14,828

WARRANTS (--%) (a) (NON) (cost $320)                                                    EXPIRATION
NUMBER OF WARRANTS                                                                      DATE                  VALUE
-------------------------------------------------------------------------------------------------------------------
                 71 Swisscom (Switzerland)                                                3/7/02      $         343

SHORT-TERM INVESTMENTS (1.5%) (a) (cost $55,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $55,000 Interest in $1,000,000,000 joint tri-party
                    repurchase agreement dated
                    February 28, 2002 with S.B.C.
                    Warburg, Inc. due March 1, 2002
                    with respect to various U.S.
                    Government obligations --
                    maturity value of $55,003 for
                    an effective yield of 1.90%                                                       $      55,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,948,090) (b)                                           $   3,813,409
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,788,029.

  (b) The aggregate identified cost on a tax basis is $3,996,558, resulting in gross unrealized appreciation and depreciation of $151,249 and $334,398, respectively, or net unrealized depreciation of $183,149.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 28, 2002:
      (as percentage of Market Value)

          Australia               4.0%
          Belgium                 2.6
          Brazil                  1.6
          Canada                  2.6
          Finland                 2.8
          France                 10.0
          Germany                10.0
          Italy                   4.7
          Japan                  16.4
          Netherlands             5.0
          New Zealand             1.2
          Norway                  1.2
          Portugal                1.1
          South Korea             1.4
          Sweden                  1.2
          Switzerland             9.6
          United Kingdom         18.2
          United States           1.4
          Other                   5.0
                                -----
          Total                 100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,948,090) (Note 1)        $3,813,409
-------------------------------------------------------------------------------------------
Cash                                                                                     65
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,319)                                                        1,029
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     7,479
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   50
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                          130
-------------------------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                                     159
-------------------------------------------------------------------------------------------
Total assets                                                                      3,822,321

Liabilities
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,104
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,157
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           29
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               29,995
-------------------------------------------------------------------------------------------
Total liabilities                                                                    34,292
-------------------------------------------------------------------------------------------
Net assets                                                                       $3,788,029

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                               $4,229,650
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (40)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (306,459)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (135,122)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,788,029

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,788,029 divided by 499,113 shares)                                                $7.59
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.59)*                                $8.05
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Period from March 30, 2001 (commencement of operations) to February 28, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $8,141)                                          $  63,910
-------------------------------------------------------------------------------------------
Interest                                                                              4,948
-------------------------------------------------------------------------------------------
Securities lending                                                                       13
-------------------------------------------------------------------------------------------
Total investment income                                                              68,871

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     36,403
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        5,231
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    1,080
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         47
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                               1,841
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               6,371
-------------------------------------------------------------------------------------------
Auditing                                                                             25,400
-------------------------------------------------------------------------------------------
Legal                                                                                 4,081
-------------------------------------------------------------------------------------------
Other                                                                                   124
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (28,014)
-------------------------------------------------------------------------------------------
Total expenses                                                                       52,564
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,835)
-------------------------------------------------------------------------------------------
Net expenses                                                                         49,729
-------------------------------------------------------------------------------------------
Net investment income                                                                19,142
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (302,166)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (239)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the period                                    (441)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                       (134,681)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (437,527)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(418,385)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                     For the period March 30, 2001
                                                                      (commencement of operations)
                                                                              to February 28, 2002
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                                   $   19,142
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions                        (302,405)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                              (135,122)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                      (418,385)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                                                 (31,377)
--------------------------------------------------------------------------------------------------
From return of capital                                                                      (3,312)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                          241,103
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                                              (211,971)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                                             4,000,000
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $40)                                                           $3,788,029
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------
                                  For the period
Per-share                         March 30, 2001+
operating performance             to February 28
-------------------------------------------------
                                        2002
-------------------------------------------------
Net asset value,
beginning of period                    $8.50
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (a)(b)             .04
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.88)
-------------------------------------------------
Total from
investment operations                   (.84)
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.06)
-------------------------------------------------
From return
of capital                              (.01)
-------------------------------------------------
Total distributions                     (.07)
-------------------------------------------------
Net asset value,
end of period                          $7.59
-------------------------------------------------
Total return at
net asset value (%)(c)                 (9.89)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $3,788
-------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)            1.33*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)             .48*
-------------------------------------------------
Portfolio turnover (%)                116.79*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 0.71% based on average net assets per class A share for the period ended
    February 28, 2002. (Note 2)

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements. (Note 2)



NOTES TO FINANCIAL STATEMENTS
February 28, 2002

Note 1
Significant accounting policies

Putnam International Blend Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks issued by companies outside the United States. Current income is a secondary objective.

The fund began offering class A shares on March 30, 2001.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2002, there were no securities out on loan.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended February 28, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2002, the fund had a capital loss carryover of approximately $148,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on February 28, 2010.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended February 28, 2002, the fund reclassified $12,195 to decrease distributions in excess of net investment income and $8,141 to decrease paid-in-capital, with an increase to accumulated net realized losses of $4,054. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized offering costs The offering costs of $2,000 are being amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the period ended February 28, 2002, the fund's expenses were reduced by $2,835 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund.

The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the period ended February 28, 2002, Putnam Retail Management, acting as underwriter received no monies from the sale of class A shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the period ended February 28, 2002, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the period ended February 28, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,713,315 and $4,518,049, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                             For the period March 30, 2001
                                           (commencement of operations) to
                                                         February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     30,874            $261,418
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,523              34,689
---------------------------------------------------------------------------
                                                35,397             296,107

Shares
repurchased                                     (6,872)            (55,004)
---------------------------------------------------------------------------
Net increase                                    28,525            $241,103
---------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The trust was established as a Massachusetts business trust on October 1, 1994. During the period October 1, 1994 to March 30, 2001, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $4,000,000 and the issuance of 470,588 shares to Putnam Investments, LLC on March 29, 2001.

At February 28, 2002 Putnam Investments, LLC owned 474,883 class A shares of the fund (95.1% of class A shares outstanding), valued at $3,604,362.


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $72,208, or $0.145 per share. Taxes paid to foreign countries were $8,141, or $0.016 per share.

For the period ended February 28, 2002, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address,1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------

Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the University of Chicago Board of
                                   foundation dedicated          Governors for Argonne National
                                   to reducing the threat        laboratory, the Board of Directors
                                   of weapons of mass            of the Environment and Natural
                                   destruction)                  Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a
                                                                 Member of the Department of
                                                                 Defense's Policy Board and Director
                                                                 of EG&G Technical Services, Inc.
                                                                 (fossil energy research and
                                                                 development support) and prior to
                                                                 May 1997, Mr. Curtis was Deputy
                                                                 Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks),
                                   Director of the Center        and the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       March 2000 and September 1998,
                                                                 Dr. Joskow was a Director of New
                                                                 England Electric System (a public
                                                                 utility holding company) and a
                                                                 consultant to National Economic
                                                                 Research Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                                                 distressed companies)
                                                                 and New Generation
                                                                 Advisers, Inc.
                                                                 (a registered
                                                                 investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of February 28, 2002,
  there were 123 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan
  Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III, is the President of your Fund and each of the other Putnam Funds. Lawrence J.
  Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments, LLC,
  and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McClennan Companies, Inc., the parent company of Putnam Management.
  A.J.C. Smith is a Director of Marsh & McClennan Companies, Inc.





OFFICERS

Name, Address,1 Date of Birth,
Position(s) Held with Fund         Length of Service             Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 2001                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 2001                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2001                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 2001                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 2001                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management


Brett C. Browchuk                  Since 2001                    Managing Director of Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management.


Richard G. Leibovitch              Since 2001                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 2001                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 2001                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio              Since 2001                    Senior Managing Director of Putnam
(8/21/55),                                                       Investments LLC and Putnam Management.
Vice President

Robert J. Swift (5/15/60),         Since 2001                    Managing Director of Putnam Management.
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Colin Moore
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Blend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


79255  2UO  4/02

Putnam
New Value
Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In a period filled with negative economic and market news capped by the traumatic events of September 11 and the collapse of Enron, we suppose Putnam New Value Fund's modest decline can be counted as a victory of sorts. Nevertheless, negative results are always disappointing and we hope that the signs of improvement now emerging will lead to a more positive investment environment in the months ahead.

Among the overhanging uncertainties, however, is the ongoing effect of the collapse of Enron. In light of this climate of increased focus on accounting irregularities, shareholders can take comfort in Putnam's extensive research capabilities, which will prove even more valuable now for appropriate stock-picking.

As you read the management team's assessment of performance and expectations on the next few pages, you may note that the name of the team is listed rather than the names of individuals. This more accurately reflects the way in which your fund is managed, as well as Putnam's belief that mutual funds are more effectively managed by teams than by individuals.

We know that Putnam Investments values its relationship with you and other shareholders, and appreciates your loyalty through the restructuring of its staff and products to pursue superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 11, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value Team

Financial markets were rocked by historic events during the first six months of Putnam New Value Fund's 2002 fiscal year, which ended February 28, 2002. Most notable among these were the terrorist attacks of September 11 and the high-profile collapse of Enron Corp. Uncertainty persisted throughout the period regarding the timing of an economic recovery, and markets remained volatile. Dramatic performances by individual fund holdings provided rewards and disappointments along the way, yet their pluses and minuses were of such equal measure that in the end the fund's net asset value changed only modestly. The slight loss for the fund's class A shares at net asset value was in line with its benchmark, the Russell 3000 Value Index. While it is never pleasant to have to report a negative return, we believe that our strategies have been effective at limiting losses and positioning the portfolio to benefit from favorable market trends. Please see the performance summary, which begins on page 7.

Total return for 6 months ended 2/28/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
  -0.91%  -6.61%   -1.24% -6.04%   -1.25% -2.21%   -1.10%  -4.59%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FUND HOLDS STEADY THROUGH UNCERTAIN MARKETS

During the reporting period, an already weak economy continued to falter. The terrorist attacks of September 11 accelerated the pace and severity of the downturn. Against a backdrop of discouraging economic indicators and corporate earnings disappointments, the Federal Reserve Board continued to lower the target for short-term interest rates an additional four times, thus establishing the lowest discount and federal funds rates in 40 years. The recession that appeared to have begun in March of 2001 was declared official. A market rally late in the year lifted investors' hopes only to dash them once again when equity markets turned negative in January. The bankruptcy of Enron, formerly one of the nation's leading energy traders, shone a spotlight on all accounting practices. The possibility that irregular accounting techniques might be widespread cast a long shadow over financial markets. As each new event unfolded, we diligently reevaluated our investment theses. We believe that the fund's competitive return reflects the success of our efforts.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                 12.2%

Oil and gas              6.9%

Retail                   6.3%

Electric utilities       5.6%

Conglomerates            4.8%

Footnote reads:
*Based on net assets as of 2/28/02. Holdings will vary over time.


The fund's neutral performance can largely be attributed to the substantial gains and countervailing losses of eight individual holdings. We took profits on the strong performers and continued to take advantage of compellingly low prices by adding to several key holdings that had not yet met our expectations. Tyco International, Ltd., Qwest Communications International, Inc., Providian Financial Corp., Rite Aid Corp., and Sprint Corp. represent the group that fell short of our expectations. Although none are in the gas pipeline or energy business, each had problems related to liquidity or accounting concerns, and they could be described as suffering the "secondary fallout" from the Enron collapse.

Due to concerns arising from Enron's disclosure practices, the truthfulness of corporate profits and earnings reports has been called into question. As a result, the Securities and Exchange Commission, debt-rating agencies, and banks have greatly enhanced their scrutiny of corporate financial statements. While the economic slowdown caused credit ratings to be downgraded earlier in the year, additional demerits were becoming more likely for companies with "less than transparent" financial statements. Creditors have grown increasingly wary of making bad loans, and many companies now have greater difficulty borrowing money to fund their operations, and have been forced to pay higher interest rates on their debt.

Fund Profile

Putnam New Value Fund seeks capital appreciation by investing in common stocks that are currently undervalued. The fund invests mainly in out-of-favor midsize and large companies that Putnam believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.


The stock of Providian is also not without controversy. This once powerful company was a darling in the large-cap investment universe until the effects of the poor economy caught up with it. A major credit card issuer, Providian became heavily burdened by losses stemming from bad credit risks. As the company's financial picture soured, its stock also fell from grace, causing investors to suffer painful losses. However, we felt strongly that Providian presented an attractive opportunity. Toward the end of 2001, after many growth investors had concluded that the company could not recover enough to justify continued ownership and sold off their holdings at a loss, we purchased shares at attractive prices.

Our decision to hold and/or build positions in Providian and the four other companies mentioned above reflects our continuing confidence in their future prospects. Although they disappointed during the period, we would not be surprised to find ourselves discussing one or more of them as a top performer in a future report.

Fortunately for shareholders, the fund was helped by particularly strong performance from stocks of Owens-Illinois, Inc., ACE Ltd., and Circuit City Stores. Owens-Illinois manufactures primarily glass and plastic containers for a multitude of household products, including juice and shampoo. The stock was priced very cheaply at the beginning of the period, owing in part to the weak economy, but also resulting from deteriorating investor sentiment following the events of September 11. Falling energy prices enabled the company to cut production costs and to boost its earnings. Another factor that helped the stock's price recover was a favorable turn of events in the company's protracted litigation over asbestos, which dates back to the 1950s, when the company was affiliated with Owens-Corning. Recently, the litigation broadened out to include other larger companies, which may ultimately be expected to share the burden of asbestos-related liabilities. The value of the stock jumped significantly since September, and we've trimmed more than half of our position on the strength of that appreciation. We continue to hold shares, but we believe the biggest gains are probably behind us.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Royal Dutch Petroleum PLC ADR
Netherlands
Oil and gas

Philip Morris Companies, Inc.
Tobacco

U.S. Bancorp.
Banking

Berkshire Hathaway, Inc. Class B
Conglomerates

SBC Communications, Inc.
Regional Bells

Tyco International, Ltd
Bermuda
Conglomerates

ACE, Ltd.
Bermuda
Insurance

CIGNA Corp.
Health care services

Xerox Corp.
Photography/Imaging

Footnote reads:
These holdings represent 26.1% of the fund's net assets as of 2/28/02. Portfolio holdings will vary over time.


ACE Ltd., a Bermuda-based reinsurance company, was among the strongest contributors to the fund's semiannual returns. In the immediate aftermath of the September 11 tragedies, insurance stocks suffered as concerns about insurers' ability to pay exorbitant claims led many investors to sell their insurance holdings. Convinced that the insurers could remain solvent, we bought aggressively as stock prices fell. This proved to be the right move. Since September, insurers have experienced a tremendous surge in business and increased pricing power. The net present value of the new business appears to exceed the amount of the claims against the insurers, ultimately adding value to the companies. We locked in gains by selling a fair amount of our shares after they doubled in value.

Circuit City Stores, the well-known retailer of consumer durable goods, benefited on a grand scale from 2001's low interest-rate environment. This was especially true at year-end, when holiday shopping pushed the consumer durables sector into first place. In addition, car sales have been extraordinarily robust at CarMax, a discount auto retailer in which Circuit City owns an equity interest. All told, our shares of Circuit City stock proved very rewarding, and we completely eliminated the position by the end of the reporting period.

* OPPORTUNITY SEEN IN STOCKS OF LENDERS AND INDUSTRIALS

Recently, economic indicators have given positive signals that the economy is on the mend. Fourth-quarter GDP was a higher-than-expected 1.4%, while recent results of the Institute of Supply Management's purchasing managers' index (PMI) suggest the economy has entered an expansionary phase. Given these and other positive signs, we sense that credit issues may soon abate. If so, this could have a beneficial effect on the portfolio's financial holdings. The fund's exposure to the financial sector remains around 24.5%, yet within that category we have shifted our emphasis from brokerage stocks to stocks of lenders. Not only have we added to our positions in commercial banks and to credit card issuer Providian, but we also initiated positions in credit-sensitive financials such as Household International, Wachovia Bank, and Wells-Fargo.


"...the fund has done well enough in value rallies and broader markets to beat its typical peer by about 1 percentage point per annum since its inception. Thus, we think this fund is a worthwhile option for diehard and patient value fans."

-- William Samuel Rocco, analyst Morningstar.com 3/12/02


During the period now referred to as the "tech bubble," and continuing through the two years since that bubble burst, there has not been much excitement in owning basic industrial stocks. Yet as economic growth picks up, that scenario is likely to change. Over the past nine months, we increased the portfolio's exposure to industrials by initiating new positions in Ingersoll-Rand (construction machinery) and Rohm & Haas (chemicals), and adding to our shares of Hercules (chemicals) and Boise-Cascade (paper and forest products). At the end of the period, some of our newer holdings had already begun to appreciate. These traditional manufacturing companies historically do well coming out of recessions, as demand for their products increases.

* SHORT-TERM OUTLOOK IS POSITIVE

In our opinion, the outlook for the portfolio over the next six months is encouraging. The companies we invest in are sensitive to economic change, which makes them very likely to benefit from improving conditions. The ideal situation for this fund is one in which the economy grows at a rate that exceeds expectations, yet not so robustly that interest rates start to rise dramatically. We believe that such conditions could prevail through the end of the calendar year. If, as we expect, interest rates begin to rise again, the stage will be set for higher-quality, more predictable stocks to outperform. At that time we would hope to shift gears appropriately, take profits where possible, and search for higher-quality companies at bargain prices.

We believe the portfolio is well positioned to take advantage of the current expansion, and as always, we remain committed to pursuing the fund's objectives while taking every reasonable measure to control risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/02, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 2/28/02

                     Class A         Class B         Class C         Class M
(inception dates)   (1/3/95)        (2/26/96)       (7/26/99)       (2/26/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -0.91%  -6.61%  -1.24%  -6.04%  -1.25%  -2.21%  -1.10%  -4.59%
------------------------------------------------------------------------------
1 year           -0.71   -6.43   -1.44   -6.24   -1.38   -2.34   -1.17   -4.66
------------------------------------------------------------------------------
5 years          46.01   37.61   40.48   38.48   40.61   40.61   42.34   37.31
Annual average    7.86    6.59    7.03    6.73    7.05    7.05    7.32    6.55
------------------------------------------------------------------------------
Life of fund    157.24  142.41  143.61  143.61  143.54  143.54  148.13  139.45
Annual average   14.13   13.18   13.26   13.26   13.26   13.26   13.55   12.99
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/02

                             Russell 3000            Consumer
                             Value Index            price index
------------------------------------------------------------------------------
6 months                       -0.33%                 0.28%
------------------------------------------------------------------------------
1 year                         -2.72                  1.02
------------------------------------------------------------------------------
5 years                        58.49                 11.39
Annual average                  9.65                  2.18
------------------------------------------------------------------------------
Life of fund                  179.86                 18.51
Annual average                 15.45                  2.40
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/02

                      Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                 1             1             1             1
------------------------------------------------------------------------------
Income                $0.096        $0.012        $0.030        $0.030
------------------------------------------------------------------------------
Capital gains
  Long-term            0.265         0.265         0.265         0.265
------------------------------------------------------------------------------
  Short-term           0.095         0.095         0.095         0.095
------------------------------------------------------------------------------
  Total               $0.456        $0.372        $0.390        $0.390
------------------------------------------------------------------------------
Share value:        NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
8/31/01           $14.58  $15.47    $14.39        $14.39    $14.48  $15.01
------------------------------------------------------------------------------
2/28/02            13.99   14.84     13.84         13.82     13.93   14.44
------------------------------------------------------------------------------

LIPPER INFORMATION:

The average cumulative return for the 532 funds in the Lipper Multi-cap Value Funds category over the 6 months ended 2/28/02 was -0.80%. Over the 1- and 5-year and Life of fund periods ended 2/28/02, annualized returns for the category were -3.26%, 9.30%, and 13.99%, respectively.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (2/26/96)       (7/26/99)       (2/26/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         15.01%   8.40%  14.53%   9.53%  14.52%  13.52%  14.74%  10.71%
------------------------------------------------------------------------------
1 year            6.51    0.42    5.66    0.65    5.72    4.72    5.98    2.25
------------------------------------------------------------------------------
5 years          59.83   50.66   53.71   51.71   53.73   53.73   55.78   50.31
Annual average    9.83    8.54    8.98    8.69    8.98    8.98    9.27    8.49
------------------------------------------------------------------------------
Life of fund    171.95  156.27  157.16  157.16  157.11  157.11  162.02  152.85
Annual average   14.81   13.88   13.93   13.93   13.93   13.93   14.23   13.67
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities in the fund do not match those in the index and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
February 28, 2002 (Unaudited)

COMMON STOCKS (95.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.7%)
-------------------------------------------------------------------------------------------------------------------
            321,300 Boeing Co. (The)                                                                  $  14,766,948
            197,200 Lockheed Martin Corp.                                                                11,124,052
            530,200 Rockwell Collins, Inc.                                                               12,327,150
                                                                                                      -------------
                                                                                                         38,218,150

Automotive (1.6%)
-------------------------------------------------------------------------------------------------------------------
            500,900 Lear Corp. (NON)                                                                     22,390,230

Banking (12.2%)
-------------------------------------------------------------------------------------------------------------------
            429,400 Bank of America Corp.                                                                27,460,130
            646,015 Charter One Financial, Inc.                                                          19,677,617
            284,800 Comerica, Inc.                                                                       17,045,280
            243,900 M&T Bank Corp.                                                                       18,658,350
          1,369,900 Sovereign Bancorp, Inc.                                                              17,356,633
          1,827,100 U.S. Bancorp                                                                         38,095,035
            277,800 Wachovia Corp.                                                                        9,231,294
            471,700 Wells Fargo & Co.                                                                    22,122,730
                                                                                                      -------------
                                                                                                        169,647,069

Beverage (2.1%)
-------------------------------------------------------------------------------------------------------------------
            318,400 Fortune Brands, Inc.                                                                 14,487,200
            614,900 Pepsi Bottling Group, Inc. (The)                                                     15,280,265
                                                                                                      -------------
                                                                                                         29,767,465

Chemicals (3.5%)
-------------------------------------------------------------------------------------------------------------------
            445,400 Avery Dennison Corp.                                                                 28,505,600
          1,057,400 Hercules, Inc. (NON)                                                                 13,217,500
            200,100 Rohm & Haas Co.                                                                       7,685,841
                                                                                                      -------------
                                                                                                         49,408,941

Coal (1.1%)
-------------------------------------------------------------------------------------------------------------------
            579,800 Arch Coal, Inc.                                                                      10,523,370
            182,600 Peabody Energy Corp.                                                                  4,592,390
                                                                                                      -------------
                                                                                                         15,115,760

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,214,100 Service Corp. International (NON)                                                    10,694,103

Computers (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,662,000 Compaq Computer Corp.                                                                16,852,680
            990,200 Hewlett-Packard Co.                                                                  19,922,824
                                                                                                      -------------
                                                                                                         36,775,504

Conglomerates (4.8%)
-------------------------------------------------------------------------------------------------------------------
             14,650 Berkshire Hathaway, Inc. Class B (NON)                                               35,526,250
          1,068,000 Tyco International, Ltd. (Bermuda)                                                   31,078,800
                                                                                                      -------------
                                                                                                         66,605,050

Consumer Finance (1.3%)
-------------------------------------------------------------------------------------------------------------------
            265,800 Household International, Inc.                                                        13,688,700
          1,051,600 Providian Financial Corp.                                                             4,090,724
                                                                                                      -------------
                                                                                                         17,779,424

Electric Utilities (5.6%)
-------------------------------------------------------------------------------------------------------------------
            901,100 Edison International (NON)                                                           14,237,380
            334,500 Entergy Corp.                                                                        13,808,160
            259,400 FirstEnergy Corp.                                                                     9,494,040
            756,500 Northeast Utilities                                                                  13,904,470
            305,200 Progress Energy, Inc.                                                                13,654,648
            597,300 Reliant Energy, Inc.                                                                 12,423,840
                                                                                                      -------------
                                                                                                         77,522,538

Electronics (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,194,700 Motorola, Inc.                                                                       15,531,100

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------
            461,500 BJ Services Co. (NON)                                                                15,298,725

Financial (3.7%)
-------------------------------------------------------------------------------------------------------------------
          1,126,000 Citigroup, Inc.                                                                      50,951,500

Health Care Services (2.1%)
-------------------------------------------------------------------------------------------------------------------
            334,500 CIGNA Corp.                                                                          30,004,650

Insurance (2.9%)
-------------------------------------------------------------------------------------------------------------------
            695,200 ACE, Ltd. (Bermuda)                                                                  30,519,280
            109,500 XL Capital, Ltd. Class A (Bermuda)                                                   10,430,970
                                                                                                      -------------
                                                                                                         40,950,250

Investment Banking/Brokerage (4.2%)
-------------------------------------------------------------------------------------------------------------------
            677,700 JPMorgan Chase & Co.                                                                 19,822,725
            267,300 Lehman Brothers Holdings, Inc.                                                       15,102,450
            484,900 Morgan Stanley Dean Witter & Co.                                                     23,818,288
                                                                                                      -------------
                                                                                                         58,743,463

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------------------------------------------
            427,600 Royal Caribbean Cruises, Ltd.                                                         7,902,048

Machinery (0.9%)
-------------------------------------------------------------------------------------------------------------------
            257,000 Ingersoll-Rand Co. Class A (Bermuda)                                                 12,850,000

Media (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,609,500 Liberty Media Corp. Class A (NON)                                                    20,601,600

Natural Gas Utilities (2.2%)
-------------------------------------------------------------------------------------------------------------------
            629,500 Dynegy, Inc. Class A                                                                 16,096,315
            368,000 El Paso Corp.                                                                        14,381,440
                                                                                                      -------------
                                                                                                         30,477,755

Oil & Gas (6.9%)
-------------------------------------------------------------------------------------------------------------------
            944,900 Conoco, Inc.                                                                         26,135,934
            124,100 Murphy Oil Corp.                                                                     10,694,938
            852,900 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      43,813,473
            442,500 Unocal Corp.                                                                         15,899,025
                                                                                                      -------------
                                                                                                         96,543,370

Paper & Forest Products (2.9%)
-------------------------------------------------------------------------------------------------------------------
            540,400 Boise Cascade Corp.                                                                  19,427,380
            530,000 Owens-Illinois, Inc. (NON)                                                            7,780,400
            855,800 Smurfit-Stone Container Corp. (NON)                                                  13,958,098
                                                                                                      -------------
                                                                                                         41,165,878

Pharmaceuticals (3.2%)
-------------------------------------------------------------------------------------------------------------------
            465,900 Merck & Company, Inc.                                                                28,573,647
            452,800 Schering-Plough Corp.                                                                15,617,072
                                                                                                      -------------
                                                                                                         44,190,719

Photography/Imaging (2.1%)
-------------------------------------------------------------------------------------------------------------------
          3,083,100 Xerox Corp.                                                                          29,936,901

Railroads (3.1%)
-------------------------------------------------------------------------------------------------------------------
            797,400 Norfolk Southern Corp.                                                               18,970,146
            395,800 Union Pacific Corp.                                                                  24,013,186
                                                                                                      -------------
                                                                                                         42,983,332

Real Estate (1.4%)
-------------------------------------------------------------------------------------------------------------------
            349,100 Boston Properties, Inc. (R)                                                          13,150,597
            254,100 Equity Residential Properties Trust (R)                                               6,847,995
                                                                                                      -------------
                                                                                                         19,998,592

Regional Bells (2.4%)
-------------------------------------------------------------------------------------------------------------------
            889,400 SBC Communications, Inc.                                                             33,654,896

Restaurants (1.0%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Darden Restaurants, Inc.                                                             13,952,400

Retail (6.3%)
-------------------------------------------------------------------------------------------------------------------
            365,100 Federated Department Stores, Inc. (NON)                                              15,301,341
            937,600 JC Penney Company, Inc.                                                              18,320,704
          1,001,900 Limited, Inc. (The)                                                                  18,044,219
          4,300,000 Rite Aid Corp. (NON)                                                                 14,362,000
          1,083,400 Staples, Inc. (NON)                                                                  21,310,478
                                                                                                      -------------
                                                                                                         87,338,742

Software (0.7%)
-------------------------------------------------------------------------------------------------------------------
            570,100 Computer Associates International, Inc.                                               9,281,228

Telecommunications (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,577,300 Qwest Communications International, Inc.                                             13,722,510
          1,280,000 Sprint Corp. (FON Group)                                                             18,035,200
                                                                                                      -------------
                                                                                                         31,757,710

Tobacco (2.9%)
-------------------------------------------------------------------------------------------------------------------
            776,000 Philip Morris Companies, Inc.                                                        40,864,160

Waste Management (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,079,300 Republic Services, Inc. (NON)                                                        19,373,435
            328,600 Waste Management, Inc.                                                                8,645,466
                                                                                                     --------------
                                                                                                         28,018,901
                                                                                                     --------------
                    Total Common Stocks (cost $1,298,236,580)                                        $1,336,922,154

CONVERTIBLE BONDS AND NOTES (1.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         5,500,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                             $    2,935,625
          5,360,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               5,195,984
         19,000,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                10,592,500
                                                                                                     --------------
                    Total Convertible Bonds and Notes
                    (cost $15,775,856)                                                               $   18,724,109

CONVERTIBLE PREFERRED STOCKS (0.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             38,500 Boise Cascade Corp. $3.75 cum. cv. pfd.                                          $    2,165,625
             60,100 General Motors Corp. zero % cv. pfd.                                                  1,562,300
             62,500 Xerox Corp. 144A $7.50 cv. notes                                                      4,159,375
                                                                                                     --------------
                    Total Convertible Preferred Stocks
                    (cost $6,687,443)                                                                $    7,887,300

UNITS (0.3%) (a) (cost $3,378,352)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              6,850 Hercules Trust II units cum. cv. pfd. 6 1/2s                                     $    3,562,000

SHORT-TERM INVESTMENTS (3.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        19,132,984 Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 1.95%
                    and due dates ranging from March 1, 2002
                    to March 28, 2002 (d)                                                            $   19,119,440
         29,691,000 Interest in $750,000,000 joint tri-party repurchase agreement dated February 28, 2002 with Goldman
                    Sachs and Co., Inc. due March 1, 2002 with respect
                    to various U.S. Government obligations --
                    maturity value of $29,692,559 for an effective
                    yield of 1.89%                                                                       29,691,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $48,810,440)                                  $   48,810,440
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,372,888,671) (b)                                      $1,415,906,003
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,395,606,482.

  (b) The aggregate identified cost on a tax basis is $1,384,665,508, resulting in gross unrealized appreciation and depreciation of $164,880,422 and $133,639,927, respectively, or net unrealized appreciation of $31,240,495.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $13,063,999 of securities
on loan (identified cost $1,372,888,671) (Note 1)                            $1,415,906,003
-------------------------------------------------------------------------------------------
Cash                                                                                    327
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,399,763
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,556,538
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   10,847,373
-------------------------------------------------------------------------------------------
Total assets                                                                  1,432,710,004

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 11,220,219
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,469,445
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,076,520
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          300,152
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        52,990
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,208
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              759,559
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               19,119,440
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              100,989
-------------------------------------------------------------------------------------------
Total liabilities                                                                37,103,522
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,395,606,482

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,362,197,793
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        839,162
-------------------------------------------------------------------------------------------
Distributions in excess of accumulated net realized gain
on investments (Note 1)                                                         (10,447,805)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       43,017,332
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,395,606,482

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($675,373,322 divided by 48,265,870 shares)                                          $13.99
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.99)*                              $14.84
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($595,434,701 divided by 43,024,452 shares)**                                        $13.84
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($37,878,186 divided by 2,741,664 shares)**                                          $13.82
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($44,858,629 divided by 3,220,322 shares)                                            $13.93
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.93)*                              $14.44
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($42,061,644 divided by 3,006,242 shares)                                            $13.99
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividend                                                                        $11,542,237
-------------------------------------------------------------------------------------------
Interest                                                                            905,367
-------------------------------------------------------------------------------------------
Securities lending                                                                   22,756
-------------------------------------------------------------------------------------------
Total investment income                                                          12,470,360

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,017,681
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      938,085
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    41,225
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,884
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               751,512
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,848,515
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               171,946
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               160,243
-------------------------------------------------------------------------------------------
Other                                                                               422,649
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,364,740
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (88,846)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,275,894
-------------------------------------------------------------------------------------------
Net investment income                                                             3,194,466
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  1,233,485
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     422,046
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                    (17,394,252)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (15,738,721)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(12,544,255)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      February 28        August 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $    3,194,466   $    7,003,492
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        1,655,531       49,592,300
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (17,394,252)      24,885,476
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (12,544,255)      81,481,268
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,116,495)      (5,780,734)
--------------------------------------------------------------------------------------------------
   Class B                                                               (507,987)      (2,653,257)
--------------------------------------------------------------------------------------------------
   Class C                                                                (77,258)        (124,933)
--------------------------------------------------------------------------------------------------
   Class M                                                                (93,107)        (315,843)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (277,835)              --
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (15,436,855)              --
--------------------------------------------------------------------------------------------------
   Class B                                                            (15,239,616)              --
--------------------------------------------------------------------------------------------------
   Class C                                                               (927,097)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,117,288)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                               (787,563)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     149,802,468      545,138,843
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           98,677,112      617,745,344

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,296,929,370      679,184,026
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $839,162
and $2,717,378, respectively)                                      $1,395,606,482   $1,296,929,370
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.58       $13.08       $13.98       $12.01       $14.63       $11.57
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .06          .16          .16          .15          .13          .19(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.19)        1.55          .49         3.27        (1.89)        3.10
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.13)        1.71          .65         3.42        (1.76)        3.29
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.21)        (.16)        (.13)        (.12)        (.09)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --        (1.39)       (1.32)        (.74)        (.14)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.21)       (1.55)       (1.45)        (.86)        (.23)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.99       $14.58       $13.08       $13.98       $12.01       $14.63
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  (.91)*      13.14         6.13        29.23       (12.83)       28.79
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $675,373     $605,706     $331,658     $400,555     $350,430     $429,246
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .55*        1.11         1.15         1.09         1.16         1.22(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .43*        1.10         1.32         1.04          .89         1.40(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 37.37*       69.71        82.68        87.23       135.56        65.38
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the period ended August 31, 1997 reflect a reduction of less than 0.01%.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                         Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.39       $12.92       $13.80       $11.87       $14.49       $11.52
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .01          .05          .07          .04          .02          .09(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.19)        1.53          .49         3.23        (1.86)        3.08
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.18)        1.58          .56         3.27        (1.84)        3.17
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.01)        (.11)        (.05)        (.02)        (.04)        (.06)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --        (1.39)       (1.32)        (.74)        (.14)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.11)       (1.44)       (1.34)        (.78)        (.20)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.84       $14.39       $12.92       $13.80       $11.87       $14.49
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.24)*      12.27         5.36        28.14       (13.48)       27.79
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $595,435     $583,543     $314,364     $423,948     $355,743     $406,783
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .92*        1.86         1.90         1.84         1.91         1.97(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .05*         .34          .57          .29          .14          .65(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 37.37*       69.71        82.68        87.23       135.56        65.38
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the period ended August 31, 1997 reflect a reduction of less than 0.01%.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                           February 28                            July 26,1999+
operating performance               (Unaudited)    Year ended August 31    to August 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.39       $12.97       $13.97       $15.04
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01          .04          .08         (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.19)        1.55          .46        (1.05)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.18)        1.59          .54        (1.07)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.17)        (.15)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --        (1.39)          --
----------------------------------------------------------------------------------------
Total distributions                     (.39)        (.17)       (1.54)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.82       $14.39       $12.97       $13.97
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.25)*      12.33         5.22        (7.12)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $37,878      $33,093       $6,470         $561
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .92*        1.86         1.90          .19*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .05*         .26          .62         (.18)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 37.37*       69.71        82.68        87.23
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                       Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.48       $13.00       $13.88       $11.93       $14.55       $11.54
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .03          .09          .10          .08          .06          .12(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.19)        1.53          .49         3.24        (1.87)        3.10
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.16)        1.62          .59         3.32        (1.81)        3.22
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.14)        (.08)        (.05)        (.07)        (.07)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --        (1.39)       (1.32)        (.74)        (.14)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.14)       (1.47)       (1.37)        (.81)        (.21)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.93       $14.48       $13.00       $13.88       $11.93       $14.55
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.10)*      12.53         5.62        28.46       (13.25)       28.19
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $44,859      $46,055      $26,692      $37,367      $36,079      $46,761
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .80*        1.61         1.65         1.59         1.66         1.72(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .18*         .60          .81          .54          .39          .91(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 37.37*       69.71        82.68        87.23       135.56        65.38
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the period ended August 31, 1997 reflect a reduction of less than 0.01%.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                           February 28  July 3, 2001+
operating performance               (Unaudited)  to August 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.59       $15.49
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)                .07          .02
--------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.18)        (.92)
--------------------------------------------------------------
Total from
investment operations                   (.11)        (.90)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.13)          --
--------------------------------------------------------------
From net realized gain
on investments                          (.36)          --
--------------------------------------------------------------
Total distributions                     (.49)          --
--------------------------------------------------------------
Net asset value,
end of period                         $13.99       $14.59
--------------------------------------------------------------
Total return at
net asset value (%)(b)                  (.76)*      (5.81)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,062      $28,533
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .42*         .14*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .54*         .16*
--------------------------------------------------------------
Portfolio turnover (%)                 37.37*       69.71
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is in a series of Putnam Investments Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are undervalued at the time of purchase.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2002, the value of securities loaned amounted to $13,063,999. The fund received cash collateral of $19,119,440 which is pooled with collateral of other Putnam funds into 31 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2002, the fund's expenses were reduced by $88,846 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,768 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended February 28, 2002, Putnam Retail Management, acting as underwriter received net commissions of $186,947 and $4,004 from the sale of class A and class M shares, respectively, and received $428,661 and $5,206 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2002, Putnam Retail Management, acting as underwriter received $5,801 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $582,267,166 and $478,454,988, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,807,989       $ 190,057,521
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,331,876          18,579,680
---------------------------------------------------------------------------
                                            15,139,865         208,637,201

Shares
repurchased                                 (8,417,521)       (114,857,660)
---------------------------------------------------------------------------
Net increase                                 6,722,344       $  93,779,541
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 30,879,077       $ 447,549,443
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  401,117           5,547,085
---------------------------------------------------------------------------
                                            31,280,194         453,096,528

Shares
repurchased                                (15,101,169)       (218,803,117)
---------------------------------------------------------------------------
Net increase                                16,179,025       $ 234,293,411
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,668,570       $ 144,895,995
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,030,877          14,257,040
---------------------------------------------------------------------------
                                            11,699,447         159,153,035

Shares
repurchased                                 (9,215,409)       (124,563,067)
---------------------------------------------------------------------------
Net increase                                 2,484,038       $  34,589,968
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,235,301       $ 393,909,895
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  178,607           2,452,304
---------------------------------------------------------------------------
                                            27,413,908         396,362,199

Shares
repurchased                                (11,207,977)       (158,117,696)
---------------------------------------------------------------------------
Net increase                                16,205,931       $ 238,244,503
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    887,614         $12,061,536
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   59,772             824,859
---------------------------------------------------------------------------
                                               947,386          12,886,395

Shares
repurchased                                   (505,961)         (6,795,720)
---------------------------------------------------------------------------
Net increase                                   441,425         $ 6,090,675
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,364,422         $34,178,871
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,145             111,835
---------------------------------------------------------------------------
                                             2,372,567          34,290,706

Shares
repurchased                                   (571,020)         (8,270,508)
---------------------------------------------------------------------------
Net increase                                 1,801,547         $26,020,198
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    688,400         $ 9,425,147
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   84,267           1,171,321
---------------------------------------------------------------------------
                                               772,667          10,596,468

Shares
repurchased                                   (732,643)         (9,864,589)
---------------------------------------------------------------------------
Net increase                                    40,024         $   731,879
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,215,332        $ 31,898,020
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   21,891             301,873
---------------------------------------------------------------------------
                                             2,237,223          32,199,893

Shares
repurchased                                 (1,110,553)        (15,745,219)
---------------------------------------------------------------------------
Net increase                                 1,126,670        $ 16,454,674
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,496,373         $20,686,239
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   76,427           1,065,398
---------------------------------------------------------------------------
                                             1,572,800          21,751,637

Shares
repurchased                                   (522,040)         (7,141,232)
---------------------------------------------------------------------------
Net increase                                 1,050,760         $14,610,405
---------------------------------------------------------------------------

                                               For the period July 3, 2001
                                              (commencement of operations)
                                                        to August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,070,942         $31,846,496
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,070,942          31,846,496

Shares
repurchased                                   (115,460)         (1,720,439)
---------------------------------------------------------------------------
Net increase                                 1,955,482         $30,126,057
---------------------------------------------------------------------------


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With more than 60 years of experience, Putnam now has over $339 billion in assets under management, 124 mutual funds, over 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to the role of the financial advisor, who continually provides sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


Visit www.putnaminvestments.com

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at

www.putnaminvestments.com


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA025-79257  274/2BF/2BG  4/02



PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]

-----------------------------------------------------------------------------

Putnam New Value Fund
Supplement to Semiannual Report dated 2/28/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE

-----------------------------------------------------------------------------

Total return for periods ended 2/28/02

                                                             NAV

6 months                                                   -0.76%
1 year                                                     -0.49
5 years                                                    46.33
Annual average                                              7.91
Life of fund (since class A inception, 1/3/95)            157.80
Annual average                                             14.16

Share value:                                                 NAV

8/31/01                                                   $14.59
2/28/02                                                   $13.99

-----------------------------------------------------------------------------

Distributions:     No.      Income        Capital gains        Total
                                        Long         Short
                   1        $0.127     $0.265       $0.095    $0.487
-----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
International
Fund


SEMIANNUAL REPORT ON PERFORMANCE AND PORTFOLIO

2-28-02

[SCALE LOGO OMITTED]


The following report contains a list of your fund's portfolio holdings and complete financial statements for the six months ended 2/28/02.

During the past year, Putnam conducted a comprehensive review of its fund lineup and investment resources. Based on that review, Putnam Management proposed that a number of incubated funds be closed. After lengthy and careful consideration, the Trustees have approved the proposal. This fund is among those that will be liquidated, effective April 26, 2002.

Shareholders may exchange incubated fund shares for shares of another Putnam fund at net asset value anytime before April 24, 2002. For shares of incubated funds not held in retirement accounts, the exchange will constitute a taxable event for the 2002 tax year. Shares of incubated funds held in nonretirement accounts that are not exchanged before April 24 will be liquidated and the proceeds mailed to the address of record after April 26, 2002. Shares of incubated funds held in retirement accounts that are not exchanged before April 24 will be automatically exchanged into Putnam Money Market Fund on April 26. We encourage you to consult your financial advisor and review your investment program in light of these changes. You may also call Putnam Preferred Access at 1-800-634-1590 for more information.

Letters providing information about the liquidation have been mailed to all shareholders of incubated Putnam funds.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
February 28, 2002 (Unaudited)

COMMON STOCKS (99.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (4.1%)
-------------------------------------------------------------------------------------------------------------------
              1,988 AMP, Ltd.                                                                        $       19,254
              2,110 BHP Billiton, Ltd.                                                                       12,836
              1,079 Coles Myer, Ltd.                                                                          4,866
                900 Commonwealth Bank of Australia                                                           15,027
                100 EVN AG                                                                                    3,875
              1,400 National Australia Bank, Ltd.                                                            25,855
                600 News Corp., Ltd. (The)                                                                    3,777
                500 News Corp., Ltd. (The) ADR                                                               12,790
              1,223 Rio Tinto, Ltd.                                                                          25,245
                200 VA Technolgies AG                                                                         5,215
              5,385 Westpac Banking Corp.                                                                    45,926
              1,000 Woolworths, Ltd.                                                                          6,254
                                                                                                      -------------
                                                                                                            180,920

Austria (0.1%)
-------------------------------------------------------------------------------------------------------------------
                300 Telekom Austria AG (NON)                                                                  2,408

Belgium (0.8%)
-------------------------------------------------------------------------------------------------------------------
                300 Dexia                                                                                     4,499
                100 Electrabel SA                                                                            19,830
                450 Fortis                                                                                    9,982
                                                                                                      -------------
                                                                                                             34,311

Denmark (1.1%)
-------------------------------------------------------------------------------------------------------------------
                300 Danisco A/S                                                                              10,618
                800 Danske Bank A/S                                                                          12,109
                100 GN Store Nord                                                                               462
                 30 Group 4 Falck A/S                                                                         3,196
                 25 ISS A/S (NON)                                                                             1,223
                500 Jyske Bank A/S (NON)                                                                      9,693
                100 Novo-Nordisk A/S                                                                          3,883
                200 TDC A/S                                                                                   6,217
                100 Vestas Wind Systems A/S                                                                   2,346
                                                                                                      -------------
                                                                                                             49,747

Finland (1.9%)
-------------------------------------------------------------------------------------------------------------------
                100 Hartwall OYJ AB                                                                           2,504
                400 Metso OYJ                                                                                 4,497
              3,100 Nokia OYJ                                                                                65,869
                500 Stora Enso OYJ                                                                            6,486
                100 TietoEnator OYJ 144A                                                                      2,543
                                                                                                      -------------
                                                                                                             81,899

France (12.4%)
-------------------------------------------------------------------------------------------------------------------
                100 Accor SA                                                                                  3,671
                600 Alcatel SA                                                                                8,328
                200 Alstom                                                                                    2,392
                750 Aventis SA                                                                               55,617
              1,400 Axa SA                                                                                   26,091
              1,038 BNP Paribas SA                                                                           50,314
                500 Bouygues SA                                                                              14,269
                500 Carrefour Supermarche SA                                                                 22,571
                 50 Castorama Dubois Investissement SA                                                        2,465
                150 Dassault Systemes SA                                                                      6,895
                500 France Telecom SA                                                                        13,167
                225 Groupe Danone                                                                            25,879
                600 Havas Advertising SA                                                                      4,561
                550 L'Oreal SA                                                                               38,432
                350 Lafarge                                                                                  30,117
                 40 Lagardere SCA                                                                             1,627
                114 Michelin Corp. Class B                                                                    4,328
                500 Orange SA (NON)                                                                           2,923
                300 Rhodia SA                                                                                 2,755
                600 Sanofi-Synthelabo SA                                                                     39,383
                300 Schneider Electric SA                                                                    15,048
                602 Societe Generale                                                                         35,610
                200 Societe Television Francaise I                                                            4,656
                100 Sodexho Alliance SA                                                                       3,961
                650 Suez Lyonnaise des Eaux                                                                  18,100
                500 TotalFinaElf SA Class B                                                                  73,465
                400 TotalFinaElf SA ADR                                                                      29,420
                100 Usinor SA                                                                                 1,384
                300 Vivendi Universal SA                                                                     11,644
                                                                                                      -------------
                                                                                                            549,073

Germany (8.4%)
-------------------------------------------------------------------------------------------------------------------
                 75 Adidas-Salomon AG                                                                         4,845
                190 Allianz AG                                                                               42,524
                300 BASF AG                                                                                  11,558
                600 Bayer AG                                                                                 19,043
                613 Bayerische Motoren Werke (BMW) AG                                                        22,557
                200 Bayerische Vereinsbank AG                                                                 6,071
                 80 Beiersdorf AG                                                                             8,821
                600 DaimlerChrysler AG                                                                       24,024
                400 Deutsche Bank AG                                                                         23,626
                 50 Deutsche Boerse 144A                                                                      2,006
                100 Deutsche Lufthansa AG                                                                     1,544
                200 Deutsche Post AG                                                                          2,577
              1,100 Deutsche Telekom AG                                                                      15,553
                500 Deutsche Telekom AG ADR                                                                   7,045
                800 E.On AG                                                                                  39,158
                 60 Fresenius Medical Care AG                                                                 3,113
                200 Metro AG                                                                                  6,590
                162 Muenchener Rueckversicherungs-Gesellschaft AG                                            39,437
                200 ProSiebenSat.1 Media AG                                                                   1,505
                250 RWE AG                                                                                    8,972
                250 SAP AG                                                                                   34,160
                485 Siemens AG                                                                               28,647
                400 Volkswagon AG                                                                            18,991
                                                                                                      -------------
                                                                                                            372,367

Hong Kong (3.0%)
-------------------------------------------------------------------------------------------------------------------
              7,000 Bank of East Asia, Ltd.                                                                  13,328
              1,000 Cathay Pacific Airways                                                                    1,500
              1,600 CGNU PLC                                                                                 16,236
              1,000 Cheung Kong Holdings, Ltd.                                                                8,334
                500 China Mobile, Ltd. (NON)                                                                  1,442
              1,300 Hang Seng Bank, Ltd.                                                                     14,252
              3,000 Henderson Land Development Co., Ltd. (R)                                                 11,694
             10,000 Hong Kong and China Gas Co., Ltd.                                                        13,976
              3,154 Hong Kong Electric Holdings, Ltd.                                                        11,809
              3,300 Hutchison Whampoa, Ltd.                                                                  26,868
              2,048 Sun Hung Kai Properties, Ltd.                                                            14,640
                                                                                                      -------------
                                                                                                            134,079

Ireland (1.6%)
-------------------------------------------------------------------------------------------------------------------
              1,011 Allied Irish Banks PLC                                                                   11,279
              1,428 CRH PLC (NON)                                                                            23,772
                300 Elan Corp. PLC ADR (NON)                                                                  4,230
              1,000 Greencore Group                                                                           2,750
             12,000 Jefferson Smurfit Group PLC                                                              27,435
                                                                                                      -------------
                                                                                                             69,466

Italy (3.0%)
-------------------------------------------------------------------------------------------------------------------
                500 Alleanza Assicurazioni SpA                                                                4,839
                200 Assicurazioni Generali                                                                    4,952
                600 Banca Fideuram SpA                                                                        4,032
              1,000 Banca Popolare di Milano Scrl (BPM)                                                       3,745
                400 Banca Popolare di Verona                                                                  4,269
                100 Bulgari SpA                                                                                 768
              3,500 ENI SpA                                                                                  47,945
              4,000 IntesaBCI SpA                                                                             9,323
                900 Mediaset SpA                                                                              7,262
                300 Sanpaolo IMI SpA                                                                          3,046
              5,300 Telecom Italia Mobile SpA                                                                24,934
              2,300 Telecom Italia SpA                                                                       18,916
                                                                                                      -------------
                                                                                                            134,031

Japan (19.5%)
-------------------------------------------------------------------------------------------------------------------
                100 Acom Co., Ltd.                                                                            5,486
                100 Advantest Corp.                                                                           6,592
                 50 Aiful Corp.                                                                               2,496
                100 Asatsu-DK, Inc.                                                                           1,973
              1,000 Canon, Inc.                                                                              35,052
                700 Chubu Electric Power, Inc.                                                               11,510
              2,000 Dai Nippon Printing Co., Ltd.                                                            19,238
                  3 East Japan Railway Co.                                                                   11,435
                200 Fast Retailing Co., Ltd.                                                                  3,528
                200 Fuji Machine Manufacturing Co., Ltd.                                                      3,049
              1,000 Fuji Photo Film Co., Ltd.                                                                31,540
                  1 Fuji Television Network, Inc.                                                             4,933
              1,000 Fujisawa Pharmaceutical Co.                                                              21,001
              2,000 Fujitsu, Ltd.                                                                            13,109
              2,000 Hitachi, Ltd.                                                                            12,735
                900 Honda Motor Co., Ltd.                                                                    35,987
              1,000 KAO Corp.                                                                                18,797
              1,000 Kirin Brewery Co., Ltd.                                                                   6,435
                100 Kojima Co., Ltd.                                                                            671
              1,000 Kurita Water Industries, Ltd.                                                            12,033
                100 Kyocera Corp.                                                                             5,994
                100 Matsushita Communication Industrial Co., Ltd.                                             3,408
              2,000 Matsushita Electric Industrial Co.                                                       24,230
                  3 Mitsubishi Tokyo Finance Group, Inc.                                                     18,117
              3,000 Mitsui Fudoscan Co., Ltd.                                                                16,726
                  5 Mizuho Holdings, Inc.                                                                     9,454
                300 Murata Manufacturing Co., Ltd.                                                           18,655
              2,000 NEC Corp.                                                                                14,544
              2,000 Nikko Securities Co., Ltd.                                                                7,698
                  9 Nippon Telegraph and Telephone Corp. (NTT)                                               28,722
                 20 Nippon Television Network Corp.                                                           4,087
              3,000 Nissan Motor Co., Ltd.                                                                   19,574
              1,000 Nomura Securites Co., Ltd.                                                               11,435
                  2 NTT DoCoMo, Inc.                                                                         20,777
                100 Obic Co., Ltd.                                                                           16,330
              1,000 OMRON Corp.                                                                              12,481
                100 Orix Corp.                                                                                7,631
                300 Promise Co., Ltd.                                                                        12,668
                100 Rohm Co., Ltd.                                                                           14,462
              1,000 Sankyo Company, Ltd.                                                                     14,611
              1,000 Sharp Corp.                                                                              11,958
                700 Shin-Etsu Chemical Co.                                                                   26,577
              1,000 Shionogi & Co., Ltd.                                                                     14,567
              1,000 Shiseido Co., Ltd.                                                                        9,387
                700 Sony Corp.                                                                               31,809
              1,000 Sumitomo Corp.                                                                            5,164
              1,000 Sumitomo Mitsui Banking Corp.                                                             3,707
              1,000 Takeda Chemical Industries, Ltd.                                                         40,583
                100 Takefuji Corp.                                                                            6,091
              1,000 Teijin, Ltd.                                                                              3,363
              1,800 Tokyo Electric Power Co.                                                                 34,036
                200 Tokyo Electron, Ltd.                                                                     12,930
              1,000 Tokyo Gas Co., Ltd.                                                                       2,578
              1,000 Tokyo Style Co., Ltd.                                                                     8,819
              2,000 Toshiba Corp. (NON)                                                                       7,399
                424 Tostem Inax Holding Corp.                                                                 5,688
              2,600 Toyota Motor Corp.                                                                       66,457
                100 Uni-Charm Corp.                                                                           2,459
              1,000 Yamanouchi Pharmaceutical Co., Ltd.                                                      26,084
                                                                                                      -------------
                                                                                                            858,860

Netherlands (6.1%)
-------------------------------------------------------------------------------------------------------------------
              1,216 ABN AMRO Holdings NV                                                                     21,169
                600 Aegon NV                                                                                 13,055
                600 Akzo-Nobel NV                                                                            26,463
                600 ASML Holding NV (NON)                                                                    12,297
                 80 Gucci Group NV                                                                            6,904
                430 Heineken NV                                                                              17,511
              2,600 ING Groep NV                                                                             61,811
              1,103 Koninklijke (Royal) Philips Electronics NV                                               28,807
                612 Koninklijke Ahold NV                                                                     14,105
                304 Koninklijke Vendex KRB NV                                                                 3,418
              1,114 Koninlijke (Royal) KPN NV (NON)                                                           5,308
                386 Laurus NV (NON)                                                                           1,252
                800 Royal Dutch Petroleum Co.                                                                41,268
                252 TPG NV                                                                                    5,182
                294 Vedior NV                                                                                 3,305
                100 VNU NV                                                                                    2,958
                200 Wolters Kluwer NV                                                                         4,307
                                                                                                      -------------
                                                                                                            269,120

New Zealand (0.2%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Telecom Corp. of New Zealand, Ltd.                                                        6,390

Norway (1.0%)
-------------------------------------------------------------------------------------------------------------------
              1,200 DnB Holdings ASA                                                                          6,022
                280 DnB Holdings ASA 144A                                                                     1,405
                200 Frontline, Ltd.                                                                           2,240
                100 Gjensidige NOR Sparebank                                                                  3,245
                400 Norsk Hydro ASA                                                                          17,020
                300 Norske Skogindustrier ASA                                                                 5,423
                300 Orkla ASA                                                                                 5,153
                300 Smedvig ASA Class A                                                                       2,206
                                                                                                      -------------
                                                                                                             42,714

Portugal (0.3%)
-------------------------------------------------------------------------------------------------------------------
                390 Banco Comercial Portugues SA                                                              1,359
              2,000 Electricidade de Portugal SA                                                              3,857
              1,200 Portugal Telecom SGPS SA (NON)                                                            8,458
                                                                                                      -------------
                                                                                                             13,674

Singapore (1.6%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                         6,847
              3,326 DBS Group Holdings, Ltd.                                                                 24,516
              1,000 Keppel Land, Ltd.                                                                           956
              1,900 Overseas-Chinese Banking Corp.                                                           13,175
              1,000 Singapore Exchange, Ltd. 144A                                                               704
              2,168 United Overseas Bank, Ltd.                                                               16,454
              1,000 Venture Manufacturing, Ltd.                                                               8,026
                                                                                                      -------------
                                                                                                             70,678

Spain (1.9%)
-------------------------------------------------------------------------------------------------------------------
                400 Altadis SA                                                                                6,623
              1,100 Banco Biblao Vizcava Argentaria SA                                                       12,690
                100 Banco Popular Espanol                                                                     3,528
              1,242 Banco Santander Central Hispano SA                                                        9,903
                984 Iberdrola SA                                                                             12,382
                500 Repsol SA                                                                                 6,179
              2,756 Telefonica SA (NON)                                                                      32,128
                                                                                                      -------------
                                                                                                             83,433

Sweden (2.3%)
-------------------------------------------------------------------------------------------------------------------
                100 Assa Abloy AB Class B                                                                     1,262
                400 Electrolux AB                                                                             7,189
                200 Eniro AB 144A                                                                             1,606
                400 Foreningssparbanken AB                                                                    4,589
                200 Hennes & Mauritz AB Class B                                                               3,470
                700 Investor AB Class B                                                                       7,529
                100 NetCom Systems AB Class B (NON)                                                           2,677
                600 Nordea AB                                                                                 3,126
                500 Sandvik AB                                                                               12,070
                100 Securitas AB Class B                                                                      2,003
                200 SKF AB Class B                                                                            4,685
                400 Svenska Cellulosa AB SCA Class B                                                         12,868
                800 Svenska Handelsbanken AB Class A                                                         10,860
                200 Swedish Match AB                                                                          1,281
              5,200 Telefonaktiebolaget LM Ericsson AB Class B                                               22,172
              1,000 Telefonaktiebolaget LM Ericsson AB ADR                                                    4,220
                100 Volvo AB Class B                                                                          1,759
                                                                                                      -------------
                                                                                                            103,366

Switzerland (7.9%)
-------------------------------------------------------------------------------------------------------------------
                928 ABB, Ltd. (NON)                                                                           6,618
                 40 Adecco SA                                                                                 2,401
                 50 Ciba Specialty Chemicals AG                                                               3,610
                500 Cie Financier Richemont AG                                                               10,419
                270 Clariant AG                                                                               5,388
                740 Credit Suisse Group                                                                      25,583
                 10 Julius Baer Holdings, Ltd. AG Class B                                                     2,876
                320 Nestle SA                                                                                70,717
              2,000 Novartis AG                                                                              76,011
                300 Roche Holding AG                                                                         21,086
                500 STMicroelectronics NV                                                                    14,818
                200 Swatch Group AG (The)                                                                     3,651
                110 Swiss Re                                                                                  9,895
                 42 Swisscom AG                                                                              12,240
                100 Syngenta AG                                                                               5,523
                 10 Synthes-Stratec, Inc.                                                                     6,574
              1,300 UBS AG                                                                                   60,166
                 63 Zurich Financial Services AG                                                             12,184
                                                                                                      -------------
                                                                                                            349,760

United Kingdom (22.7%)
-------------------------------------------------------------------------------------------------------------------
                500 3i Group PLC                                                                              4,844
                600 Abbey National PLC                                                                        8,087
              2,400 Aegis Group PLC                                                                           3,513
                400 Allied Domecq PLC                                                                         2,274
                300 Amvescap PLC                                                                              3,619
                900 Anglian Water AWG PLC                                                                     6,619
                906 AstraZeneca PLC (Stockholm exchange)                                                     46,166
                650 AstraZeneca PLC                                                                          32,874
            120,780 AWG PLC (NON)                                                                               154
              2,900 BAE Systems PLC                                                                          13,043
              1,400 Barclays PLC                                                                             41,085
                997 BAT Industries PLC                                                                        9,151
                344 BG Group PLC                                                                              1,423
              1,000 BHP Billiton PLC                                                                          5,657
                800 BOC Group PLC                                                                            11,801
             15,614 BP PLC                                                                                  128,633
                200 British Airways PLC                                                                         576
              3,510 BT Group PLC                                                                             12,696
                500 Cadbury Schweppes PLC                                                                     3,401
                800 Carlton Communications PLC                                                                2,387
                300 Chloride Group PLC                                                                          216
                900 Chubb PLC                                                                                 2,164
              3,500 Compass Group PLC                                                                        23,859
              2,810 Diageo PLC                                                                               33,383
              3,123 Dixons Group PLC                                                                         10,578
                100 EMAP PLC                                                                                    962
                600 EMI Group PLC                                                                             2,628
              4,104 GlaxoSmithKline PLC                                                                     100,066
              4,500 Granada PLC                                                                               7,319
                500 Hanson PLC                                                                                3,302
              1,500 Hays PLC                                                                                  4,190
              3,341 HSBC Holdings PLC (Hong Kong exchange)                                                   37,162
              3,300 HSBC Holdings PLC                                                                        36,054
                  1 Imperial Chemical Industries PLC                                                              1
                600 Imperial Chemicals Industries PLC                                                         2,418
              4,300 Invensys PLC                                                                              5,838
              1,152 Kingfisher Leisure PLC                                                                    6,175
                444 Lattice Group PLC                                                                         1,063
              3,400 Lloyds TSB Group PLC                                                                     32,699
              1,000 Marconi PLC                                                                                 248
                700 Marks & Spencer PLC                                                                       3,722
                800 Misys PLC                                                                                 2,959
              3,510 mmO2 PLC (NON)                                                                            3,276
                600 Molins PLC                                                                                2,715
                400 Next PLC                                                                                  5,383
              1,200 P&O Princess Cruises PLC                                                                  6,958
                400 Pearson PLC                                                                               4,413
              1,000 Peninsular and Oriental Steam Navigation Co.                                              2,977
                600 Prudential Corp. PLC                                                                      5,567
              1,000 Rentokil Initial PLC                                                                      3,773
                700 Reuters Group PLC                                                                         5,188
                409 Royal & Sun Alliance Insurance Group PLC                                                  1,510
              2,000 Royal Bank of Scotland Group PLC                                                         48,991
                800 Scottish and Southern Energy PLC                                                          7,185
              3,212 Scottish Power PLC                                                                       19,397
              3,500 Securicor Group PLC                                                                       6,534
                400 Severn Trent PLC                                                                          4,150
              5,300 Shell Transport & Trading Co. PLC                                                        36,879
              1,200 Six Continents PLC                                                                       11,982
              2,500 Smiths Group PLC                                                                         25,068
                400 South African Breweries, Ltd. 144A                                                        2,648
              5,300 Tesco PLC                                                                                18,889
              1,800 Tomkins PLC                                                                               6,186
                197 United Business Media PLC                                                                 1,630
             51,339 Vodafone Group PLC                                                                       97,114
                600 Woolworths, Ltd.                                                                            327
              1,800 WPP Group PLC                                                                            18,940
                                                                                                      -------------
                                                                                                          1,002,689
                                                                                                      -------------
                    Total Common Stocks (cost $4,913,269)                                            $    4,408,985

UNITS (0.1%) (a) (cost $4,880)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                 20 Nippon Television Network Corp. 144A Structured
                    Call Warrants (Issued by Lehman Brothers
                    Finance S.A.), expiration 8/6/02                                                 $        4,108

SHORT-TERM INVESTMENTS (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            10,918 Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 1.95%
                    and due dates ranging from March 1, 2002
                    to March 28, 2002 (d)                                                            $       15,480
             12,000 Interest in $1,000,000,000 joint tri-party repurchase agreement dated February 28, 2002 with
                    S.B.C. Warburg, Inc. due March 1, 2002 with
                    respect to various U.S. Government obligations --
                    maturity value of $12,001 for an effective
                    yield of 1.9%                                                                            12,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $27,480)                                       $       27,480
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,945,629) (b)                                          $    4,440,573
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,412,981.

  (b) The aggregate identified cost on a tax basis is $5,004,667, resulting in gross unrealized appreciation and depreciation of $592,094 and $1,156,188, respectively, or net unrealized depreciation of $564,094.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at February 28, 2002 (as a percentage of net assets):

        Banking 16.3%
        Pharmaceuticals 11.7%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $15,132 of securities on loan
(identified cost $4,945,629) (Note 1)                                            $4,440,573
-------------------------------------------------------------------------------------------
Cash                                                                                    888
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            13,643
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   17
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                          709
-------------------------------------------------------------------------------------------
Total assets                                                                      4,455,830

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,225
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          4,402
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,598
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         2,379
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   15,480
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               16,758
-------------------------------------------------------------------------------------------
Total liabilities                                                                    42,849
-------------------------------------------------------------------------------------------
Net assets                                                                       $4,412,981

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $5,255,050
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (24,204)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                         (312,469)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                              (505,396)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $4,412,981

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($4,412,981 divided by 535,766 shares)                                                $8.24
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $8.24)*                                        $8.74
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended February 28, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,476)                                          $  22,143
-------------------------------------------------------------------------------------------
Interest                                                                                 12
-------------------------------------------------------------------------------------------
Securities lending                                                                       22
-------------------------------------------------------------------------------------------
Total investment income                                                              22,177

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     18,143
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,685
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       788
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         20
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               3,834
-------------------------------------------------------------------------------------------
Auditing                                                                             14,138
-------------------------------------------------------------------------------------------
Other                                                                                 1,090
-------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                      (8,814)
-------------------------------------------------------------------------------------------
Total expenses                                                                       32,884
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (450)
-------------------------------------------------------------------------------------------
Net expenses                                                                         32,434
-------------------------------------------------------------------------------------------
Net investment loss                                                                 (10,257)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (129,118)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              65
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the period                                                (444)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                       (233,988)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (363,485)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(373,742)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      February 28        August 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                          $   (10,257)      $   13,232
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                            (129,053)         (74,653)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                             (234,432)      (1,716,886)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (373,742)      (1,778,307)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income                                              (10,692)              --
--------------------------------------------------------------------------------------------------
  From net realized gain on investments                                    (3,207)        (397,852)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                                --          (78,497)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                        (189,218)        (510,536)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (576,859)      (2,765,192)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                     4,989,840        7,755,032
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income and accumulated net
investment loss of $24,204 and $3,255, respectively)                   $4,412,981       $4,989,840
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                  Six months
                                       ended
Per-share                        February 28
operating performance            (Unaudited)                           Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.94       $12.98       $12.45        $9.92        $9.58        $8.58
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)(d)      .02(d)       .01(d)       .03(d)       .04          .07
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.65)       (3.14)        2.02         2.95          .45         1.15
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.67)       (3.12)        2.03         2.98          .49         1.22
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.02)          --         (.24)        (.06)        (.06)        (.09)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.01)        (.77)       (1.26)        (.39)        (.09)        (.13)
------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.15)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.03)        (.92)       (1.50)        (.45)        (.15)        (.22)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.24        $8.94       $12.98       $12.45        $9.92        $9.58
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.55)*     (25.17)       16.37        30.76         5.29        14.43
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,413       $4,990       $7,755       $5,390       $3,858       $3,664
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(a)             .72*        1.45         1.46         1.49         1.47         1.45
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)            (.22)*        .22          .11          .23          .40          .74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  4.62*       30.38        31.95        55.80        38.61        76.09
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction, based on average net assets of 0.19%, 0.16%, 0.04%, 0.46%, 0.39% and
      0.38% for the periods ended February 28, 2002, August 31, 2001, August
      31, 2000, August 31, 1999, August 31, 1998 and August 31, 1997,
      respectively (Note 2).

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam International Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in equity securities of issues which have a principle place of business located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A shares which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2002, the value of securities loaned amounted to $15,132. The fund received cash collateral of $15,480 which is pooled with collateral of other Putnam funds into 31 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 31, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2002, the fund's expenses were reduced by $450 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the six months ended February 28, 2002, Putnam Retail Management, acting as underwriter received no monies from net commissions from the sale of shares of the fund.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $212,744 and $426,549, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2002 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      3,053             $24,717
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,647              13,899
---------------------------------------------------------------------------
                                                 4,700              38,616

Shares
repurchased                                    (26,811)           (227,834)
---------------------------------------------------------------------------
Net decrease                                   (22,111)          $(189,218)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      8,559             $82,940
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   44,769             476,349
---------------------------------------------------------------------------
                                                53,328             559,289

Shares
repurchased                                    (93,054)         (1,069,825)
---------------------------------------------------------------------------
Net decrease                                   (39,726)          $(510,536)
---------------------------------------------------------------------------

At February 28, 2002, Putnam LLC owned 466,107 shares of the fund (87.0% of shares outstanding), valued at $3,840,722.

Note 5
Actions by Trustees

On March 15, 2002, the Trustees approved, in principle, the liquidation of Putnam International Fund. The closing is scheduled to occur in April 2002.

FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Omid Kamshad
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam International Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

                                                79258  2AX  4/02


Putnam
Emerging
Markets
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholders:

In challenging times such as these, it is a pleasure to inform you that over the first half of fiscal 2002, Putnam Emerging Markets Fund posted a healthy gain. Since the stocks in which this fund invests usually lead their markets, we are optimistic that their current strength is a precursor to more positive times for the world's stock markets.

While emerging markets often present unusual opportunities, the uncertainties inherent in such environments can generate more volatility than some investors find comfortable. For this and other reasons discussed during lengthy sessions between your fund's Board of Trustees and Putnam Investment Management, your Board has agreed in principle to a proposed merger of your fund into a more diversified international fund. Please review the details on page 6 for more information.

We hope you'll read the management team's discussion, as it will provide you with a good understanding of what has been driving your fund's performance. As you do, you may notice that the team is listed, rather than individual managers. This more accurately reflects the manner in which your fund is managed, as well as Putnam's belief that mutual funds are more effectively overseen by teams.

We know that Putnam Investments values its relationship with you and its other shareholders, and appreciates your loyalty through the restructuring of its staff and products to pursue superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam International Core Team

Emerging markets offered a refuge for U.S. investors during the recent historic market turmoil and global political events. All world markets plunged in September, both before and after the tragic terrorist attacks in the United States, but have subsequently rallied. Emerging-market stocks, however, excelled in the upswing. Putnam Emerging Markets Fund performed in line with emerging markets in general, posting a solid gain at net asset value and exceeding the return of its benchmark, the MSCI Emerging Markets Free Index. The fund's results were also in line with those of its Lipper category during this period. Performance details can be found on page 8 of this report.

Total return for 6 months ended 2/28/02

      Class A          Class B         Class C          Class M
    NAV     POP       NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   12.80%    6.36%   12.39%  7.39%   12.46% 11.47%   12.59%   8.64%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* EMERGING MARKETS DEMONSTRATED TRADITIONAL TRENDS, NEW RESILIENCE

At first glance, it might seem surprising for emerging markets, traditionally considered volatile, to have performed so well during a period of high risk and widespread uncertainty. But volatility applies to upswings as well as downturns. Emerging markets, quick to reflect negative trends in the global economy, are just as quick to respond to more positive news. In 2001, stocks in emerging markets fell to deeply depressed levels before September 11 as the global economy slowed. Stocks fell further after September 11, but this marked the capitulation seen in a typical cycle and became the point from which expectations improved and most stocks rallied. Emerging markets led in this phase as well.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics               15.9%

Telecommunications        12.8%

Banking                   11.8%

Metals                     8.3%

Oil and gas                7.3%

Footnote reads:
*Based on net assets as of 2/28/02. Holdings will vary over time.


After September, emerging markets were helped by a return to confidence and by the significant policy response from the world's central banks. The U.S. Federal Reserve Board reduced interest rates to their lowest levels in 40 years, the European Central Bank trimmed rates by one percentage point, and many others followed suit. This provided a powerful stimulus and eased credit around the world.

Fund Profile

Putnam Emerging Markets Fund seeks long-term capital appreciation mainly from stocks of companies operating in developing economies. The fund managers look for attractively priced stocks of growing companies that are well managed and seeking to be globally competitive. The fund is appropriate for investors seeking long-term growth of capital who are willing to accept the risks of investing in companies based in emerging markets.


Emerging markets entered this period in relatively better condition than during previous periods of global turmoil. Asian markets, for example, had great difficulties in 1997 and 1998, but this helped to reduce economic imbalances, such as high current account deficits. Mexico's economy is now more integrated with that of the United States than it was during the peso crisis of 1995. Argentina's default and devaluation had been expected for such a long time that steps were taken throughout South America to contain it. Even Brazil, Argentina's neighbor and primary trading partner, was insulated from the effects. Recently, the greatest concern for emerging markets has been their dependency on exports to the United States, but given the resilience shown by the U.S. economy, this offers advantages as well as risks.

* TEAM EMPHASIZED COUNTRY DECISIONS OVER SECTOR PLAYS

Before the beginning of the current fiscal year, we anticipated that the global economy would contract. Consequently, we positioned the fund with broad sector diversification. The portfolio had substantial weightings in relatively defensive industries, such as telecommunications, financials, and pharmaceuticals. At the same time, the fund also held a number of technology stocks that had been beaten down pretty severely early in 2001 and, we believed, offered compelling valuations.

"U.S. stocks enjoyed a premium to the rest of the world during the bull market of the 1990s, but they may finally be losing some of their luster in favor of better values in eurozone and emerging market stocks."

-- Financial Times, January 22, 2002


We were less neutral in our view of country risks -- we considered several markets to be more attractive than others. The market we favored most was South Korea -- it was our largest overweighting decision and the largest market weighting in the portfolio. This worked out well, since South Korea had exceptional performance during the past six months. The MSCI South Korea Index gained more than 50% in U.S.-dollar terms. One of the fund's best-performing holdings was Samsung Electronics, a conglomerate that is also among the world's leading producers of semiconductors. We considered it undervalued relative to global competitors in the industry. The outlook for semiconductor sales improved significantly during the period. Although this holding, as well as others mentioned in this report, were viewed favorably by fund management at the end of the reporting period, all are subject to review in accordance with the fund's strategy.

Most of the fund's other country exposures were more moderate and the impact was mixed. We favored Mexico because of its close ties to the United States through NAFTA and because, like South Korea, it is increasingly stable politically and financially. Mexican equities advanced during the period, but slightly underperformed the MSCI Emerging Markets Free Index. Elsewhere in Latin America, we had no exposure to Argentina's long-anticipated default and devaluation during December and January. We maintained a moderate weighting in South Africa, which lost ground because of a flight from its currency, the rand. This was sparked in part by political instability in its neighbor, Zimbabwe. In the middle of a severe economic crisis, Zimbabwe's president Robert Mugabe, is clinging to power and a growing number of refugees are fleeing to South Africa.

* STOCK SELECTIONS REFLECTED CONSIDERATION OF CURRENCIES, COMMODITY PRICES

Your fund enjoyed strong performance from a variety of holdings. Although they represent different industries and markets, they all offer the combination of growth potential and undervaluation that we seek when choosing stocks. YUKOS Oil Company of Russia performed very well in spite of relatively low prices for crude oil during the past six months. YUKOS has grown to become Russia's second-largest oil company and it is expanding production while maintaining a low cost structure. YUKOS is also leading the way in developing corporate governance practices in Russia, particularly with regard to the interests of minority shareholders.

Within our overweight position in South Korea, we owned several stocks with strong returns. Humax Company makes reception equipment for satellite television broadcasts and has been achieving brisk sales in Europe. Hyundai Mobis manufactures replacement automotive parts, and has been flourishing because of the growth of car ownership in South Korea. Shinsegae is an established operator of department stores in South Korea that is achieving new growth through its E-Marts, which follow the successful retailing business model that Wal-Mart developed in the United States. However, not all of the South Korean holdings fared well. Korea Electric Power Corp. (Kepco) struggled because the Korean currency, the won, weakened versus the U.S. dollar. Kepco purchases oil priced in dollars; therefore, it has a large amount of dollar-denominated debt.

While the dollar's strength hurt Kepco, two stocks we added during the period, Gold Fields and Harmony, benefited from it. These South African gold-mining companies benefited as the South African rand weakened and gold priced in dollars became more valuable. Harmony is also attractive to us on a fundamental basis, because it has been successful in reducing its operating costs.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Samsung Electronics Company, Ltd.
South Korea
Electronics

Telefonos de Mexico SA de CV
(Telmex) ADR Class L
Mexico
Telecommunications

Anglo American PLC
United Kingdom
Metals

Taiwan Semiconductor
Manufacturing Company, Ltd.
Taiwan
Electronics

Petroleo Brasileiro SA ADR
Brazil
Oil and gas

China Mobile, Ltd.
Hong Kong
Telecommunications

YUKOS
Russia
Oil and gas

United Microelectronics Corp.
Taiwan
Electronics

Kookmin Bank
South Korea
Banking

Surgutneftegaz ADR
Russia
Oil and gas

Footnote reads:
These holdings represent 25.7% of the fund's net assets as of 2/28/02. Portfolio holdings will vary over time.


Several holdings had disappointing results during the period but remain attractive to us. These include Teva Pharmaceuticals and Check Point Software, which are international businesses headquartered in Israel, and Reliance Industries of Poland. Teva is a solid company but it has had relatively few new product announcements lately, and there have been concerns regarding its product that treats multiple sclerosis. Check Point develops software for security-related purposes, but recent sales growth has been sluggish. In our monitoring of the stocks during the worsening conflict in Israel, we observe that business operations influence their performance far more than political events. Lastly, Reliance is a prospering chemical company that is making an investment in a telecommunications venture, and this capital expenditure is temporarily weighing on its balance sheet. We think Reliance's venture will pay off in the long run.

* EMERGING MARKETS OPPORTUNITIES, RISKS PUT IN PERSPECTIVE

Your fund is beginning the second half of fiscal 2002 positioned for the early stage of a global expansion, but we remain alert to the possibility of an uneven upswing. We are emphasizing broad sector diversification but continue to favor countries like South Korea and Mexico. Generally speaking, equity valuations in emerging markets remain well below those in developed markets. Consequently, in our opinion, these markets offer greater potential for appreciation. Already, bonds from emerging markets have performed strongly, narrowing their yield spread over U.S. Treasuries. Historically, this has provided an excellent background for emerging-market stocks and we think this will again be the case. We also think that many emerging markets and the companies within them are being viewed more favorably than in recent years, in part because of the situation surrounding Enron. Many investors are recognizing that they may have had an unwarranted bias against the accounting practices used by businesses in emerging markets. This reappraisal may be positive for future performance of emerging-market stocks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility.

MERGER PROPOSED FOR PUTNAM EMERGING MARKETS FUND

After careful study and a number of lengthy working sessions with Putnam Investment Management, your fund's Trustees agreed in principle to the merger of Putnam Emerging Markets Fund into Putnam International Growth Fund. However, since this merger also requires the approval of shareholders, proxy materials will be delivered within the next few months so you can submit your vote.

Putnam International Growth Fund provides exposure to the emerging markets sector, but is more broadly diversified, which should help to reduce volatility. If the merger is approved, shareholders are also expected to benefit from lower expenses provided by the larger asset base of the merged funds. We encourage you to vote on this important matter by returning your completed proxy material.

NEW REPORT COVER REFLECTS "BLEND"  INVESTMENT STYLE

You may have noticed that the color of this report has changed. Its new color -- blue -- indicates that your fund is managed in what we now refer to as the "blend" investment style. Your fund, like other blend funds, has always had the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). Blend funds search for companies whose long-term business worth is believed to be more than their current stock prices indicate. The blend approach makes it possible for your fund to outperform regardless of whether growth stocks or value stocks are in favor.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 2/28/02

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         12.80%   6.36%  12.39%   7.39%  12.46%  11.47%  12.59%   8.64%
------------------------------------------------------------------------------
1 year           -0.49   -6.19   -1.36   -6.29   -1.35   -2.34   -1.11   -4.62
------------------------------------------------------------------------------
5 years         -26.16  -30.38  -28.85  -30.24  -28.91  -28.91  -28.11  -30.65
Annual average   -5.88   -6.99   -6.58   -6.95   -6.60   -6.60   -6.39   -7.06
------------------------------------------------------------------------------
Life of fund      1.48   -4.37   -3.06   -3.06   -3.15   -3.15   -1.85   -5.29
Annual average    0.24   -0.72   -0.50   -0.50   -0.52   -0.52   -0.30   -0.88
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/02

                            MSCI Emerging
                             Markets Free           Consumer
                                Index              price index
------------------------------------------------------------------------------
6 months                       12.45%                 0.28%
------------------------------------------------------------------------------
1 year                         -2.16                  1.02
------------------------------------------------------------------------------
5 years                       -29.80                 11.39
Annual average                 -6.83                  2.18
------------------------------------------------------------------------------
Life of fund                  -17.08                 15.51
Annual average                 -2.99                  2.37
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.

LIPPER INFORMATION:

The average cumulative return for the 209 funds in the Lipper emerging markets category over the 6 months ended 2/28/02 was 12.90%. Over the 1- and 5-year and the life-of-fund periods ended 2/28/02, annualized returns for the category were -0.04%, -5.37%, and -1.24%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1            --            --            --
------------------------------------------------------------------------------
Income               $0.027          --            --            --
------------------------------------------------------------------------------
Capital gains           --           --            --            --
------------------------------------------------------------------------------
  Total              $0.027          --            --            --
------------------------------------------------------------------------------
Share value:       NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
8/31/01          $7.26   $7.70    $7.10         $7.14      $7.15   $7.41
------------------------------------------------------------------------------
2/28/02           8.16    8.66     7.98          8.03       8.05    8.34
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         39.96%  31.89%  39.31%  34.31%  39.28%  38.28%  39.54%  34.70%
------------------------------------------------------------------------------
1 year           17.29   10.58   16.35   11.35   16.42   15.42   16.67   12.52
------------------------------------------------------------------------------
5 years         -19.11  -23.75  -22.04  -23.56  -22.21  -22.21  -21.28  -24.00
Annual average   -4.15   -5.28   -4.86   -5.23   -4.90   -4.90   -4.67   -5.34
------------------------------------------------------------------------------
Life of fund      7.70    1.49    2.89    2.89    2.64    2.64    4.13    0.48
Annual average    1.19    0.24    0.46    0.46    0.42    0.42    0.65    0.08
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of securities from emerging markets available to non-domestic investors. The index assumes reinvestment of all distributions and interest payments and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2002 (Unaudited)

COMMON STOCKS (98.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Brazil (10.6%)
-------------------------------------------------------------------------------------------------------------------
             26,916 Aracruz Celulose SA ADR                                                          $      559,853
            148,300 Banco Bradesco SA - Pfd.                                                                867,913
              8,666 Banco Itau SA - Pfd.                                                                    735,030
             12,240 Brasil Telecom Paricipacoes SA ADR                                                      492,660
             13,519 Companhia Brasileira de Distribuicao Grupo
                    Pao de Acucar ADR (NON)                                                                 317,426
             42,239 Companhia de Bebidas das Americas
                    (AmBev) ADR                                                                             849,849
              9,500 Companhia Energetica de Minas Gerais                                                    147,455
             20,800 Companhia Energetica de Minas Gerais ADR                                                322,400
             92,600 Companhia Paranaense de Energia-Copel ADR                                               726,910
             27,265 Companhia Vale do Rio Doce (CVRD) ADR                                                   693,894
             12,400 Companhia Siderurgica Nacional                                                          231,225
             26,842 Gerdau SA- Pfd.                                                                         298,244
              6,213 Petroleo Brasileiro SA - Pfd.                                                           147,816
             76,061 Petroleo Brasileiro SA ADR                                                            1,820,140
             31,068 Petroleo Brasileiro SA ADR                                                              761,166
             17,546 Tele Celular Sul Participacoes SA ADR                                                   239,503
             48,800 Tele Norte Leste Participacoes SA ADR                                                   739,320
             10,400 Telemar Norte Leste SA - Pfd.                                                           268,601
             16,500 Unibanco-Uniao de Bancos Brasileiros SA GDR                                             399,300
              5,300 Votorantim Celulose e Papel SA ADR (NON)                                                 98,580
                                                                                                      -------------
                                                                                                         10,717,285

Chile (1.1%)
-------------------------------------------------------------------------------------------------------------------
             18,375 Banco Santander Chile ADR                                                               277,095
            109,200 Compania de Petroleos de Chile SA (COPEC)                                               385,938
             24,100 Empresa Nacional de Electricidad ADR                                                    233,770
             37,300 Entel SA                                                                                233,125
                                                                                                      -------------
                                                                                                          1,129,928

China (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,540,000 Aluminum Corporation of China, Ltd. (NON)                                               357,400
            786,000 Beijing Datang Power Generation Company, Ltd.                                           299,823
            208,000 China Resources Enterprise, Ltd.                                                        193,356
          1,294,000 China Shipping Development Co.                                                          278,740
            150,000 Huaneng Power International, Inc. Class H                                               105,781
                                                                                                      -------------
                                                                                                          1,235,100

Czech Republic (0.6%)
-------------------------------------------------------------------------------------------------------------------
             23,811 Ceske Radiokomunikace A.S.                                                              284,942
              8,800 Komercni Banka A.S. (NON)                                                               313,756
                                                                                                      -------------
                                                                                                            598,698

Greece (0.4%)
-------------------------------------------------------------------------------------------------------------------
              1,700 OTP Bank GDR                                                                            123,250
              3,800 OTP Bank GDR 144A                                                                       275,500
                                                                                                      -------------
                                                                                                            398,750

Hong Kong (3.6%)
-------------------------------------------------------------------------------------------------------------------
            276,000 China Everbright, Ltd.                                                                  178,713
            376,000 China Merchants Holdings International
                    Company, Ltd.                                                                           279,622
            623,000 China Mobile, Ltd. (NON)                                                              1,797,323
            104,000 Citic Pacific, Ltd.                                                                     202,023
            293,500 CNOOC, Ltd.                                                                             314,232
            354,000 Cosco Pacific, Ltd.                                                                     205,389
          1,966,000 PetroChina Company, Ltd.                                                                365,517
            123,000 Shanghai Industrial Holdings, Ltd.                                                      242,874
                                                                                                      -------------
                                                                                                          3,585,693

Hungary (1.3%)
-------------------------------------------------------------------------------------------------------------------
             13,900 Egis Rt                                                                                 634,670
            118,400 Magyar Tavkozlesi I Rt (Matav)                                                          387,403
             14,800 MOL Magyar Olaj-es Gazipari Rt                                                          278,655
                                                                                                      -------------
                                                                                                          1,300,728

India (4.7%)
-------------------------------------------------------------------------------------------------------------------
             74,612 Associated Cement Company, Ltd.                                                         250,597
             68,200 Bharat Heavy Electricals, Ltd.                                                          235,576
             43,900 Bharat Petroleum Corporation, Ltd.                                                      256,068
             45,540 BSES, Ltd.                                                                              200,243
              7,508 Dr. Reddy's Laboratories, Ltd. ADR (NON)                                                162,849
             21,500 HDFC Bank, Ltd. ADR (NON)                                                               346,150
            139,776 Hindustan Lever, Ltd.                                                                   717,256
             29,365 Housing Development Finance
                    Corporation, Ltd.                                                                       411,279
             18,700 ICICI, Ltd. ADR                                                                         130,339
             53,800 ICICI Bank, Ltd. ADR                                                                    294,286
             10,657 Infosys Technologies, Ltd. (NON)                                                        772,840
             22,100 ITC, Ltd.                                                                               338,945
             19,499 Ranbaxy Laboratories, Ltd.                                                              328,235
             53,600 Satyam Computer Services, Ltd.                                                          294,591
                                                                                                      -------------
                                                                                                          4,739,254

Indonesia (0.8%)
-------------------------------------------------------------------------------------------------------------------
            735,000 PT Hanjaya Mandala Sampoerna Tbk                                                        326,183
          1,178,300 PT Telekomunikasi 144A                                                                  421,236
                                                                                                      -------------
                                                                                                            747,419

Israel (2.0%)
-------------------------------------------------------------------------------------------------------------------
             26,350 Check Point Software Technologies, Ltd. (NON)                                           735,692
              6,100 Orbotech, Ltd. (NON)                                                                    157,929
             10,900 Taro Pharmaceuticals Industries, Ltd. (NON)                                             328,199
             14,400 Teva Pharmaceutical Industries, Ltd. ADR                                                821,232
                                                                                                      -------------
                                                                                                          2,043,052

Malaysia (4.0%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Genting Berhad                                                                          261,053
            272,000 IJM Corporation Berhad                                                                  309,221
            204,000 IOI Corporation Berhad                                                                  258,758
            209,500 Malayan Banking Berhad                                                                  476,888
             75,000 Perusahaan Otomobil Nasional Berhad                                                     189,474
            594,400 Public Bank Berhad                                                                      455,185
            141,000 Resorts World Berhad                                                                    296,842
            275,000 Sime Darby Berhad                                                                       360,395
            212,000 Tanjong PLC                                                                             510,474
            148,000 Telekom Malaysia Berhad                                                                 362,211
            142,000 Tenaga Nasional Berhad                                                                  392,368
            155,040 YTL Corporation Berhad                                                                  190,128
                                                                                                      -------------
                                                                                                          4,062,997

Mexico (12.1%)
-------------------------------------------------------------------------------------------------------------------
             64,450 America Movil SA de CV ADR Ser. L                                                     1,166,545
             50,187 Cemex SA de CV ADR                                                                    1,224,563
             31,725 Coca-Cola Femsa SA de CV ADR                                                            785,194
            252,700 Consorcio ARA SA de CV (NON)                                                            481,676
             76,678 Fomento Economico Mexicano SA de CV                                                     302,478
             11,500 Fomento Economico Mexicano SA de
                    CV ADR                                                                                  457,700
             27,200 Grupo Aeroportuario del Sureste SA de
                    CV ADR (NON)                                                                            360,400
            360,300 Grupo Elektra SA de CV                                                                  252,607
          1,026,940 Grupo Financiero BBVA Bancomer SA de CV (NON)                                         1,069,858
             24,849 Grupo Financiero BBVA Bancomer SA de
                    CV ADR (NON)                                                                          1,070,992
             83,604 Grupo Modelo SA de CV Ser. C                                                            200,573
             91,250 Telefonos de Mexico SA de CV (Telmex)
                    ADR Class L                                                                           3,493,963
            183,800 Wal-Mart de Mexico SA de CV Ser. C                                                      479,207
            305,600 Wal-Mart de Mexico SA de CV Ser. V                                                      897,199
                                                                                                      -------------
                                                                                                         12,242,955

Philippines (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,139,000 Ayala Land, Inc.                                                                        153,648
            117,300 Bank of the Philippine Islands                                                          155,941
            181,800 Manila Electric Co. Class B (NON)                                                       170,604
             16,400 Philippine Long Distance Telephone Co. ADR                                              161,212
          1,120,000 SM Prime Holdings, Inc.                                                                 148,895
                                                                                                      -------------
                                                                                                            790,300

Poland (1.3%)
-------------------------------------------------------------------------------------------------------------------
             18,995 Bank Polska Kasa Opieki Grupa Pekao SA (NON)                                            467,625
             88,400 Reliance Industries, Ltd.                                                               558,311
             82,928 Telekomunikacja Polska SA (NON)                                                         293,472
                                                                                                      -------------
                                                                                                          1,319,408

Russia (4.1%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Lukoil ADR                                                                              239,375
             82,697 Surgutneftegaz ADR                                                                    1,240,455
             56,900 Unified Energy Systems ADR                                                              842,831
            260,010 YUKOS (NON)                                                                           1,779,222
                                                                                                      -------------
                                                                                                          4,101,883

South Africa (6.3%)
-------------------------------------------------------------------------------------------------------------------
             70,799 ABSA Group, Ltd.                                                                        169,359
             11,600 Anglo American Platinum Corp.                                                           476,705
             50,200 Barloworld, Ltd.                                                                        279,756
             61,900 Bidvest Group, Ltd.                                                                     232,142
            382,100 FirstRand, Ltd.                                                                         231,018
             44,700 Gold Fields, Ltd.                                                                       386,976
             33,600 Harmony Gold Mining Company, Ltd. ADR                                                   354,816
              7,189 Impala Platinum Holdings, Ltd.                                                          374,174
             51,500 Imperial Holdings, Ltd.                                                                 216,605
            100,500 Johnnies Industrial Corp.                                                               378,664
            141,900 Remgro, Ltd.                                                                            795,759
            879,100 Sanlam, Ltd.                                                                            620,088
             88,406 Sappi, Ltd.                                                                           1,169,709
            287,930 Standard Bank Investment Corporation, Ltd.                                              688,761
                                                                                                      -------------
                                                                                                          6,374,532

South Korea (23.3%)
-------------------------------------------------------------------------------------------------------------------
              2,870 Cheil Communications, Inc.                                                              379,429
             35,200 Cheil Industries, Inc.                                                                  404,200
              3,700 CJ39 Shopping (NON)                                                                     216,628
             35,200 Daelim Industrial Co. (NON)                                                             425,474
             16,700 Daishin Securities Co.                                                                  314,142
             29,372 Hana Bank                                                                               438,239
             12,100 Humax Company, Ltd.                                                                     466,193
             26,730 Hyundai Mobis                                                                           499,787
             32,720 Hyundai Motor Company, Ltd.                                                             899,757
              2,115 Kangwon Land, Inc.                                                                      289,201
             38,505 Kookmin Bank                                                                          1,684,248
             56,570 Korea Electric Power Corp. (NON)                                                        938,061
             34,620 Korea Telecom Corp. ADR                                                                 772,026
             58,300 Korea Tobacco & Ginseng Corp. 144A GDR                                                  358,545
              7,600 LG Chemical, Ltd. (NON)                                                                 213,583
             21,370 LG Electronics                                                                          637,694
             18,600 LG Investment and Securities (NON)                                                      290,164
                410 Lotte Chilsung Beverage Co.                                                             168,188
              3,230 Nong Shim Company, Ltd.                                                                 195,210
              6,920 Pohang Iron & Steel Company, Ltd.                                                       765,868
             22,500 Pohang Iron & Steel Company, Ltd. ADR                                                   623,700
             23,400 Poongsan Corp. (NON)                                                                    208,597
             35,460 Samsung Corp.                                                                           301,371
             11,200 Samsung Electro-Mechanics Co.                                                           497,515
             24,912 Samsung Electronics Company, Ltd.                                                     6,455,254
              2,740 Samsung Electronics Company, Ltd. - Pfd.                                                315,668
             10,200 Samsung Fire & Marine Insurance                                                         500,869
             77,000 Samsung Heavy Industries (NON)                                                          298,414
             14,200 Samsung Securities Company, Ltd. (NON)                                                  551,394
             38,100 Shinhan Financial Group Company, Ltd.                                                   515,215
              4,760 Shinsegae Department Store                                                              658,065
              5,800 Sindo Ricoh Company, Ltd. (NON)                                                         240,115
              6,050 SK Telecom Company, Ltd.                                                              1,188,336
             23,800 SK Telecom Company, Ltd. ADR                                                            522,410
             39,520 Woongjin.com Company, Ltd.                                                              255,565
                                                                                                      -------------
                                                                                                         23,489,125

Taiwan (12.0%)
-------------------------------------------------------------------------------------------------------------------
             38,594 ASE Test, Ltd. (NON)                                                                    509,827
            166,750 Asustek Computer, Inc.                                                                  807,621
            710,181 Bank Sinopac (NON)                                                                      280,228
            281,000 Cathay Financial Holding Company, Ltd. (NON)                                            408,291
            908,000 China Steel Corp.                                                                       475,989
            603,684 Chinatrust Commercial Bank                                                              417,935
            318,000 Compal Electronics, Inc.                                                                416,752
            629,412 Far Eastern Textile, Ltd.                                                               233,116
            294,400 Formosa Chemicals & Fibre Corp.                                                         297,755
            316,000 Formosa Plastic Corp.                                                                   397,026
            455,000 Fubon Financial Holding Company, Ltd. (NON)                                             440,741
            154,388 Hon Hai Precision Industry Company, Ltd.                                                703,763
            516,000 Nan Ya Plastic Corp.                                                                    468,957
            152,000 Quanta Computer, Inc.                                                                   523,989
            433,000 Siliconware Precision Industries Co. (NON)                                              331,843
            240,723 Taiwan Cellular Corp. (NON)                                                             288,045
          1,227,322 Taiwan Semiconductor Manufacturing
                    Company, Ltd. (NON)                                                                   2,867,248
          1,331,759 United Microelectronics Corp. (NON)                                                   1,696,001
             61,000 Via Technologies, Inc.                                                                  253,732
            447,000 Yuanta Core Pacific Securities Co. (NON)                                                312,009
                                                                                                      -------------
                                                                                                         12,130,868

Thailand (2.7%)
-------------------------------------------------------------------------------------------------------------------
            404,000 Advanced Info Service Public Company, Ltd.                                              420,833
            398,600 Bangkok Bank Public Company, Ltd. (NON)                                                 615,968
             76,600 Bec World Public Company, Ltd.                                                          431,401
            144,000 Land and Houses Public Company, Ltd. (NON)                                              169,780
             30,700 Land and Houses Public Company, Ltd. (NON)                                               39,710
            104,900 PTT Exploration & Production Public
                    Companies, Ltd.                                                                         276,179
             25,100 Siam Cement PLC (NON)                                                                   432,125
            466,000 Siam Commercial Bank Public Company, Ltd. (NON)                                         290,717
                                                                                                      -------------
                                                                                                          2,676,713

Turkey (0.7%)
-------------------------------------------------------------------------------------------------------------------
         26,589,000 Aksigorta A.S.                                                                          158,541
         38,733,600 Haci Omer Sabanci Holding (NON)                                                         158,607
         80,191,800 Hurriyet Gazetecilik ve Matbaacilik A.S. (NON)                                          259,240
         22,187,900 Tupras Turkiye Petrol Rafine                                                            140,268
                                                                                                      -------------
                                                                                                            716,656

United Kingdom (4.1%)
-------------------------------------------------------------------------------------------------------------------
            183,414 Anglo American PLC                                                                    3,115,423
            240,580 Old Mutual PLC 144A                                                                     319,837
              6,600 South African Breweries, Ltd. 144A                                                       43,685
             93,300 South African Breweries PLC                                                             617,546
                                                                                                      -------------
                                                                                                          4,096,491

United States (0.7%)
-------------------------------------------------------------------------------------------------------------------
             26,900 Euronet Services, Inc. (NON)                                                            487,697
             12,300 UTStarcom, Inc. (NON)                                                                   249,075
                                                                                                      -------------
                                                                                                            736,772
                                                                                                      -------------
                    Total Common Stocks (cost $79,682,971)                                            $  99,234,607

SHORT-TERM INVESTMENTS (6.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         4,894,817 Short-term investments held as collateral
                    for loaned securities with yields ranging
                    from 1.74% to 1.95% and due dates
                    ranging from March 1, 2002 to
                    March 28, 2002 (d)                                                                $   4,891,352
          2,059,000 Interest in $1,000,000,000 joint tri-party
                    repurchase agreement dated February 28, 2002
                    with S.B.C Warburg, Inc. due March 1, 2002
                    with respect to various U.S. Government
                    obligations-- maturity value of $2,059,109
                    for an effective yield of 1.90%                                                       2,059,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $6,950,352)                                    $   6,950,352
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $86,633,323) (b)                                          $ 106,184,959
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $100,828,321.

  (b) The aggregate identified cost on a tax basis is $89,610,132, resulting in gross unrealized appreciation and depreciation of $21,717,541 and $5,142,714, respectively, or net unrealized appreciation of $16,574,827.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR and GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at February 28, 2002 (as a percentage of net assets):

          Electronics              15.9%
          Telecommunications       12.8
          Banking                  11.8

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at February 28, 2002 (Unaudited)
                     Market   Aggregate Face   Delivery       Unrealized
                     Value         Value         Date        Depreciation
------------------------------------------------------------------------------
Mexican Pesos     $1,523,251    $1,483,437     3/20/02        $(39,814)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $4,647,955 of
securities on loan (identified cost $86,633,323) (Note 1)                      $106,184,959
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,556,149)                                                1,551,116
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   166,969
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              321,338
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      327,592
-------------------------------------------------------------------------------------------
Total assets                                                                    108,551,974

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     95,163
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,829,609
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          207,014
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        236,398
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          129,109
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       15,376
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,070
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               50,244
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                 39,814
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                4,891,352
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              228,504
-------------------------------------------------------------------------------------------
Total liabilities                                                                 7,723,653
-------------------------------------------------------------------------------------------
Net assets                                                                     $100,828,321

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $140,502,039
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (947,315)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (58,227,220)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                     19,500,817
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $100,828,321

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($53,162,851 divided by 6,516,841 shares)                                             $8.16
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.16)*                                $8.66
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($34,407,701 divided by 4,309,722 shares)**                                           $7.98
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,254,379 divided by 405,472 shares)**                                              $8.03
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,079,959 divided by 258,409 shares)                                                $8.05
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.05)*                                $8.34
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($7,923,431 divided by 972,925 shares)                                                $8.14
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $44,537)                                       $   493,106
-------------------------------------------------------------------------------------------
Interest                                                                             27,744
-------------------------------------------------------------------------------------------
Securities lending                                                                   19,396
-------------------------------------------------------------------------------------------
Total investment income                                                             540,246

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    439,452
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      270,975
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    7,442
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,794
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                58,256
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               149,633
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                14,655
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 6,438
-------------------------------------------------------------------------------------------
Other                                                                                78,377
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,028,022
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (57,566)
-------------------------------------------------------------------------------------------
Net expenses                                                                        970,456
-------------------------------------------------------------------------------------------
Net investment loss                                                                (430,210)
-------------------------------------------------------------------------------------------
Net realized loss on investments (net of foreign tax of $18,745)
(Notes 1 and 3)                                                                  (6,403,511)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (173,657)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the period                                 (37,773)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period
(net of foreign tax of $5,699)                                                   17,520,522
-------------------------------------------------------------------------------------------
Net gain on investments                                                          10,905,581
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $10,475,371
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      February 28        August 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                 $    (430,210)    $   (221,526)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                          (6,577,168)     (23,975,161)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies           17,482,749      (22,669,891)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        10,475,371      (46,866,578)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (173,004)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                                (48,146)              --
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (1,625,247)      (6,996,590)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 8,628,974      (53,863,168)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    92,199,347      146,062,515
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and accumulated net investment loss
of $947,315 and $295,955, respectively)                              $100,828,321      $92,199,347
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.26       $10.67        $9.35        $5.81       $10.94       $10.28
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)         .01         (.10)          --(d)(e)    .01(d)      (.02)(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .96        (3.42)        1.51         3.61        (4.94)         .81
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .93        (3.41)        1.41         3.61        (4.93)         .79
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.03)          --         (.03)        (.07)          --         (.01)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.20)        (.12)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.06)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.03)          --         (.09)        (.07)        (.20)        (.13)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.16        $7.26       $10.67        $9.35        $5.81       $10.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.80*      (31.96)       14.93        62.45       (45.69)        7.82
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $53,163      $48,028      $83,533      $60,669      $29,239      $49,581
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.03*        2.07         1.90         2.10(d)      2.10(d)      2.10(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.35)*        .11         (.87)         .06(d)       .06(d)      (.23)(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.64*      106.90       139.96       163.86       112.35       141.81
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.23%, 0.20% and 0.29% based on average net assets per class A share for the periods ended August 31, 1999, August 31, 1998 and August 31, 1997, respectively.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           February 28                                                     Oct. 30, 1996+
operating performance               (Unaudited)                 Year ended August 31                 to August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.10       $10.53        $9.26        $5.74       $10.87        $9.95
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.05)        (.18)        (.05)(d)     (.07)(d)     (.09)(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .93        (3.38)        1.48         3.57        (4.86)        1.14
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .88        (3.43)        1.30         3.52        (4.93)        1.05
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)          --(e)        --         (.01)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.20)        (.12)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.02)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --         (.03)          --         (.20)        (.13)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.98        $7.10       $10.53        $9.26        $5.74       $10.87
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.39*      (32.57)       13.96        61.37       (45.99)       10.67*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $34,408      $31,940      $52,534      $44,838      $21,722      $38,044
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.40*        2.82         2.65         2.85(d)      2.85(d)      2.39* (d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.73)*       (.64)       (1.63)        (.69)(d)     (.72)(d)     (.76)* (d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.64*      106.90       139.96       163.86       112.35       141.81
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.23%, 0.20% and 0.29% based on average net assets per class B share for the periods ended August 31, 1999, August 31, 1998 and August 31, 1997, respectively.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           February 28        Year ended        July 26, 1999+
operating performance               (Unaudited)         August 31         to August 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.14       $10.58        $9.35        $9.56
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.05)        (.18)        (.02)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .94        (3.39)        1.49         (.19)
----------------------------------------------------------------------------------------
Total from
investment operations                    .89        (3.44)        1.31         (.21)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --         (.02)          --
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.06)          --
----------------------------------------------------------------------------------------
Total distributions                       --           --         (.08)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.03        $7.14       $10.58        $9.35
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.46*      (32.51)       13.89        (2.20)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,254       $3,366       $6,160          $81
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.40*        2.82         2.65          .29* (d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.72)*       (.62)       (1.64)        (.25)* (d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.64*      106.90       139.96       163.86
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.23% based on average net assets per class C share for the period ended August 31, 1999.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           February 28                                                     Oct. 30, 1996+
operating performance               (Unaudited)                 Year ended August 31                 to August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.15       $10.58        $9.29        $5.76       $10.89        $9.95
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.03)        (.15)        (.03)(d)     (.05)(d)     (.07)(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .94        (3.40)        1.48         3.57        (4.88)        1.14
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .90        (3.43)        1.33         3.54        (4.93)        1.07
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)        (.01)          --         (.01)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.20)        (.12)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --         (.04)        (.01)        (.20)        (.13)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.05        $7.15       $10.58        $9.29        $5.76       $10.89
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.59*      (32.42)       14.24        61.59       (45.91)       10.88*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,080       $1,848       $3,835       $3,817       $1,993       $4,043
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.28*        2.57         2.40         2.60(d)      2.60(d)      2.18* (d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.60)*       (.40)       (1.37)        (.41)(d)     (.43)(d)     (.53)* (d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.64*      106.90       139.96       163.86       112.35       141.81
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.23%, 0.20% and 0.29% based on average net assets per class M share for the periods ended August 31, 1999, August 31, 1998 and August 31, 1997, respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                           February 28  May 1, 2001+
operating performance               (Unaudited)  to August 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $7.26        $7.87
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .01
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .95         (.62)
--------------------------------------------------------------
Total from
investment operations                    .93         (.61)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.05)          --
--------------------------------------------------------------
Total distributions                     (.05)          --
--------------------------------------------------------------
Net asset value,
end of period                          $8.14        $7.26
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.84*       (7.75)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,923       $7,016
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90*         .61*
--------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.23)*        .06*
--------------------------------------------------------------
Portfolio turnover (%)                 46.64*      106.90
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Emerging Markets Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing in common stocks and other equity securities of emerging market companies.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. A redemption fee of 1.00% of the total redemption amount will apply to any shares purchased after March 15, 2001 that are held for less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gain earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2002, the value of securities loaned amounted to $4,647,955. The fund received cash collateral of $4,891,352, which is pooled with collateral of other Putnam funds into 31 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2001, the fund had a capital loss carryover of approximately $28,067,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   494,000    August 31, 2006
    25,247,000    August 31, 2007
     2,326,000    August 31, 2009

J) Distribution to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2002, the fund's expenses were reduced by $57,566 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $554 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended February 28, 2002, Putnam Retail Management, acting as underwriter received net commissions of $7,989 and $74 from the sale of class A and class M shares, respectively, and received $33,858 and $55 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2002, Putnam Retail Management, acting as underwriter received $752 and no monies on class A and class M redemptions, respectively

Note 3
Purchases and sales of securities

During the six months ended February 28, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $40,303,163 and $40,287,293, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,332,705        $ 10,069,683
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   21,644             161,678
---------------------------------------------------------------------------
                                             1,354,349          10,231,361

Shares
repurchased                                 (1,457,480)        (10,544,474)
---------------------------------------------------------------------------
Net decrease                                  (103,131)       $   (313,113)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,613,668        $ 64,826,538
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             7,613,668          64,826,538

Shares
repurchased                                 (8,822,394)        (74,546,115)
---------------------------------------------------------------------------
Net decrease                                (1,208,726)       $ (9,719,577)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    545,399         $ 4,109,407
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               545,399           4,109,407

Shares
repurchased                                   (732,990)         (5,053,263)
---------------------------------------------------------------------------
Net decrease                                  (187,591)        $  (943,856)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,712,536        $ 14,303,317
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,712,536          14,303,317

Shares
repurchased                                 (2,204,059)        (17,739,608)
---------------------------------------------------------------------------
Net decrease                                  (491,523)       $ (3,436,291)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     87,809         $   649,631
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                87,809             649,631

Shares
repurchased                                   (153,816)         (1,068,406)
---------------------------------------------------------------------------
Net decrease                                   (66,007)        $  (418,775)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    391,413         $ 3,283,948
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               391,413           3,283,948

Shares
repurchased                                   (502,053)         (3,917,789)
---------------------------------------------------------------------------
Net decrease                                  (110,640)        $  (633,841)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     46,769           $ 358,079
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                46,769             358,079

Shares
repurchased                                    (46,759)           (322,167)
---------------------------------------------------------------------------
Net increase                                        10           $  35,912
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    143,987         $ 1,206,915
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               143,987           1,206,915

Shares
repurchased                                   (248,249)         (1,985,506)
---------------------------------------------------------------------------
Net decrease                                  (104,262)        $  (778,591)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    546,733         $ 4,133,322
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,454              48,146
---------------------------------------------------------------------------
                                               553,187           4,181,468

Shares
repurchased                                   (547,144)         (4,166,883)
---------------------------------------------------------------------------
Net increase                                     6,043         $    14,585
---------------------------------------------------------------------------

                                                For the period May 1, 2001
                                              (commencement of operations)
                                                        to August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,127,616         $ 8,849,889
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,127,616           8,849,889
Shares
repurchased                                   (160,734)         (1,278,179)
---------------------------------------------------------------------------
Net increase                                   966,882         $ 7,571,710
---------------------------------------------------------------------------

Note 5
Actions by Trustees

On March 15, 2002, the Trustees approved, in principle, the merger of Putnam Emerging Markets Fund into Putnam International Growth Fund. The transaction is scheduled to occur in later 2002. It is subject to a number of conditions and there is no guarantee it will occur.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


VISIT WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at

WWW.PUTNAMINVESTMENTS.COM


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With more than 60 years of experience, Putnam now has over $339 billion in assets under management, 124 mutual funds, over 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to the role of the financial advisor, who continually provides sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Emerging Markets Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA004-79263  2AY/2CK/2CL  4/02



PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]

-------------------------------------------------------------------------------

Putnam Emerging Markets Fund
Supplement to Semiannual Report dated 2/28/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE

-------------------------------------------------------------------------------

Total return for periods ended 2/28/02

                                                               NAV
6 months                                                     12.84%
1 year                                                       -0.46
5 years                                                     -26.13
Annual average                                               -5.88
Life of fund (since class A inception, 12/28/95)              1.52
Annual average                                                0.24

Share value:                                                   NAV

8/31/01                                                      $7.26
2/28/02                                                      $8.14

-------------------------------------------------------------------------------

Distributions:       No.      Income       Capital gains      Total

                     1        $0.048            --            $0.048
-------------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
International
Voyager
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

After a semiannual period marked by negative economic and market news, beginning with the traumatic events of September 11 and climaxing with the Enron collapse, Putnam International Voyager Fund closed its books with a loss. The management team will explain in the following pages the reasons for the loss and discuss expectations for the future.

The management team's discussion will provide you with a good understanding of what has been driving your fund's performance. As you read, you may notice that the team is listed, rather than individual managers. This more accurately reflects the manner in which your fund is managed, as well as Putnam's belief that mutual funds are more effectively overseen by teams.

The fund's results during the semiannual period are in large part the result of the uncertainties that have afflicted the markets in recent months. Among these is the ongoing effect of the Enron collapse. In light of the increased focus on accounting irregularities generated by this event, Putnam's extensive research capabilities have become even more valuable to shareholders.

We know that Putnam Investments values its relationship with you and its other shareholders, and appreciates your loyalty through the restructuring of its staff and products to pursue superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
April 11, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Small- and Mid-cap Core Team

Putnam International Voyager Fund's returns for the six months ended February 28, 2002, tell only one small part of a complex story. Your fund experienced greater success over the first half of its 2002 fiscal year than its loss might indicate. At the beginning of the period, the scant hopes for global economic recovery were quickly dashed by the terrorist attacks of September 11. However, from October until December, confidence returned to markets, as investors recognized the likelihood of recovery. Already, this confidence has been borne out by hints of a turnaround in some of the world's largest economies, such as the United States and Germany. Your fund was well positioned to benefit from rising optimism. While it is always a disappointment to have to report a loss in value, we believe that shareholders should be encouraged by the fact that over this period, the fund outperformed its benchmark, the MSCI EAFE Index, as well as the average for its peer group, the Lipper international funds category. Details can be found on page 7.

Total return for 6 months ended 2/28/02

      Class A         Class B          Class C          Class M
    NAV     POP      NAV   CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -1.25%  -6.95%   -1.71% -6.62%   -1.63% -2.61%   -1.56%  -5.00%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MARKET REBOUND REWARDED FUND'S STEADFAST DISCIPLINE

In the fund's last report, we chronicled our decision to build exposure to stocks in sectors that had become depressed because of the downturn in the global economy. This positioning took place mostly before the 2002 fiscal year began. It turned out that our timing was a bit premature. As the period opened on September 1, stock prices around the world were still sliding. We held firm in our view, however, that markets were showing unwarranted pessimism and that stock prices were reflecting expectations of a substantial and sustained recession -- something we considered quite unlikely.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                10.0%

Lodging and
tourism                     6.3%

Advertising and
marketing services          5.7%

Automotive                  5.7%

Paper and
forest products             4.1%

Footnote reads:
*Based on net assets as of 2/28/02. Holdings will vary over time.


The tragic September 11 terrorist attacks seemed to confirm the pessimists' case. The attacks indeed had an immediate negative economic impact, but also worsened investor pessimism. We focused on distinguishing the economic impact from the psychological dimensions. We knew from history that shocking events such as September 11 generally spark an initial wave of selling, but have not typically caused permanent damage to economies. We therefore added selectively to some fund holdings as prices dropped amid the September volatility.

"U.S. stocks enjoyed a premium to the rest of the world during the bull market of the 1990s, but they may finally be losing some of their luster in favor of better values in eurozone and emerging market stocks."

-- Financial Times, January 22, 2002


Your fund benefited when international stocks subsequently rallied from October until December. Several of the fund's technology holdings such as ASE Test of Taiwan performed quite well. Media stocks also rose from their relatively low levels. Fund holdings in this sector included Publicis in France and Cheil Communications in South Korea. In another top-performing sector, consumer cyclicals, your fund owned suppliers of automotive equipment such as Autoliv of Sweden and Magna of Canada. While these holdings as well as others were viewed positively by fund management at the end of the reporting period, all are subject to review in accordance with the fund's strategy.

Although stock prices fell back in January and February, there were encouraging signs that the recovery anticipated by the markets was beginning to take shape. The U.S. economy, still an engine of growth for international markets, defied expectations by growing in the fourth quarter of 2001. By late February, Germany, the largest economy in Europe, was also showing a stronger pulse according to the Ifo survey of business sentiment. These improving indicators help to confirm our view that a sustained recession was unlikely, and many of the fund holdings we bought in anticipation of a rebound have begun to appreciate.

* EMPHASIS ON VALUATIONS A POSITIVE FACTOR

We believe our stock selection process was particularly well suited for conditions in the past six months because of our emphasis on assessing the appropriate valuations for companies. While we invest in companies with strong prospects for growth, we are strict about buying when their stock prices are below what we consider their true worth, because we believe that such stocks carry less risk. Our central method is to identify stocks with low prices relative to the return they generate on their capital investments in addition to other common valuation ratios, such as stock prices relative to company cash flows, book value, and earnings.


Fund Profile

Putnam International Voyager Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund managers look for stocks that offer a combination of growth potential and attractive prices. The fund is appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in small and midsize stocks.


Volatility and uncertainty in 2001 caused an unusual variety of stocks to become undervalued. We added several to the fund. An example is Usinor, a French steel company that is completing a merger with smaller Spanish and Belgian manufacturers. The stock was trading at only about 25% of its book value when we purchased it for the fund. We took profits on Usinor when it rebounded quickly during the semiannual period. Among companies mentioned earlier in this report, Cheil Communications, a company that handles the advertising for one of the nation's largest conglomerates, Samsung Electronics, is undervalued in part because it is based in South Korea, an emerging market. Finally, in Italy the fund owns Parmalat, a dairy company that enjoys steady demand (there's little chance people will stop drinking milk) but is also quite effective at reducing costs.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Autoliv, Inc. (Swedish
Depositary Receipt)
Sweden
Automotive

Orient-Express Hotels, Ltd. Class A
Bermuda
Lodging and tourism

Quebecor World, Inc.
Canada
Publishing

Hagemeyer NV
Netherlands
Commercial and consumer services

ASE Test, Ltd.
Taiwan
Electronics

Trinity Mirror PLC
United Kingdom
Publishing

IMI PLC
United Kingdom
Manufacturing

Van der Moolen Holding NV
Netherlands
Investment banking/brokerage

Altadis SA
Spain
Tobacco

Gjensidige NOR Sparebank
Norway
Banking

Footnote reads:
These holdings represent 18.7% of the fund's net assets as of 2/28/02. Portfolio holdings will vary over time.


Lastly, we believe the Enron situation in the United States has highlighted the importance of analyzing valuations. Although international accounting standards differ from those in the United States and do not offer the same loopholes that Enron apparently exploited, international stocks have also felt the effects of heightened scrutiny. We believe this reinforces the importance of our global research capabilities. We have redoubled our efforts to dissect business statements and identify companies in solid financial condition.

* U.S. ECONOMY IMPORTANT TO INTERNATIONAL MARKETS

Your fund was well diversified across international markets during the period. We made only one significant top-down determination, which was to underweight the fund's exposure to Japan relative to its benchmark index. Although a glance through the fund's portfolio holdings will show that the fund owned many Japanese stocks, we kept overall exposure to this country low because of its severe economic difficulties. Many Japanese companies are finding it difficult to generate profits, let alone growth, because of the country's recession and its lack of progress in reforming its banking system. While underweighting Japan, we invested proportionally more in Europe, Canada, and South Korea.

This decision was beneficial because the Japanese market performed poorly during the period. South Korea, on the other hand, was one of the top performers in the world. Canadian equities were disappointing, though we continue to own a number of companies that we consider to have solid businesses and low stock valuations. These Canadian holdings include Canadian National, an oil and gas company, and Quebecor, one of the world's leading printing companies. Quebecor has followed an impressive international strategy, acquiring printing companies in Latin America and Europe, then procuring outsourcing contracts from newspapers and magazines.

In Europe, the economic horizon is improving but broad investment trends have not emerged. The United Kingdom experienced a relatively mild downturn and remains an attractive market because of its exposure to the U.S. economy. In France and Germany, any positive policy initiatives are on hold as national election campaigns are being waged. We have sold one of the fund's German holdings, Pro Sieben, a German television network that was part of Leo Kirch's now-troubled media empire. The stock did not participate in the general improvement for the media sector in part because the company ignored the interests of minority shareholders. The European stocks we regard highly show just how varied the opportunities are: the London Stock Exchange in the United Kingdom; MAN Group, a German trucking and engineering firm; Frontline, a Norwegian oil shipping company headquartered in Bermuda; Altadis, a Spanish tobacco company that recently merged with a French competitor; and Hagemeyer, a retailer based in the Netherlands.

* FUND IS POSITIONED FOR MODERATE RECOVERY

The improvement of economic fundamentals that was anticipated by equity markets in late 2001 has been confirmed by some recent reports. While perceptions and fundamentals have both improved, we do not see this as a turning point, but merely as the opening stages of an expansion. The portfolio continues to be positioned generally as it has been since the spring of 2001. It is broadly diversified across industry sectors. With the exception of the Japanese underweighting, the portfolio is also well diversified across international markets. We expect that recovery in Europe will lag six to nine months behind the U.S. upturn. A sustained rally in stock prices is unlikely, but low inflation and low interest rates worldwide are supportive for a gradual expansion. In contrast to the late 1990s, we also believe many investors now have more reasonable expectations about the pace of profit growth for corporations, which should help to keep volatility at bay.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


NEW REPORT COVER REFLECTS "BLEND" INVESTMENT STYLE

You may have noticed that the color of this report has changed. Its new color -- blue -- indicates that your fund is managed in what we now refer to as the "blend" investment style. Your fund, like other blend funds, has always had the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). Blend funds search for companies whose long-term business worth is believed to be more than their current stock prices indicate. The blend approach makes it possible for your fund to outperform regardless of whether growth stocks or value stocks are in favor.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 2/28/02

                      Class A        Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -1.25%  -6.95%  -1.71%  -6.62%  -1.63%  -2.61%  -1.56%  -5.00%
------------------------------------------------------------------------------
1 year          -20.68  -25.25  -21.31  -25.24  -21.27  -22.06  -21.08  -23.84
------------------------------------------------------------------------------
5 years          79.19   68.94   72.32   70.32   72.74   72.74   74.71   68.54
Annual average   12.37   11.06   11.50   11.24   11.55   11.55   11.81   11.00
------------------------------------------------------------------------------
Life of fund    121.37  108.61  111.38  111.38  111.58  111.58  114.55  107.04
Annual average   13.75   12.66   12.90   12.90   12.92   12.92   13.18   12.53
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/02

                          MSCI EAFE              Consumer
                            Index               price index
------------------------------------------------------------------------------
6 months                   -8.33%                 0.28%
------------------------------------------------------------------------------
1 year                    -18.98                  1.02
------------------------------------------------------------------------------
5 years                     1.65                 11.39
Annual average              0.33                  2.18
------------------------------------------------------------------------------
Life of fund                5.72                 15.51
Annual average              0.91                  2.37
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.

LIPPER INFORMATION:

The average cumulative return for the 827 funds in the Lipper international category over the 6 months ended 2/28/02 was -7.13%. Over the 1-, 5-, and 10-year periods ended 2/28/02, annualized returns for the category were -18.85%, 1.26%, and 5.91%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/02

                     Class A        Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1             --            --             1
------------------------------------------------------------------------------
Income               $0.115           --            --          $0.020
------------------------------------------------------------------------------
Capital gains          --             --            --            --
------------------------------------------------------------------------------
  Total              $0.115           --            --          $0.020
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV        NAV     POP
------------------------------------------------------------------------------
8/31/01         $16.82  $17.85     $16.42        $16.59     $16.58  $17.18
------------------------------------------------------------------------------
2/28/02          16.49   17.50      16.14         16.32      16.30   16.89
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         34.53%  26.80%  34.04%  29.04%  34.05%  33.05%  34.25%  29.52%
------------------------------------------------------------------------------
1 year           -3.56   -9.11   -4.30   -9.09   -4.31   -5.27   -4.04   -7.39
------------------------------------------------------------------------------
5 years          98.81   87.38   91.34   89.34   91.69   91.69   93.84   87.13
Annual average   14.73   13.38   13.86   13.62   13.90   13.90   14.15   13.35
------------------------------------------------------------------------------
Life of fund    144.19  130.11  133.12  133.12  133.23  133.23  136.67  128.38
Annual average   15.33   14.24   14.48   14.48   14.49   14.49   14.76   14.11
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East. The index assumes reinvestment of all distributions and interest payments and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
February 28, 2002 (Unaudited)

COMMON STOCKS (98.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (2.1%)
-------------------------------------------------------------------------------------------------------------------
          3,945,700 Boral, Ltd.                                                                       $   8,205,004
         28,238,106 M.I.M. Holdings, Ltd.                                                                19,146,114
          8,154,200 Pacific Dunlop, Ltd.                                                                  4,754,551
                                                                                                      -------------
                                                                                                         32,105,669

Austria (0.1%)
-------------------------------------------------------------------------------------------------------------------
             16,362 Mayr-Melnhof Karton AG                                                                  946,625
             24,300 Voest-Alpine AG                                                                         668,266
                                                                                                      -------------
                                                                                                          1,614,891

Belgium (0.5%)
-------------------------------------------------------------------------------------------------------------------
             79,200 Omega Pharma SA                                                                       3,431,457
             84,700 Umicore                                                                               3,494,689
                                                                                                      -------------
                                                                                                          6,926,146

Bermuda (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,828,600 Orient-Express Hotels, Ltd. Class A (NON)                                            31,232,488
             36,700 PartnerRe, Ltd.                                                                       2,077,220
                                                                                                      -------------
                                                                                                         33,309,708

Canada (11.6%)
-------------------------------------------------------------------------------------------------------------------
          2,138,300 Abitibi-Consolidated, Inc.                                                           18,245,654
            474,100 Agrium, Inc.                                                                          4,716,178
             38,800 Atco, Ltd. Class I                                                                    1,154,762
            788,200 Canadian Natural Resources                                                           22,967,059
            257,700 Cognos, Inc. (NON)                                                                    6,568,773
              5,000 Denbury Resources, Inc. (NON)                                                            35,450
             50,200 Emera, Inc.                                                                             508,446
             99,000 Extendicare, Inc. Class A (NON)                                                         290,015
            165,300 Fairfax Financial Holdings, Ltd.                                                     19,147,971
            408,500 Four Seasons Hotels, Inc.                                                            20,396,405
             63,200 Geac Computer Corporation, Ltd. (NON)                                                   241,077
          1,022,200 GSI Lumonics, Inc. (NON)                                                              8,770,476
             26,800 Hummingbird, Ltd. (NON)                                                                 534,029
             40,500 Hurricane Hydrocarbons, Ltd. Class A (NON)                                              444,278
            220,500 Magna International, Inc. Class A                                                    15,196,860
            766,000 Methanex Corp. (NON)                                                                  4,941,473
          1,308,454 Quebecor World, Inc.                                                                 31,194,444
             46,700 Rothmans, Inc.                                                                          925,326
          1,843,906 Zarlink Semiconductor, Inc. (NON)                                                    16,779,499
                                                                                                      -------------
                                                                                                        173,058,175

China (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,281,000 United Food Holdings, Ltd.                                                            1,074,857

Denmark (1.2%)
-------------------------------------------------------------------------------------------------------------------
            311,383 Genmab A/S (NON)                                                                      7,069,553
            214,100 ISS A/S (NON)                                                                        10,469,560
              2,400 Jyske Bank A/S (NON)                                                                     46,525
             19,200 Topdanmark A/S (NON)                                                                    458,266
                                                                                                      -------------
                                                                                                         18,043,904

Finland (0.9%)
-------------------------------------------------------------------------------------------------------------------
            280,100 Hartwall OYJ AB                                                                       7,014,995
            559,800 M-real OYJ Class B                                                                    4,211,801
            178,100 Metso OYJ                                                                             2,002,271
             50,900 Pohjola Group PLC Class D                                                             1,056,440
                                                                                                      -------------
                                                                                                         14,285,507

France (6.0%)
-------------------------------------------------------------------------------------------------------------------
            384,363 CNP Assurances                                                                       11,750,238
             12,777 Eiffage SA                                                                              849,710
              3,400 Esso S.A.F.                                                                             255,808
            140,400 Generale De Sante (NON)                                                               1,942,687
            364,400 Generale De Sante 144A (NON)                                                          5,042,130
          2,483,789 Havas Advertising SA                                                                 18,880,751
             20,600 Neopost SA (NON)                                                                        658,972
            248,885 Pechiney SA Class A                                                                  12,806,527
            841,223 Publicis Group SA                                                                    22,202,984
             69,500 Scor SA                                                                               2,251,481
             16,930 SEB SA                                                                                1,165,429
              4,100 Societe du Louvre                                                                       224,442
              7,000 Transiciel SA                                                                           205,883
            106,768 Valeo SA                                                                              4,458,759
            362,630 Zodiac SA                                                                             7,212,856
                                                                                                      -------------
                                                                                                         89,908,657

Germany (3.2%)
-------------------------------------------------------------------------------------------------------------------
            382,864 Deutsche Boerse AG                                                                   15,363,077
             43,087 Hannover Rueckversicherungs AG                                                        2,790,897
            425,467 Hugo Boss AG-Pfd.                                                                     8,977,830
             14,300 Indus Holding AG                                                                        278,249
             74,500 Inka AG                                                                                 953,528
            365,900 MAN AG                                                                                8,575,262
             19,682 Porsche AG - Pfd.                                                                     8,510,497
             43,400 Salzgitter AG                                                                           422,239
             22,600 SAP Systems Integration (NON)                                                           372,322
             91,856 Zapf Creation AG                                                                      1,779,390
                                                                                                      -------------
                                                                                                         48,023,291

Greece (--%)
-------------------------------------------------------------------------------------------------------------------
            287,900 Technical Olympic SA                                                                    734,479

Hong Kong (0.3%)
-------------------------------------------------------------------------------------------------------------------
            730,000 APT Satellite Holdings, Ltd.                                                            299,522
            200,000 Asia Satellite Telecommunications Holdings Ltd.                                         341,065
          3,551,000 Citic Ka Wah Bank, Ltd.                                                               1,069,976
          2,880,000 Cnpc Hong Kong, Ltd.                                                                    240,028
            171,600 Hanison Construction Holdings, Ltd. (NON)                                                 8,581
          1,372,800 HKR International, Ltd.                                                                 378,444
          4,212,000 Oriental Press Group                                                                    561,665
          1,996,000 Texwinca Holdings, Ltd.                                                               1,145,273
          1,672,000 TPV Technology, Ltd.                                                                    734,264
                                                                                                      -------------
                                                                                                          4,778,818

Ireland (1.3%)
-------------------------------------------------------------------------------------------------------------------
             68,700 DCC PLC                                                                                 682,047
          8,212,000 Smurfit (Jefferson) Group PLC (NON)                                                  18,819,605
                                                                                                      -------------
                                                                                                         19,501,652

Italy (3.5%)
-------------------------------------------------------------------------------------------------------------------
          5,100,311 Banca Popolare di Milano Scrl (BPM)                                                  19,098,543
            226,200 Cementir SpA                                                                            523,278
             60,300 ERG SpA                                                                                 211,719
            140,400 Italcementi SpA                                                                       1,067,264
            319,000 Milano Assicurazioni SpA                                                                904,858
          6,412,271 Parmalat Finanziaria SpA                                                             19,852,288
             25,800 Permasteelisa SpA                                                                       360,336
             71,900 Societa Assicuratrice Industriale SpA (SAI)                                           1,212,493
          3,086,600 Snam Rete Gas SpA 144A (NON)                                                          8,408,269
                                                                                                      -------------
                                                                                                         51,639,048

Japan (9.7%)
-------------------------------------------------------------------------------------------------------------------
             53,000 Aica Kogyo Company, Ltd.                                                                280,845
            153,600 Aiful Corp.                                                                           7,668,520
             20,800 Aiphone Company, Ltd.                                                                   208,311
          1,255,000 ALPS Electric Company, Ltd.                                                          11,358,782
            683,000 Ashikaga Bank, Ltd. (The) (NON)                                                         791,218
             37,900 Autobacs Seven Company, Ltd.                                                            820,034
          1,092,000 Chugai Pharmaceutical Company, Ltd.                                                  11,311,749
            230,000 Daiei Omc, Inc. (NON)                                                                   568,984
             24,100 Daiichikosho Company, Ltd.                                                              302,601
          1,623,000 Daiwa House Industry Company, Ltd.                                                    8,017,960
          2,629,000 Fuji Heavy Industries                                                                13,930,949
            738,800 Fuji Machine Manufacturing Company, Ltd.                                             11,264,215
             16,800 Fukuda Denshi                                                                           366,637
             13,000 Glory, Ltd.                                                                             217,638
             15,000 Hisamitsu Pharmaceutical Company, Inc.                                                  182,735
          1,211,000 Hitachi Zosen Corp. (NON)                                                               533,999
            269,000 Jaccs Company, Ltd.                                                                     681,547
            111,000 Japan Airport Terminal                                                                  746,637
              1,000 Katakura Industries Company, Ltd.                                                         4,783
            288,000 Kawasaki Kisen Kaisha, Ltd.                                                             331,480
             94,000 Kawasumi Laboratories, Inc.                                                             748,206
            229,000 Leopalace21 Corp. (NON)                                                                 770,179
             20,500 Mandom Corp.                                                                            267,971
            507,600 Meitec Corp.                                                                         12,026,099
             74,000 Mikuni Coca-Cola Bottling Company, Ltd.                                                 508,819
          1,019,000 Mitsubishi Pharma Corp.                                                              10,037,683
            941,000 Mitsumi Electric Company, Ltd.                                                       12,680,291
             41,000 Nifco, Inc.                                                                             328,184
             70,000 Nippon Konpo Unyu Soko Co.                                                              416,966
            488,000 Nippon Paint Company, Ltd.                                                              992,048
             10,600 Nissin Kogyo Company, Ltd.                                                              305,007
            641,000 OMRON Corp.                                                                           8,000,523
              6,000 Ono Pharmaceutical Company, Ltd.                                                        176,682
          1,107,000 Onward Kashiyama Company, Ltd.                                                        9,258,094
             10,000 Sangetsu Company, Ltd.                                                                  133,632
             91,000 Sanki Engineering Company, Ltd.                                                         414,873
             52,900 Shimachu Company, Ltd.                                                                  691,891
            282,700 Shimano, Inc.                                                                         3,334,085
             63,000 Showa Corp.                                                                             430,359
          1,146,000 Sumitomo Rubber Industries                                                            3,854,260
             18,500 Sundrug Company, Ltd.                                                                   652,616
             30,000 Takuma Company, Ltd.                                                                    198,879
             17,000 Tokai Rubber Industries, Ltd.                                                           119,432
            255,400 Tokyo Steel Manufacturing Company, Ltd.                                                 786,433
            418,000 Tokyu Land Corp. (NON)                                                                  559,208
             22,800 Toyo Corp.                                                                              272,646
            148,000 Toyo Tire & Rubber Company, Ltd.                                                        193,573
             72,000 Toyota Auto Body Co. Ltd.                                                               784,036
             67,000 Tsumura & Co. (NON)                                                                     218,326
            107,000 Uniden                                                                                  305,486
            873,500 Yamaha Motor Company, Ltd.                                                            5,026,868
                600 Yoshinoya D&C Company, Ltd.                                                             825,112
                                                                                                      -------------
                                                                                                        144,908,091

Mexico (0.7%)
-------------------------------------------------------------------------------------------------------------------
            795,768 Grupo Aeroportuario del Sureste SA de CV ADR (NON)                                   10,543,926

Netherlands (8.6%)
-------------------------------------------------------------------------------------------------------------------
             38,030 ASM International NV (NON)                                                              814,315
          1,501,000 Buhrmann NV                                                                          17,329,165
            367,700 CSM NV                                                                                7,647,586
            834,500 Equant NV (NON)                                                                       7,245,623
             28,300 Exact Holding NV (NON)                                                                  691,386
          1,656,339 Hagemeyer NV                                                                         28,948,844
             26,600 Haslemere NV                                                                          1,293,957
            455,880 Hunter Douglas NV                                                                    13,207,208
             29,200 Internatio-Muller NV                                                                    618,678
            810,260 Koninklijke Vendex KRB NV                                                             9,109,267
            449,900 Nutreco Holding NV                                                                   12,956,148
             10,769 OPG Groep NV                                                                            373,918
             28,500 United Services Group NV                                                                573,285
            937,529 Van der Moolen Holding NV                                                            26,025,880
             17,550 Wereldhave NV                                                                           863,585
                                                                                                      -------------
                                                                                                        127,698,845

New Zealand (1.2%)
-------------------------------------------------------------------------------------------------------------------
              5,830 Fisher & Paykel Appliances Holdings, Ltd. (NON)                                          23,022
              5,597 Fisher & Paykel Healthcare Corp.                                                         24,924
            630,600 Fletcher Building, Ltd.                                                                 810,640
          5,634,367 Telecom Corp. of New Zealand, Ltd.                                                   12,000,678
          2,364,600 Telecom Corp. of New Zealand, Ltd. 144A                                               5,036,378
                                                                                                      -------------
                                                                                                         17,895,642

Norway (4.0%)
-------------------------------------------------------------------------------------------------------------------
              7,300 Bergesen DY ASA Class A                                                                 136,047
          1,638,100 Frontline, Ltd.                                                                      17,930,972
            740,421 Gjensidige NOR Sparebank                                                             24,023,449
            165,400 Norske Skogindustrier ASA                                                             2,989,649
            807,600 Norske Skogindustrier ASA 144A                                                       14,597,584
                                                                                                      -------------
                                                                                                         59,677,701

Singapore (2.5%)
-------------------------------------------------------------------------------------------------------------------
          8,819,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                    20,127,447
            854,000 Comfort Group, Ltd.                                                                     303,085
          2,778,000 Datapulse Technology, Ltd.                                                              523,292
            167,000 Elec & Eltek International Company, Ltd.                                                444,220
            400,000 Singapore Exchange, Ltd.                                                                281,736
          1,814,000 Venture Manufacturing, Ltd.                                                          14,559,541
            182,000 Want Want Holdings, Ltd.                                                                429,520
                                                                                                      -------------
                                                                                                         36,668,841

South Korea (2.4%)
-------------------------------------------------------------------------------------------------------------------
             94,980 Cheil Communications, Inc.                                                           12,556,848
            146,000 Cheil Industries, Inc.                                                                1,676,513
              3,000 Daeduck GDS Company, Ltd.                                                                29,010
             65,300 Daewoong Pharmaceutical Corp.                                                           789,303
            177,658 Dong-A Pharmaceutical (NON)                                                           3,154,010
            589,600 First Technology Company, Ltd.                                                        3,639,848
            216,000 Hanjin Shipping                                                                       1,207,524
             24,000 Humax Company, Ltd.                                                                     924,681
            386,850 Hyundai Heavy Industries                                                             10,257,940
                150 Lotte Chilsung Beverage Co.                                                              61,532
                720 Lotte Confectionery Company, Ltd.                                                       225,731
             84,000 Poongsan Corp. (NON)                                                                    748,810
                                                                                                      -------------
                                                                                                         35,271,750

Spain (2.9%)
-------------------------------------------------------------------------------------------------------------------
            843,706 Abengoa SA                                                                            5,800,614
            292,813 Actividades de Construccion y Servicios SA                                            7,786,659
          1,475,267 Altadis SA                                                                           24,431,779
             44,600 Banco Pastor SA                                                                         588,579
            268,535 Prosegur, Companies de Securidad SA                                                   3,518,270
            151,300 Vallehermoso SA                                                                       1,057,221
                                                                                                      -------------
                                                                                                         43,183,122

Sweden (4.4%)
-------------------------------------------------------------------------------------------------------------------
          1,315,079 Autoliv, Inc. Swedish Depositary Receipt (SDR)                                       31,745,454
          2,747,460 Eniro AB                                                                             22,063,732
            805,300 Rottneros AB                                                                            754,488
          1,740,252 Swedish Match AB                                                                     11,146,930
                                                                                                      -------------
                                                                                                         65,710,604

Switzerland (4.4%)
-------------------------------------------------------------------------------------------------------------------
             88,400 Actelion, Ltd. (NON)                                                                  3,995,304
             17,840 Bobst Group AG (NON)                                                                    471,210
            214,810 Ciba Specialty Chemicals AG                                                          15,508,382
            502,000 Cie Financier Richemont AG                                                           10,460,175
            137,600 Converium Holding AG (NON)                                                            6,550,073
              3,016 ESEC Holding                                                                            293,864
             22,008 Givaudan SA                                                                           7,233,950
            336,490 Logitech International (NON)                                                         14,190,765
              1,850 Rieter Holding AG                                                                       383,313
              2,472 Schindler Holding AG                                                                  3,628,850
             30,200 Sulzer Medica AG                                                                      2,366,438
              3,725 Valora Holding AG                                                                       627,502
                                                                                                      -------------
                                                                                                         65,709,826

Taiwan (3.4%)
-------------------------------------------------------------------------------------------------------------------
          2,062,200 ASE Test, Ltd. (NON)                                                                 27,241,662
         31,341,000 Siliconware Precision Industries Co. (NON)                                           24,019,171
                                                                                                      -------------
                                                                                                         51,260,833

United Kingdom (19.9%)
-------------------------------------------------------------------------------------------------------------------
          8,317,100 Aegis Group PLC                                                                      12,174,575
          5,936,668 Airtours PLC                                                                         18,723,592
            556,300 Airtours PLC 144A                                                                     1,754,508
             44,300 AIT Group PLC                                                                           315,774
            803,698 Arriva PLC                                                                            3,824,895
             77,800 Ashtead Group PLC                                                                        45,939
          4,666,600 Balfour Beatty PLC                                                                   15,047,937
            154,100 Blacks Leisure Group PLC                                                                379,222
          2,358,800 Bodycote International PLC                                                            6,321,816
          3,148,700 BPB PLC                                                                              15,029,572
            443,600 Cairn Energy PLC (NON)                                                                1,604,533
          1,790,800 Capital Radio PLC                                                                    18,235,645
          1,324,500 Coats PLC                                                                               955,353
          8,930,319 Cookson Group PLC                                                                    10,022,024
         16,067,309 Cordiant Communications Group                                                        15,225,077
            724,700 Davis Service Group PLC                                                               4,458,503
            457,500 Devro PLC                                                                               355,873
             33,700 Dicom Group PLC                                                                         201,967
             78,800 Electronics Boutique PLC                                                                154,911
          6,577,400 Enodis PLC                                                                            8,000,078
          3,353,100 Firstgroup PLC                                                                       12,140,261
             49,600 Goldshield Group PLC                                                                    371,791
             82,200 ICAP PLC                                                                                995,147
          7,130,305 IMI PLC                                                                              26,723,634
            110,800 Inchcape PLC                                                                          1,100,065
          1,174,700 Informa Group PLC                                                                     3,933,313
            212,000 Johnston Press PLC                                                                    1,025,424
         15,303,147 Kidde PLC                                                                            14,609,188
          2,429,700 London Stock Exchange PLC                                                            14,157,658
          1,785,692 Morse PLC                                                                             4,444,887
             74,000 New Look Group PLC                                                                      200,944
             71,400 Northgate PLC                                                                           540,248
          1,160,340 P&O Princess Cruises PLC                                                              6,728,382
            569,000 Pace Micro Technology PLC                                                             2,347,819
            234,100 Persimmon PLC                                                                         1,410,433
          2,694,700 Premier Farnell PLC                                                                  11,376,176
            422,100 Provident Financial PLC                                                               3,880,344
            150,400 Redrow PLC                                                                              581,402
          1,437,100 Senior PLC                                                                              547,756
             88,400 SIG PLC                                                                                 392,576
          7,745,247 Signet Group PLC                                                                     11,748,275
            307,716 Singer & Friedlander Group                                                              957,446
            736,600 SSL International PLC                                                                 5,667,247
          4,493,100 Trinity Mirror PLC                                                                   26,911,694
          4,163,400 Vodafone Group PLC                                                                    7,875,597
            128,400 Wagon PLC                                                                               383,168
            277,700 Weir Group PLC                                                                          921,001
            387,600 Wimpey (George) PLC                                                                   1,436,239
            104,237 Wolverhampton & Dudley Breweries PLC                                                    949,400
                                                                                                     --------------
                                                                                                        297,189,309

United States (1.0%)
-------------------------------------------------------------------------------------------------------------------
            788,800 Royal Caribbean Cruises, Ltd.                                                        14,577,024
                                                                                                     --------------
                    Total Common Stocks (cost $1,532,562,211)                                        $1,465,300,316

UNITS (0.4%) (a) (cost $3,665,370)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          1,154,200 Satyam Computer Services, Ltd. Structured
                    Call Warrant (issued by UBS AG)
                    expiration 8/16/02 (India)                                                       $    6,343,595

SHORT-TERM INVESTMENTS (6.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $77,017,736 Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 1.95%
                    and due dates ranging from March 1, 2002 to
                    March 28, 2002 (d)                                                               $   76,963,214
         26,508,000 Interest in $1,000,000,000 joint tri-party repurchase agreement dated February 28, 2002 with
                    S.B.C. Warburg, Inc. due March 1, 2002 with
                    respect to various U.S. Government obligations --
                    maturity value of $26,509,399 for an effective yield
                    of 1.90%                                                                             26,508,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $103,471,214)                                 $  103,471,214
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,639,698,795) (b)                                      $1,575,115,125
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,492,956,040.

  (b) The aggregate identified cost on a tax basis is $1,652,690,872, resulting in gross unrealized appreciation and depreciation of $112,868,834 and $190,444,581, respectively, or net unrealized depreciation of $77,575,747.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $73,280,812 of securities
on loan (identified cost $1,639,698,795) (Note 1)                            $1,575,115,125
-------------------------------------------------------------------------------------------
Cash                                                                                    378
-------------------------------------------------------------------------------------------
Foreign currency (cost $200,092)                                                    184,425
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         3,337,636
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,428,474
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,899,994
-------------------------------------------------------------------------------------------
Total assets                                                                  1,582,966,032

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,958,152
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,849,334
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,358,453
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          815,324
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        27,465
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,480
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              815,360
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               76,963,214
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              218,210
-------------------------------------------------------------------------------------------
Total liabilities                                                                90,009,992
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,492,956,040

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,217,769,801
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (8,189,971)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (652,001,986)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                           (64,621,804)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,492,956,040

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($801,580,375 divided by 48,613,630 shares)                                          $16.49
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.49)*                              $17.50
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($522,756,986 divided by 32,383,004 shares)**                                        $16.14
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($110,277,759 divided by 6,759,155 shares)**                                         $16.32
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($29,110,064 divided by 1,785,604 shares)                                            $16.30
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.30)*                              $16.89
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($29,230,856 divided by 1,768,525 shares)                                            $16.53
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,159,169)                                  $   8,469,750
-------------------------------------------------------------------------------------------
Interest                                                                            321,242
-------------------------------------------------------------------------------------------
Securities lending                                                                  148,381
-------------------------------------------------------------------------------------------
Total investment income                                                           8,939,373

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,533,466
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,782,056
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    20,752
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,596
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               961,378
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,491,678
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               530,460
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               104,783
-------------------------------------------------------------------------------------------
Other                                                                               895,019
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,333,188
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (214,552)
-------------------------------------------------------------------------------------------
Net expenses                                                                     13,118,636
-------------------------------------------------------------------------------------------
Net investment loss                                                              (4,179,263)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (149,707,824)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (224,351)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the period                                             (37,688)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                    122,782,024
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (27,187,839)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $ (31,367,102)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      February 28        August 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                      $    (4,179,263)  $    4,159,269
--------------------------------------------------------------------------------------------------
Net realized loss on investments
and foreign currency transactions                                    (149,932,175)    (471,823,677)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and asset and liabilities in foreign currencies                       122,744,336     (512,830,677)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (31,367,102)    (980,495,085)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (5,695,236)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                (38,825)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                               (264,104)              --
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --       (2,755,763)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,960,482)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (386,105)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (115,077)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (69,860)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (114,405,454)     110,330,214
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (151,770,721)    (875,452,158)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,644,726,761    2,520,178,919
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $8,189,971 and $1,987,457, respectively)                 $1,492,956,040   $1,644,726,761
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                       Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.82       $26.76       $17.28       $12.37       $11.66        $9.47
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .11          .05         (.01)         .05          .02(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.19)      (10.00)       10.13         5.33         1.25         2.28
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.21)       (9.89)       10.18         5.32         1.30         2.30
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)          --         (.15)        (.06)        (.04)        (.07)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.08)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.39)        (.27)        (.55)        (.04)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.16)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.12)        (.05)        (.70)        (.41)        (.59)        (.11)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.49       $16.82       $26.76       $17.28       $12.37       $11.66
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.25)*     (37.00)       59.46        43.98        11.77        24.44
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $801,580     $874,525   $1,311,822     $216,735      $95,404      $40,687
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .77*        1.47         1.48         1.78         1.92         2.10(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.13)*        .54          .17         (.07)         .35          .15(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.37*      203.36       144.34       106.76        89.50       126.65
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended August 31, 1997 reflect a reduction of 0.21% based on average net assets for class A.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           February 28                                                     Oct. 30, 1996+
operating performance               (Unaudited)                 Year ended August 31                 to August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.42       $26.31       $17.07       $12.25       $11.60        $9.82
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.05)        (.15)        (.12)        (.05)        (.06)(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)       (9.79)       10.01         5.27         1.25         1.94
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.28)       (9.84)        9.86         5.15         1.20         1.88
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.07)        (.02)          --         (.06)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.04)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.39)        (.27)        (.55)        (.04)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.16)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --         (.05)        (.62)        (.33)        (.55)        (.10)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.14       $16.42       $26.31       $17.07       $12.25       $11.60
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.71)*     (37.44)       58.24        42.84        10.94        19.35*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $522,757     $584,300     $936,798     $171,524      $73,176      $34,463
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.15*        2.22         2.23         2.53         2.67         2.39*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.50)*       (.23)        (.57)        (.83)        (.43)        (.50)*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.37*      203.36       144.34       106.76        89.50       126.65
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended August 31, 1997 reflect a reduction of 0.13% based on average net assets for class B.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           February 28                          July 26, 1999+
operating performance               (Unaudited)    Year ended August 31   to August 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.59       $26.59       $17.27       $16.21
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.04)        (.11)        (.01)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.19)       (9.91)       10.11         1.07
----------------------------------------------------------------------------------------
Total from
investment operations                   (.27)       (9.95)       10.00         1.06
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --         (.13)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.39)          --
----------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.16)          --
----------------------------------------------------------------------------------------
Total distributions                       --         (.05)        (.68)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.32       $16.59       $26.59       $17.27
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Total  return at
net asset value (%)(b)                 (1.63)*     (37.46)       58.41         6.54*
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $110,278     $125,787     $170,579       $2,711
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.15*        2.22         2.23          .26*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.50)*       (.19)        (.44)        (.14)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.37*      203.36       144.34       106.76
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           February 28                                                     Oct. 30, 1996+
operating performance               (Unaudited)                 Year ended August 31                 to August 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.58       $26.50       $17.15       $12.30       $11.62        $9.82
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)          --(d)      (.10)        (.08)        (.02)        (.03)(e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.20)       (9.87)       10.10         5.28         1.25         1.93
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.26)       (9.87)       10.00         5.20         1.23         1.90
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.02)          --         (.10)        (.03)          --(d)      (.06)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.05)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.39)        (.27)        (.55)        (.04)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.16)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.02)        (.05)        (.65)        (.35)        (.55)        (.10)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.30       $16.58       $26.50       $17.15       $12.30       $11.62
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total  return at
net asset value (%)(b)                 (1.56)*     (37.28)       58.79        43.17        11.20        19.56*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $29,110      $32,695      $64,164      $18,701       $8,799       $4,086
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02*        1.97         1.98         2.28         2.42         2.18*(e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.38)*       (.01)        (.40)        (.58)        (.18)        (.26)*(e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.37*      203.36       144.34       106.76        89.50       126.65
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended August 31, 1997 reflect a reduction of 0.14% based on average net assets for class M.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                     Six months
                                       ended                 For the period
Per-share                           February 28  Year ended   Feb. 1, 2000+
operating performance               (Unaudited)   August 31   to August 31
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.90       $26.81       $26.48
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)       .18          .15
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)      (10.04)         .18
---------------------------------------------------------------------------
Total from
investment operations                   (.21)       (9.86)         .33
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net investment income              (.16)          --           --
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)          --
---------------------------------------------------------------------------
Total distributions                     (.16)        (.05)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $16.53       $16.90       $26.81
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Total  return at
net asset value (%)(b)                 (1.17)*     (36.81)        1.25*
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $29,231      $27,420      $36,815
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .65*        1.22          .72*
---------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.02)*        .85          .51*
---------------------------------------------------------------------------
Portfolio turnover (%)                 35.37*      203.36       144.34
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam International Voyager Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of Operations. At February 28, 2002, the value of securities loaned amounted to $73,280,812. The fund received cash collateral of $76,963,214, which is pooled with collateral of other Putnam funds into 31 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2001, the fund had a capital loss carryover of approximately $65,154,000 available to the extent allowed by tax law to offset future net capital gains, if any, which will expire on August 31, 2009.

I) Distribution to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2002, the fund's expenses were reduced by $214,552 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,001 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended February 28, 2002, Putnam Retail Management, acting as underwriter received net commissions of $97,451 and $1,821 from the sale of class A and class M shares, respectively, and received $605,799 and $9,384 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2002, Putnam Retail Management, acting as underwriter received $14,596 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $506,389,651 and $629,365,238, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,797,948       $ 369,945,918
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  328,328           5,171,196
---------------------------------------------------------------------------
                                            25,126,276         375,117,114

Shares
repurchased                                (28,491,211)       (429,763,033)
---------------------------------------------------------------------------
Net decrease                                (3,364,935)      $ (54,645,919)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 68,662,361     $ 1,421,621,735
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  114,378           2,502,584
---------------------------------------------------------------------------
                                            68,776,739       1,424,124,319

Shares
repurchased                                (65,812,956)     (1,348,709,831)
---------------------------------------------------------------------------
Net increase                                 2,963,783     $    75,414,488
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,612,589        $ 38,491,294
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,612,589          38,491,294

Shares
repurchased                                 (5,819,747)        (85,345,512)
---------------------------------------------------------------------------
Net decrease                                (3,207,158)       $(46,854,218)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,119,118       $ 256,255,794
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   79,183           1,699,282
---------------------------------------------------------------------------
                                            12,198,301         257,955,076

Shares
repurchased                                (12,215,439)       (245,494,367)
---------------------------------------------------------------------------
Net increase/
(decrease)                                     (17,138)      $  12,460,709
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,011,175        $ 28,894,095
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,011,175          28,894,095

Shares
repurchased                                 (2,833,956)        (41,330,568)
---------------------------------------------------------------------------
Net decrease                                  (822,781)       $(12,436,473)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,988,073       $ 183,570,522
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,693             296,991
---------------------------------------------------------------------------
                                             9,001,766         183,867,513

Shares
repurchased                                 (7,834,506)       (157,295,580)
---------------------------------------------------------------------------
Net increase                                 1,167,260       $  26,571,933
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    321,889         $ 4,911,986
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,316              36,112
---------------------------------------------------------------------------
                                               324,205           4,948,098

Shares
repurchased                                   (510,618)         (7,674,358)
---------------------------------------------------------------------------
Net decrease                                  (186,413)        $(2,726,260)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,748,982        $ 36,472,154
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,986             107,848
---------------------------------------------------------------------------
                                             1,753,968          36,580,002

Shares
repurchased                                 (2,203,099)        (46,036,051)
---------------------------------------------------------------------------
Net decrease                                  (449,131)       $ (9,456,049)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,391,040        $ 21,443,314
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   16,736             264,104
---------------------------------------------------------------------------
                                             1,407,776          21,707,418

Shares
repurchased                                 (1,261,726)        (19,450,002)
---------------------------------------------------------------------------
Net increase                                   146,050        $  2,257,416
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,617,468        $ 32,805,640
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,184              69,860
---------------------------------------------------------------------------
                                             1,620,652          32,875,500

Shares
repurchased                                 (1,371,277)        (27,536,367)
---------------------------------------------------------------------------
Net increase                                   249,375        $  5,339,133
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Omid Kamshad
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA011-79266  2AZ/2CI/2CJ  4/02



PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]

-----------------------------------------------------------------------------

Putnam International Voyager Fund
Supplement to Semiannual Report dated 2/28/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE

-----------------------------------------------------------------------------

Total return for periods ended 2/28/02

                                                              NAV

6 months                                                    -1.17%
1 year                                                     -20.47
5 years                                                     80.17
Annual average                                              12.50
Life of fund (since class A inception, 12/28/95)           123.90
Annual average                                              13.96

Share value:                                                  NAV

8/31/01                                                    $16.90
2/28/02                                                    $16.53

-----------------------------------------------------------------------------

Distributions:      No.     Income      Capital gains      Total

                    1       $0.164            --           $0.164
-----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Small Cap
Value Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

After a year of negative economic and market news, capped by the traumatic events of September 11 and the Enron collapse, Putnam Small Cap Value Fund closed the books on fiscal 2002 with a healthy gain. The management team will explain in the following pages the reasons for the positive results and discuss expectations for the future.

We hope you read the management team's discussion, as it will provide you with a good understanding of what has been driving your fund's performance. As you do, you may notice that the team is listed, rather than individual managers. This more accurately reflects the way in which your fund is managed, as well as Putnam's belief that mutual funds are more effectively managed by teams.

As your fund begins the second half of its fiscal year, dealing with the many uncertainties that have afflicted the markets in recent months, shareholders can take comfort in Putnam's extensive internal research capabilities. The management team relies heavily on these capabilities to sort through the myriad issues that comprise today's market.

We know that Putnam Investments values its relationship with you and its other shareholders, and appreciates your loyalty through the restructuring of its staff and products to pursue superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 11, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Small- and
Mid-Cap Value Team

Financial markets endured a turbulent twelve months between March 1, 2001 and February 28, 2002 -- Putnam Small Cap Value Fund's fiscal year. Value stocks enjoyed relatively stronger performance during the period, as investors remained conservative. In its bid to reinvigorate a sluggish economy, the Federal Reserve Board lowered the target for short-term interest rates numerous times. Lower rates are traditionally beneficial to small-cap stocks and we positioned the fund's portfolio at mid-year for a slowly improving economy. Then, the September 11 tragedies sent the market into a steep decline. This presented several unusual buying opportunities as stocks in the technology sector became extremely undervalued. The fund was rewarded by a late-year rally in that sector, but weak performance by tech stocks early in 2002 diminished some of those gains. Owing in part to the fund's greater exposure to energy stocks, which suffered during the period, the fund modestly underperformed its benchmark, the Russell 2000 Value Index, and the average for its Lipper category. That said, the market favored small-cap stocks and value investing during the period, and despite challenging circumstances, we believe the fund's return amply illustrates the potential benefits of including small-cap value stocks in a diversified portfolio.

Total return for 12 months ended 2/28/02

     Class A         Class B         Class C          Class M
   NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
  12.28%   5.81%   11.47%  6.47%   11.45% 10.45%   11.69%   7.82%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                  8.5%

Insurance                6.3%

Retail                   6.0%

Chemicals                4.4%

Medical
technology               4.0%

Footnote reads:
*Based on net assets as of 2/28/02. Holdings will vary over time.


* FUND SEIZES OPPORTUNITIES IN TECHNOLOGY STOCKS

The second half of the fund's fiscal year got underway just days before the events of September 11 sent financial markets into a tailspin. The economy had been weak for months prior to the terrorist attacks, and like many investors, we had been looking ahead and structuring the portfolio for an improving investment landscape. By early September 2001, the fund had built a strong position in commercial aerospace stocks. Immediately after the disaster, which tarnished the prospects of commercial airlines, we sold our aerospace positions and took advantage of particularly compelling value opportunities in the technology sector. It is not often that such a large number of technology companies, by virtue of their declining stock prices, falls into the value universe. Tech stocks had reached such low valuations that we bought aggressively and substantially increased the fund's exposure to that sector. Several of these new holdings have turned in strong performance and contributed to the fund's return. We believe others hold a great deal of promise that should be realized as the economy improves.

One new holding, Borland Software Corp. is a premier software company that designs products for a range of computer operating systems. It creates database-management products and client-server tools. Recently, the company introduced a product that has become very popular with software developers, and on the strength of that success, Borland stock appreciated. We continue to hold shares.

Fund holding Aether Systems, Inc. is in the business of providing real-time data services, software, and engineering systems that enable companies to transfer information on a wireless platform. Like many technology companies, Aether's stock price was driven too high during the tech bubble. When the bubble burst the stock was punished, and the company suffered operating problems that delayed the timely delivery of its product. Now, however, we believe Aether is in the midst of a turnaround. Its balance sheet is very healthy and when the company gets back on the growth curve, it may prove to be a very rewarding investment.

Fund Profile

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of lesser-known small-capitalization companies. The fund pursues its objective by identifying high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek long-term growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.


Centra Software, Inc., another fund holding, makes products that enable companies to interact and collaborate electronically via the Internet using shared workspaces, shared applications, and online voice communications. The announcement that Smartforce, another software manufacturer, would acquire Centra was very positive news in our opinion. Smartforce produces interactive educational software programs to help train information-technology (IT) professionals. We have a lot of confidence in Smartforce and believe the two companies are quite complementary. While the price of Centra stock drifted down after the acquisition announcement, we believe it will appreciate once the benefits of the merger are realized. We continue to hold the stock.

While these stocks and others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment objectives, and may change in the future.

* PROVIDIAN IS AMONG FUND'S TOP PERFORMERS

Stock of Providian Financial Corp. is not without controversy. This once powerful company was a darling in the large-cap investment universe until the effects of the poor economy caught up with it. A major credit card issuer, Providian became heavily burdened by losses stemming from bad credit risks. As the company's financial picture soured, its stock also fell from grace, causing investors to suffer painful losses. It is quite unusual for a company of this scale to be captured in the small-cap universe. When such an event occurs we scrutinize it very carefully. For example, when Kmart shares plummeted, we passed. However, we felt strongly that Providian presented an attractive opportunity. Toward the end of 2001, after many growth investors had concluded that the company could not recover enough to justify continued ownership and sold off their holdings at a loss, we purchased shares at fire-sale prices. Because we established a position at such a low price, the stock has rewarded the fund's investors: as of the end of the fiscal year, it had nearly doubled in value.


"...small companies are more flexible and adaptable than larger companies, so they can respond effectively to the changing market conditions we're likely to see in the near future."

-- John Eckel, planner, as quoted in Financial Planning Magazine, March 2002


Shares of Mentor Corp. also contributed positively to fund performance during the period. This medical devices company manufactures a variety of breast implants for use in reconstructive surgeries, brachytherapy seeds for the treatment of prostrate cancer, and penile implants. We find the company especially attractive because of its profit margins, which are high relative to most other companies in our value universe. The company generates plenty of free cash flow, has very little debt, and has a fairly consistent record of double-digit earnings growth. When it appeared that the FDA might withhold approval on the company's silicon gel breast implants, the stock price suffered. We took a strong position, anticipating that FDA approval would be forthcoming. Our intuition proved right, and the stock rebounded handsomely. We trimmed the position and locked in profits, but the fund continues to hold shares, which, in our opinion, remain somewhat undervalued.

As with any diversified portfolio, the fund owned stocks that lost ground and dampened performance. Among those was Alpharma, Inc., a generic drug company that produces veterinary medicines. In our experience, stocks of the animal health-care group tend to hold up well in a variety of market environments. We selected Alpharma because it looked inexpensive relative to its peers and its recent acquisition of another pharmaceutical company will potentially put it among the top five companies in its industry. Unfortunately, the fundamentals in the animal health business have deteriorated marginally, and the company's earnings have not yet met our expectations. The fund's shares have lost value, but we believe the company may yet turn its situation around and so we continue to hold our position.

* FUND CLOSED TO NEW INVESTORS

Putnam Small Cap Value Fund has rewarded shareholders with solid performance since its inception in April 1999. We attribute much of the fund's success to its strategy of investing in stocks of undervalued small-cap companies that are undertaking positive changes to improve shareholder value.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Omnicare, Inc.
Health care services

Sierra Pacific Resources
Electric utilities

Sovereign Bancorp, Inc.
Banking

Crompton Corp.
Chemicals

Webster Financial Corp.
Banking

GenCorp, Inc.
Conglomerates

The Standard Register Co.
Office equipment and supplies

PolyOne Corp.
Chemicals

Borland Software Corp.
Software

Claire's Stores, Inc.
Retail

Footnote reads:
These holdings represent 9.8% of the fund's net assets as of 2/28/02. Portfolio holdings will vary over time.


At the time of the fund's inception, value stocks were not in favor. We were able to build the portfolio very cheaply by investing in dynamic stocks that sold for seven or eight times earnings. The fund had very strong performance in 1999, despite the fact that the bull market was in full swing and investors were far more interested in owning growth stocks. When the situation reversed in March of 2000, value stocks regained their primacy and your fund continued to produce strong competitive returns in what became an exceedingly value-conscious market environment. Since that time, the value style has largely outperformed growth, and your fund has outperformed its benchmark, the Russell 2000 Value Index in the 1- and 2-year periods ended 12/31/01, and since inception (class A shares, at NAV).

Since its inception, inflows into Putnam Small Cap Value Fund have been robust. The task of maintaining the fund's small-cap value bias becomes increasingly difficult as fund assets swell, so at the outset we established a $1 billion threshold that, when reached, would trigger a discussion about limiting new inflows. The fund approached its threshold during the period and, acting in what they believed were the best interests of the shareholders, Putnam Management, with the approval of the Trustees, made the decision to close the fund to new investors as of January 31, 2002. Of course, all shareholders of record on January 31 may continue to invest in the fund.

* OUTLOOK FOR SMALL-CAP STOCKS REMAINS POSITIVE

As this report was being written, all signs seem to indicate that an economic recovery was underway. Consumer confidence was buoyant. Inventories, having been depleted over the past two years, were being replenished, giving rise to increases in factory orders and corporate spending. Inflation remained very low, while fourth-quarter GDP was an unexpectedly high 1.7%. Such conditions are historically very beneficial to small-cap stocks and to stocks that are economically sensitive, including the stocks in Putnam Small Cap Value Fund's portfolio. Thus, the short-term outlook is quite encouraging. While we remain confident that small-cap stocks will continue to outperform, we also recognize that a re-energized economy may set the stage for growth stocks to flourish. The generous rewards that have gone to value investors over the past two years may be harder to sustain once the transition to a growth-oriented market takes hold. Going forward, we continue to upgrade the quality of the portfolio as opportunities present themselves and keep a watchful eye on the fund's risk exposures.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 2/28/02

                     Class A         Class B         Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)        (7/26/99)       (3/29/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           12.28%   5.81%  11.47%   6.47%  11.45%  10.45%  11.69%   7.82%
------------------------------------------------------------------------------
Life of fund     67.51   57.85   64.19   61.19   64.04   64.04   65.19   59.40
Annual average   19.64   17.20   18.81   18.05   18.78   18.78   19.06   17.60
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/02

                          Russell 2000           Consumer
                          Value Index           price index
------------------------------------------------------------------------------
1 year                      13.27%                 1.02%
------------------------------------------------------------------------------
Life of fund                52.94                  7.81
Annual average              15.88                  2.61
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/28/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1             1             1             1
------------------------------------------------------------------------------
Income                 --            --            --            --
------------------------------------------------------------------------------
Capital gains
  Long-term         $0.2379       $0.2379       $0.2379       $0.2379
------------------------------------------------------------------------------
  Short-term        $0.0591       $0.0591       $0.0591       $0.0591
------------------------------------------------------------------------------
  Total             $0.2970       $0.2970       $0.2970       $0.2970
------------------------------------------------------------------------------
Share value:      NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
2/28/01          $12.59  $13.36    $12.43        $12.45    $12.54  $12.99
------------------------------------------------------------------------------
2/28/02           13.83   14.67     13.55         13.57     13.70   14.20
------------------------------------------------------------------------------


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 4/13/99

                 Fund's class A        Russell 2000      Consumer price
Date             shares at POP         Value Index           index

4/13/99              9,425               10,000             10,000
2/29/00             11,141               11,069             10,303
2/28/01             14,059               13,501             10,672
2/28/02            $15,785              $15,294            $10,781

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,419 ($16,119 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $16,404 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,519 ($15,940 at public offering price). See first page of performance section for performance calculation method.


TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)        (7/26/99)       (3/29/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           28.39%  21.04%  27.54%  22.54%  27.49%  26.49%  27.79%  23.31%
------------------------------------------------------------------------------
Life of fund     85.31   74.63   81.52   78.52   81.32   81.32   82.67   76.27
Annual average   23.10   20.66   22.25   21.56   22.20   22.20   22.51   21.05
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Small Cap Value Fund, a series of the Putnam Investment Funds, including the fund's portfolio, as of February 28, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended February 29, 2000 were audited by other auditors whose report dated April 7, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund as of February 28, 2002, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG  LLP
Boston, Massachusetts
April 4, 2002




THE FUND'S PORTFOLIO
February 28, 2002

COMMON STOCKS (97.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,275,468 AAR Corp.                                                                         $   9,438,463
            159,500 Heico Corp.                                                                           2,472,250
             15,900 Heico Corp. Class A                                                                     217,035
            474,200 Innovative Solutions & Support, Inc. (NON)                                            3,708,244
            107,900 Precision Castparts Corp.                                                             3,479,775
            111,000 United Defense Industries, Inc. (NON)                                                 3,041,400
                                                                                                      -------------
                                                                                                         22,357,167

Airlines (0.9%)
-------------------------------------------------------------------------------------------------------------------
            546,400 Airtran Holdings, Inc. (NON)                                                          3,611,704
            240,600 Frontier Airlines, Inc. (NON)                                                         5,067,036
            111,200 SkyWest, Inc.                                                                         2,824,480
                                                                                                      -------------
                                                                                                         11,503,220

Automotive (2.8%)
-------------------------------------------------------------------------------------------------------------------
            141,100 BorgWarner, Inc.                                                                      8,487,165
            147,500 Carlisle Companies, Inc.                                                              5,531,250
            193,200 CLARCOR, Inc.                                                                         5,432,784
            240,800 Sonic Automotive, Inc. (NON)                                                          6,328,224
            513,600 Tower Automotive, Inc. (NON)                                                          5,906,400
            229,200 Tower Automotive, Inc. (Private) (NON)                                                2,635,800
                                                                                                      -------------
                                                                                                         34,321,623

Banking (8.5%)
-------------------------------------------------------------------------------------------------------------------
            272,300 AMCORE Financial, Inc.                                                                6,126,750
            534,100 BankAtlantic Bancorp, Inc. Class A                                                    6,104,763
            243,400 Banknorth Group, Inc.                                                                 6,082,566
            255,320 Centennial Bancorp                                                                    1,996,602
             91,300 Citizens Banking Corp.                                                                2,903,340
             81,500 City National Corp.                                                                   4,141,830
            297,400 Commercial Federal Corp.                                                              7,435,000
            168,600 Community First Bankshares                                                            4,258,836
            143,350 Downey Financial Corp.                                                                6,806,258
            230,300 East West Bancorp, Inc.                                                               6,667,185
            119,700 Hudson United Bancorp                                                                 3,674,790
            300,340 Provident Bankshares Corp.                                                            7,256,214
            211,660 Republic Bancorp, Inc.                                                                2,624,584
            995,100 Sovereign Bancorp, Inc.                                                              12,607,917
            369,900 Sterling Bancshares, Inc.                                                             4,915,971
            307,890 Washington Federal, Inc.                                                              7,986,667
            343,300 Webster Financial Corp.                                                              12,036,098
                                                                                                      -------------
                                                                                                        103,625,371

Beverage (0.5%)
-------------------------------------------------------------------------------------------------------------------
            123,300 Constellation Brands, Inc. Class A (NON)                                              6,701,355

Broadcasting (0.4%)
-------------------------------------------------------------------------------------------------------------------
            376,500 Sinclair Broadcast Group, Inc. (NON)                                                  4,333,515

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
            690,280 Apogee Enterprises, Inc.                                                              7,765,650

Chemicals (4.4%)
-------------------------------------------------------------------------------------------------------------------
          1,223,100 Crompton Corp.                                                                       12,157,614
            359,600 Delta & Pine Land Co.                                                                 6,810,824
            241,800 Ferro Corp.                                                                           6,470,568
            166,400 H.B. Fuller Co.                                                                       4,439,552
            262,400 Mississippi Chemical Corp. (NON)                                                        907,904
          1,306,800 Omnova Solutions, Inc.                                                                9,082,260
          1,071,300 PolyOne Corp.                                                                        10,713,000
            235,300 RPM, Inc.                                                                             3,929,510
                                                                                                      -------------
                                                                                                         54,511,232

Commercial and Consumer Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
             74,300 ADVO, Inc. (NON)                                                                      2,823,400
            484,700 American Greetings Corp. Class A (NON)                                                6,674,319
            128,000 Banta Corp.                                                                           4,272,640
            296,900 ePlus, Inc. (NON)                                                                     2,716,635
            431,600 Hall, Kinion & Associates, Inc. (NON)                                                 3,021,200
            293,300 John H. Harland Co.                                                                   7,866,306
            676,400 MPS Group, Inc. (NON)                                                                 4,457,476
            129,500 NCO Group, Inc. (NON)                                                                 3,241,385
            194,000 Rayovac Corp. (NON)                                                                   2,638,400
            162,000 RemedyTemp, Inc. Class A (NON)                                                        2,146,500
          1,212,200 Stewart Enterprises, Inc. Class A (NON)                                               6,691,344
                                                                                                      -------------
                                                                                                         46,549,605

Communications Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------------
            102,537 Communications Systems, Inc.                                                            765,951
            451,700 Inter-Tel, Inc.                                                                       7,453,050
            263,600 Performance Technologies, Inc. (NON)                                                  2,493,129
            335,500 Turnstone Systems, Inc. (NON)                                                         1,529,880
                                                                                                      -------------
                                                                                                         12,242,010

Computers (1.8%)
-------------------------------------------------------------------------------------------------------------------
            208,200 Anixter International, Inc. (NON)                                                     5,386,134
            687,100 Gerber Scientific, Inc.                                                               5,909,060
            237,600 Mentor Graphics Corp. (NON)                                                           5,158,296
            299,200 MSC.Software Corp. (NON)                                                              5,295,840
                                                                                                      -------------
                                                                                                         21,749,330

Conglomerates (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,097,800 GenCorp, Inc.                                                                        11,933,086
             10,900 Walter Industries, Inc.                                                                 126,331
                                                                                                      -------------
                                                                                                         12,059,417

Consumer Finance (1.7%)
-------------------------------------------------------------------------------------------------------------------
            226,800 AmeriCredit Corp. (NON)                                                               5,295,780
            462,150 Metris Companies, Inc.                                                                7,523,802
          2,004,900 Providian Financial Corp.                                                             7,799,061
                                                                                                      -------------
                                                                                                         20,618,643

Consumer Goods (1.8%)
-------------------------------------------------------------------------------------------------------------------
            475,600 Dial Corp. (The)                                                                      7,990,080
            179,200 Lancaster Colony Corp.                                                                5,994,240
            380,100 Tupperware Corp.                                                                      7,670,418
                                                                                                      -------------
                                                                                                         21,654,738

Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            215,800 Arbitron, Inc. (NON)                                                                  6,646,640
             78,000 Heidrick & Struggles International, Inc. (NON)                                        1,237,860
                                                                                                      -------------
                                                                                                          7,884,500

Distribution (0.7%)
-------------------------------------------------------------------------------------------------------------------
            306,800 Fleming Companies, Inc.                                                               5,000,840
            180,700 Ingram Micro, Inc. Class A (NON)                                                      2,755,675
             24,000 MCSi, Inc. (NON)                                                                        244,800
                                                                                                      -------------
                                                                                                          8,001,315

Electric Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------
             99,600 Hawaiian Electric Industries, Inc.                                                    4,266,864
            879,200 Sierra Pacific Resources                                                             14,199,080
                                                                                                      -------------
                                                                                                         18,465,944

Electrical Equipment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            154,300 Compudyne Corp. (NON)                                                                 1,851,600
            269,300 Lincoln Electric Holdings, Inc.                                                       6,993,721
             86,600 Thomas & Betts Corp.                                                                  1,654,060
                                                                                                      -------------
                                                                                                         10,499,381

Electronics (3.8%)
-------------------------------------------------------------------------------------------------------------------
            280,700 Avnet, Inc.                                                                           7,371,182
            263,400 Belden, Inc.                                                                          5,565,642
            852,700 General Cable Corp.                                                                  10,061,860
            237,050 Park Electrochemical Corp.                                                            5,985,513
            771,950 Pioneer-Standard Electronics, Inc.                                                    9,240,242
            180,200 Silicon Storage Technology, Inc. (NON)                                                1,603,780
            781,300 X-Rite, Inc.                                                                          7,109,830
                                                                                                      -------------
                                                                                                         46,938,049

Energy (2.5%)
-------------------------------------------------------------------------------------------------------------------
            137,000 Chiles Offshore, Inc. (NON)                                                           2,623,550
            274,200 Global Industries, Ltd. (NON)                                                         2,440,380
             69,500 GulfMark Offshore, Inc. (NON)                                                         2,407,480
            176,600 Helmerich & Payne, Inc.                                                               5,958,484
            124,100 Hydril Co. (NON)                                                                      2,609,823
            170,800 National-Oilwell, Inc. (NON)                                                          3,571,428
            247,900 Newpark Resources, Inc. (NON)                                                         1,646,056
             84,700 Patterson-UTI Energy, Inc. (NON)                                                      2,072,609
            196,800 Pride International, Inc. (NON)                                                       2,534,784
             68,700 Tidewater, Inc.                                                                       2,677,926
            122,900 Varco International, Inc. (NON)                                                       1,966,400
                                                                                                      -------------
                                                                                                         30,508,920

Engineering & Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
             85,700 Ameron International Corp.                                                            5,669,055
            102,000 Texas Industries, Inc.                                                                3,911,700
                                                                                                      -------------
                                                                                                          9,580,755

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
            328,300 Advanta Corp. Class B                                                                 2,971,115
            166,200 FBR Asset Investment Corp.                                                            4,550,556
            594,300 Saxon Capital, Inc. (NON)                                                             6,596,730
                                                                                                      -------------
                                                                                                         14,118,401

Food (1.8%)
-------------------------------------------------------------------------------------------------------------------
            330,200 Bunge, Ltd.                                                                           6,488,430
            421,250 International Multifoods Corp. (NON)                                                  8,867,313
            254,900 Smithfield Foods, Inc. (NON)                                                          6,296,030
                                                                                                      -------------
                                                                                                         21,651,773

Gaming & Lottery (0.5%)
-------------------------------------------------------------------------------------------------------------------
            117,600 GTECH Holdings Corp. (NON)                                                            6,272,784

Health Care Services (3.6%)
-------------------------------------------------------------------------------------------------------------------
            437,600 Beverly Enterprises, Inc. (NON)                                                       2,564,336
            377,000 Britesmile, Inc. (NON)                                                                1,670,110
            301,652 Britesmile, Inc. (Private) (NON)                                                      1,336,318
             77,401 Invacare Corp.                                                                        2,596,030
            687,150 Omnicare, Inc.                                                                       14,533,223
            362,300 Owens & Minor, Inc.                                                                   6,883,700
            234,300 Per-Se Technologies, Inc. (NON)                                                       2,659,302
            596,400 PSS World Medical, Inc. (NON)                                                         5,337,780
            135,100 Sunrise Assisted Living, Inc. (NON)                                                   3,151,883
            433,800 US Oncology, Inc. (NON)                                                               3,513,780
                                                                                                      -------------
                                                                                                         44,246,462

Homebuilding (1.1%)
-------------------------------------------------------------------------------------------------------------------
            730,400 Fleetwood Enterprises, Inc. (NON)                                                     7,289,392
            289,000 Getty Realty Corp.                                                                    5,193,330
             23,778 Lennar Corp.                                                                          1,312,783
                                                                                                      -------------
                                                                                                         13,795,505

Household Furniture and Appliances (0.8%)
-------------------------------------------------------------------------------------------------------------------
            237,000 Applica, Inc. (NON)                                                                   1,516,800
            227,100 Furniture Brands International, Inc. (NON)                                            8,663,865
                                                                                                      -------------
                                                                                                         10,180,665

Insurance (6.3%)
-------------------------------------------------------------------------------------------------------------------
            239,733 AmerUs Group Co.                                                                      8,194,074
            537,700 Ceres Group, Inc. (NON)                                                               2,010,998
            113,600 FBL Financial Group, Inc. Class A                                                     2,039,120
            253,020 Fidelity National Financial, Inc.                                                     6,710,090
          1,805,400 Fremont General Corp.                                                                 9,532,512
            217,750 Landamerica Financial Group, Inc.                                                     6,525,968
            167,100 Philadelphia Consolidated Holding Corp. (NON)                                         6,871,152
            390,400 Presidential Life Corp.                                                               8,092,992
            152,800 Stancorp Financial Group                                                              8,228,280
            269,100 State Auto Financial Corp.                                                            4,058,028
            802,600 Trenwick Group, Ltd. (Bermuda)                                                        6,581,320
            164,000 W.R. Berkley Corp.                                                                    8,938,000
                                                                                                      -------------
                                                                                                         77,782,534

Investment Banking/Brokerage (0.6%)
-------------------------------------------------------------------------------------------------------------------
             73,300 Jefferies Group, Inc.                                                                 3,179,021
            293,200 Knight Trading Group, Inc. (NON)                                                      2,333,872
             67,600 SWS Group, Inc.                                                                       1,301,300
                                                                                                      -------------
                                                                                                          6,814,193

Leisure (1.3%)
-------------------------------------------------------------------------------------------------------------------
            274,300 Brunswick Corp.                                                                       7,403,357
            458,000 Callaway Golf Co.                                                                     8,523,380
                                                                                                      -------------
                                                                                                         15,926,737

Machinery (2.4%)
-------------------------------------------------------------------------------------------------------------------
            316,435 DT Industries, Inc. (NON)                                                             1,154,988
             42,300 Flow International Corp. (Japan) (NON)                                                  435,267
            135,600 Gardner Denver, Inc. (NON)                                                            2,686,236
            603,500 Milacron, Inc.                                                                        7,670,485
            153,500 MSC Industrial Direct Co., Inc. Class A (NON)                                         3,237,315
            206,800 Presstek, Inc. (NON)                                                                  1,261,480
            226,200 Regal-Beloit Corp.                                                                    5,044,260
            135,300 Toro Co. (The)                                                                        7,671,510
                                                                                                      -------------
                                                                                                         29,161,541

Manufacturing (2.9%)
-------------------------------------------------------------------------------------------------------------------
            254,800 AMETEK, Inc.                                                                          8,795,696
             71,700 Harsco Corp.                                                                          2,661,504
            360,700 Kaman Corp.                                                                           5,399,679
            181,300 Pentair, Inc.                                                                         7,070,700
            176,200 Tennant Co.                                                                           6,211,050
            166,200 York International Corp.                                                              5,817,000
                                                                                                      -------------
                                                                                                         35,955,629

Medical Technology (4.0%)
-------------------------------------------------------------------------------------------------------------------
            152,350 Arrow International, Inc.                                                             6,966,966
             87,600 Beckman Coulter, Inc.                                                                 4,175,892
            113,100 Conmed Corp. (NON)                                                                    2,330,991
            222,400 Datascope Corp.                                                                       6,489,632
            113,500 Haemonetics Corp. (NON)                                                               3,414,080
            277,900 Mentor Corp.                                                                          9,170,700
            971,900 Meridian Bioscience, Inc. (AFF)                                                       6,395,102
            228,000 Serologicals Corp. (NON)                                                              3,435,960
            183,300 Vital Signs, Inc.                                                                     6,081,894
                                                                                                      -------------
                                                                                                         48,461,217

Metals (1.3%)
-------------------------------------------------------------------------------------------------------------------
            221,300 Carpenter Technology Corp.                                                            5,320,052
             72,000 Material Sciences Corp. (NON)                                                           720,000
            191,100 Quanex Corp.                                                                          5,694,780
             83,300 Reliance Steel & Aluminum Co.                                                         2,165,800
            172,700 Steel Dynamics, Inc. (NON)                                                            2,346,993
                                                                                                      -------------
                                                                                                         16,247,625

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            144,200 Energen Corp.                                                                         3,250,268

Office Equipment & Supplies (1.5%)
-------------------------------------------------------------------------------------------------------------------
            117,600 Falcon Products, Inc.                                                                   693,840
            439,400 Standard Register Co. (The)                                                          10,809,240
            362,900 Wallace Computer Services, Inc.                                                       6,778,972
                                                                                                      -------------
                                                                                                         18,282,052

Oil & Gas (3.5%)
-------------------------------------------------------------------------------------------------------------------
             58,700 Exco Resources, Inc. (NON)                                                              885,196
             94,900 Magnum Hunter Resources, Inc. (NON)                                                     712,699
             89,400 Newfield Exploration Co. (NON)                                                        3,244,326
             87,400 Quicksilver Resources, Inc. (NON)                                                     1,763,732
          1,397,200 Range Resources Corp. (NON)                                                           6,496,980
            283,200 Remington Oil & Gas Corp. (NON)                                                       5,015,472
            358,800 St. Mary Land & Exploration Co.                                                       7,785,960
            410,000 Universal Compression Holdings, Inc. (NON)                                           10,245,900
            691,600 Vintage Petroleum, Inc.                                                               7,261,800
                                                                                                      -------------
                                                                                                         43,412,065

Paper & Forest Products (0.3%)
-------------------------------------------------------------------------------------------------------------------
             92,400 Albany International Corp.                                                            2,487,408
            136,500 BWAY Corp. (NON)                                                                      1,461,915
                                                                                                      -------------
                                                                                                          3,949,323

Pharmaceuticals (0.8%)
-------------------------------------------------------------------------------------------------------------------
            299,600 Alpharma, Inc. Class A                                                                6,114,836
            334,300 Perrigo Co. (NON)                                                                     3,740,817
                                                                                                      -------------
                                                                                                          9,855,653

Photography/Imaging (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,129,000 BMC Industries, Inc.                                                                  2,201,550
            673,100 Ikon Office Solutions, Inc.                                                           9,019,540
            108,800 Imation Corp. (NON)                                                                   2,554,624
                                                                                                      -------------
                                                                                                         13,775,714

Railroads (0.6%)
-------------------------------------------------------------------------------------------------------------------
             50,900 Genesee & Wyoming, Inc. Class A (NON)                                                 1,577,900
            395,000 Rail America, Inc. (NON)                                                              4,368,700
            153,100 Rail America, Inc. (NON)                                                              1,693,286
                                                                                                      -------------
                                                                                                          7,639,886

Real Estate (1.8%)
-------------------------------------------------------------------------------------------------------------------
            143,700 Alexandria Real Estate Equities, Inc. (R)                                             5,941,995
            476,700 Apex Mortgage Capital, Inc.                                                           5,238,933
            221,900 Entertainment Properties Trust (R)                                                    4,560,045
             94,600 LNR Property Corp.                                                                    3,131,260
            107,700 Mills Corp.                                                                           2,800,200
                                                                                                     --------------
                                                                                                         21,672,433

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
             94,250 CBRL Group, Inc.                                                                      2,892,533
            158,400 Sonic Corp. (NON)                                                                     4,232,448
                                                                                                     --------------
                                                                                                          7,124,981

Retail (6.0%)
-------------------------------------------------------------------------------------------------------------------
             51,700 Aaron Rents, Inc.                                                                     1,028,830
            160,700 Casey's General Stores Inc.                                                           1,939,649
            549,900 Claire's Stores, Inc.                                                                10,426,104
            154,800 Coldwater Creek, Inc. (NON)                                                           2,404,044
            229,700 dELiA(a)s Corp. Class A (NON)                                                         1,623,979
            217,500 Dillards, Inc. Class A                                                                4,371,750
            243,300 Hughes Supply, Inc.                                                                   7,702,878
            167,400 J. Jill Group, Inc. (NON)                                                             3,875,310
              8,700 Lands' End, Inc. (NON)                                                                  425,604
            339,400 Longs Drug Stores, Inc.                                                               8,892,280
            543,500 Nu Skin Enterprises, Inc. Class A                                                     5,435,000
            236,400 Pathmark Stores, Inc. (NON)                                                           5,616,864
            448,800 Pier 1 Imports, Inc.                                                                  8,962,536
            159,370 Regis Corp.                                                                           4,044,811
            371,100 Ruddick Corp.                                                                         5,614,743
            460,400 Spiegel, Inc. Class A                                                                 1,151,000
                                                                                                     --------------
                                                                                                         73,515,382

Semiconductor (1.4%)
-------------------------------------------------------------------------------------------------------------------
            407,600 Cohu, Inc.                                                                            9,391,104
            323,400 Helix Technology Corp.                                                                5,957,028
             73,700 Newport Corp.                                                                         1,393,667
                                                                                                     --------------
                                                                                                         16,741,799

Shipping (2.4%)
-------------------------------------------------------------------------------------------------------------------
            698,000 EGL, Inc. (NON)                                                                       7,447,660
            525,500 General Maritime Corp. (NON)                                                          5,544,025
             74,000 Landstar Systems, Inc. (NON)                                                          6,088,720
            263,300 USFreightways Corp.                                                                   9,478,800
             56,600 Werner Enterprises, Inc.                                                              1,340,288
                                                                                                     --------------
                                                                                                         29,899,493

Software (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,159,600 Aether Systems, Inc. (NON)                                                            4,870,320
          1,372,000 Ascental Software Corp. (NON)                                                         5,350,800
            128,600 Autodesk, Inc.                                                                        5,680,262
            773,700 Borland Software Corp. (NON)                                                         10,622,901
            240,700 Centra Software, Inc. (NON)                                                           1,396,060
            249,600 FileNET Corp. (NON)                                                                   4,090,944
            106,200 Hyperion Solutions Corp. (NON)                                                        2,289,672
            136,300 JDA Software Group, Inc. (NON)                                                        3,605,135
                                                                                                     --------------
                                                                                                         37,906,094

Technology Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            669,600 Acxiom Corp. (NON)                                                                    9,776,160
            243,800 American Management Systems (NON)                                                     4,520,052
            350,200 Ciber, Inc. (NON)                                                                     3,018,724
            356,600 Keane, Inc. (NON)                                                                     5,705,600
            441,543 MTS Systems Corp.                                                                     4,614,124
            388,800 Sapient Corp. (NON)                                                                   1,706,832
                                                                                                     --------------
                                                                                                         29,341,492

Telecommunications (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,331,000 Loral Space & Communications, Ltd. (NON)                                              2,648,690
              9,650 OpticNet, Inc. (NON)                                                                          1
                                                                                                     --------------
                                                                                                          2,648,691

Textiles (1.4%)
-------------------------------------------------------------------------------------------------------------------
            437,800 Interface, Inc. Class A                                                               2,167,110
            266,000 Kellwood Co.                                                                          6,431,880
            526,500 Wolverine World Wide, Inc.                                                            8,150,220
                                                                                                     --------------
                                                                                                         16,749,210

Transaction Processing (0.3%)
-------------------------------------------------------------------------------------------------------------------
             97,400 NDCHealth Corp.                                                                       3,315,496
                                                                                                     --------------
                    Total Common Stocks (cost $1,068,369,981)                                        $1,191,566,838

CONVERTIBLE PREFERRED STOCKS (0.4%) (a) (cost $5,604,672)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            266,500 Exco Resources, Inc. $5.00 cum. cv. pfd.                                         $    4,430,563

SHORT-TERM INVESTMENTS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        42,752,708 Short-term investments held as collateral for
                    loaned securities with yields ranging from
                    1.74% to 1.95% and due dates ranging from
                    March 1, 2002 to March 28, 2002 (d)                                              $   42,722,443
         27,800,000 Interest in $750,000,000 joint tri-party repurchase agreement dated February 28, 2002 with
                    Goldman Sachs & Co. due March 1, 2002 with
                    respect to various U.S. Government obligations --
                    maturity value of $27,801,460 for an effective
                    yield of 1.89%                                                                       27,800,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $70,522,443)                                  $   70,522,443
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,144,497,096) (b)                                      $1,266,519,844
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,225,197,605.

  (b) The aggregate identified cost on a tax basis is $1,146,840,328, resulting in gross unrealized appreciation and depreciation of $195,567,940 and $75,888,424, respectively, or net unrealized appreciation of $119,679,516.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $37,351,503 of
securities on loan (identified cost $1,144,497,096) (Note 1)                 $1,266,519,844
-------------------------------------------------------------------------------------------
Cash                                                                                    585
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,074,095
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,492,320
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    9,658,732
-------------------------------------------------------------------------------------------
Total assets                                                                  1,279,745,576

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,722,637
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,851,601
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,094,224
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          326,801
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        8,989
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,122
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              682,068
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               42,722,443
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              135,086
-------------------------------------------------------------------------------------------
Total liabilities                                                                54,547,971
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,225,197,605

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,087,758,199
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          6,996
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            15,409,662
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      122,022,748
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $1,225,197,605

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($579,539,391 divided by 41,906,687 shares)                                          $13.83
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.83)*                              $14.67
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($507,231,230 divided by 37,440,736 shares)**                                        $13.55
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($80,969,843 divided by 5,967,513 shares)**                                          $13.57
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($22,130,267 divided by 1,614,913 shares)                                            $13.70
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.70)*                              $14.20
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($35,326,874 divided by 2,547,525 shares)                                            $13.87
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended February 28, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividend (including dividend income of $247,823
from affiliated issuers) (Note 5)                                               $10,675,768
-------------------------------------------------------------------------------------------
Interest                                                                            924,616
-------------------------------------------------------------------------------------------
Securities lending                                                                  130,431
-------------------------------------------------------------------------------------------
Total investment income                                                          11,730,815

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,548,840
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,423,974
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   19,330
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     19,965
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,029,625
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,496,619
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               568,066
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                93,145
-------------------------------------------------------------------------------------------
Other                                                                               641,751
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,841,315
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (110,989)
-------------------------------------------------------------------------------------------
Net expenses                                                                     13,730,326
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,999,511)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 31,969,399
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       57,069,396
-------------------------------------------------------------------------------------------
Net gain on investments                                                          89,038,795
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $87,039,284
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended February 28
                                                                 ---------------------------------
                                                                             2002             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (1,999,511)   $    (210,814)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                       31,969,399        9,444,012
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             57,069,396       60,437,328
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   87,039,284       69,670,526
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                             (2,109,742)        (604,473)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,865,113)        (398,562)
--------------------------------------------------------------------------------------------------
   Class C                                                               (304,341)         (70,377)
--------------------------------------------------------------------------------------------------
   Class M                                                                (65,151)          (8,024)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (155,655)
--------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                             (8,501,036)
--------------------------------------------------------------------------------------------------
   Class B                                                             (7,515,331)
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,226,319)
--------------------------------------------------------------------------------------------------
   Class M                                                               (262,522)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (627,202)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     660,775,484      280,397,674
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          725,182,356      348,986,764

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     500,015,249      151,028,485
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $6,996 and $--, respectively)                            $1,225,197,605     $500,015,249
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------
                                                             For the period
Per-share                                  Year ended       April 13, 1999+
operating performance                      February 28       to February 29
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.59       $10.01        $8.50
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)          .02          .03         (.01)
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.52         2.59         1.56
---------------------------------------------------------------------------
Total from
investment operations                   1.54         2.62         1.55
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                     (.30)        (.04)        (.04)
---------------------------------------------------------------------------
Total distributions                     (.30)        (.04)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.83       $12.59       $10.01
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.28        26.19        18.23*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $579,539     $242,602      $83,845
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.25         1.31         1.38*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .12          .25         (.20)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 34.35        34.37        41.58*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------
                                                             For the period
Per-share                                   Year ended        May 3, 1999+
operating performance                      February 28       to February 29
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.43        $9.95        $9.35
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.05)        (.07)
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.50         2.57          .71
---------------------------------------------------------------------------
Total from
investment operations                   1.42         2.52          .64
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                     (.30)        (.04)        (.04)
---------------------------------------------------------------------------
Total distributions                     (.30)        (.04)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.55       $12.43        $9.95
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 11.47        25.34         6.84*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $507,231     $192,673      $59,224
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.00         2.06         1.91*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.63)        (.50)        (.81)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 34.35        34.37        41.58*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                 Year ended         July 26, 1999+
operating performance                     February 28        to February 29
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.45        $9.97       $10.23
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.05)        (.05)
---------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   1.50         2.57         (.17)
---------------------------------------------------------------------------
Total from
investment operations                   1.42         2.52         (.22)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
gain on investments                     (.30)        (.04)        (.04)
---------------------------------------------------------------------------
Total distributions                     (.30)        (.04)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.57       $12.45        $9.97
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 11.45        25.29        (2.16)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $80,970      $32,074       $7,960
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.00         2.06         1.38*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.63)        (.49)        (.57)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 34.35        34.37        41.58*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------
                                       Year     For the period
Per-share                             ended    March 29, 2000+
operating performance              February 28  to February 28
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $12.54       $10.23
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment loss (a)                 (.05)        (.02)
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.51         2.37
--------------------------------------------------------------
Total from
investment operations                   1.46         2.35
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized
gain on investments                     (.30)        (.04)
--------------------------------------------------------------
Total distributions                     (.30)        (.04)
--------------------------------------------------------------
Net asset value,
end of period                         $13.70       $12.54
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 11.69        22.99*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $22,130       $7,589
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.75         1.67*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.38)        (.18)*
--------------------------------------------------------------
Portfolio turnover (%)                 34.35        34.37
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                       Year     For the period
Per-share                             ended   January 3, 2001+
operating performance              February 28  to February 28
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $12.59       $11.73
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)                .05          .01
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.53          .85
--------------------------------------------------------------
Total from
investment operations                   1.58          .86
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized
gain on investments                     (.30)          --
--------------------------------------------------------------
Total distributions                     (.30)          --
--------------------------------------------------------------
Net asset value,
end of period                         $13.87       $12.59
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.60         7.33*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $35,327      $25,077
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.00          .17*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .36          .08*
--------------------------------------------------------------
Portfolio turnover (%)                 34.35        34.37
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
February 28, 2002

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M and class Y shares. Effective January 31, 2002, the fund is closed to new investors. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2002, the value of securities loaned amounted to $37,351,503. The fund received cash collateral of $42,722,443 which is pooled with collateral of other Putnam funds into 31 issuers of high grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended February 28, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, non-taxable dividends and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2002, the fund reclassified $2,006,507 to decrease accumulated net investment loss, with a decrease to accumulated net realized gains of $2,006,507. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended February 28, 2002, the fund's expenses were reduced by $110,989 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,679 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended February 28, 2002, Putnam Retail Management, acting as underwriter received net commissions of $480,783 and $8,821 from the sale of class A and class M shares, respectively, and received $481,821 and $9,980 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2002, Putnam Retail Management, acting as underwriter received $10,872 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended February 28, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $920,068,096 and $290,919,969, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,167,326       $ 508,403,177
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               739,337           9,936,691
---------------------------------------------------------------------------
                                            38,906,663         518,339,868

Shares
repurchased                                (16,272,440)       (211,863,533)
---------------------------------------------------------------------------
Net increase                                22,634,223       $ 306,476,335
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,730,463        $199,747,429
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   51,274             578,355
---------------------------------------------------------------------------
                                            17,781,737         200,325,784

Shares
repurchased                                 (6,888,361)        (79,074,011)
---------------------------------------------------------------------------
Net increase                                10,893,376        $121,251,773
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,281,785       $ 420,851,682
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               633,215           8,352,112
---------------------------------------------------------------------------
                                            32,915,000         429,203,794

Shares
repurchased                                (10,977,193)       (140,951,952)
---------------------------------------------------------------------------
Net increase                                21,937,807       $ 288,251,842
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,752,014        $132,859,311
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   32,145             358,775
---------------------------------------------------------------------------
                                            11,784,159         133,218,086

Shares
repurchased                                 (2,230,555)        (24,695,974)
---------------------------------------------------------------------------
Net increase                                 9,553,604        $108,522,112
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,464,682        $ 71,855,238
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                97,736           1,291,085
---------------------------------------------------------------------------
                                             5,562,418          73,146,323

Shares
repurchased                                 (2,171,206)        (28,547,315)
---------------------------------------------------------------------------
Net increase                                 3,391,212        $ 44,599,008
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,940,212         $21,615,958
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,294              59,184
---------------------------------------------------------------------------
                                             1,945,506          21,675,142

Shares
repurchased                                   (167,359)         (1,855,629)
---------------------------------------------------------------------------
Net increase                                 1,778,147         $19,819,513
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,866,555        $ 24,940,194
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                23,526             313,609
---------------------------------------------------------------------------
                                             1,890,081          25,253,803

Shares
repurchased                                   (880,461)        (11,186,743)
---------------------------------------------------------------------------
Net increase                                 1,009,620        $ 14,067,060
---------------------------------------------------------------------------

                                             For the period March 29, 2000
                                           (commencement of operations) to
                                                         February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    774,119         $ 9,129,448
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      687               7,729
---------------------------------------------------------------------------
                                               774,806           9,137,177

Shares
repurchased                                   (169,513)         (1,942,443)
---------------------------------------------------------------------------
Net increase                                   605,293         $ 7,194,734
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,243,124        $ 29,636,315
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                58,118             782,857
---------------------------------------------------------------------------
                                             2,301,242          30,419,172

Shares
repurchased                                 (1,745,172)        (23,037,933)
---------------------------------------------------------------------------
Net increase                                   556,070        $  7,381,239
---------------------------------------------------------------------------

                                            For the period January 3, 2001
                                           (commencement of operations) to
                                                         February 28, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,245,265         $26,784,307
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,245,265          26,784,307

Shares
repurchased                                   (253,810)         (3,174,765)
---------------------------------------------------------------------------
Net increase                                 1,991,455         $23,609,542
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                             Purchase      Sales      Dividend     Market
Affiliates                     Cost         Cost       Income      Value
---------------------------------------------------------------------------
Name of affiliate
---------------------------------------------------------------------------
Meridian Bioscience, Inc.    $669,736       $--       $247,823   $6,395,102

Market value amounts are shown for issues that are affiliated at period end.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $25,014,474 as long-term capital gain, for its taxable year ended February 28, 2002.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES

Name, Address,1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the University of Chicago Board of
                                   foundation dedicated          Governors for Argonne National
                                   to reducing the threat        Laboratory, the Board of Directors
                                   of weapons of mass            of the Environment and Natural
                                   destruction)                  Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a
                                                                 Member of the Department of
                                                                 Defense's Policy Board and Director
                                                                 of EG&G Technical Services, Inc.
                                                                 (fossil energy research and
                                                                 development support) and prior to
                                                                 May 1997, Mr. Curtis was Deputy
                                                                 Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks),
                                   Director of the Center        and the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       March 2000 and September 1998,
                                                                 Dr. Joskow was a Director of New
                                                                 England Electric System (a public
                                                                 utility holding company) and a
                                                                 consultant to National Economic
                                                                 Research Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of February 28, 2002,
  there were 123 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McClennan Companies, Inc.





OFFICERS


Name, Address,1 Date of Birth,
Position(s) Held with Fund         Length of Service             Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 2000                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 2000                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 2000                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 2000                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk (2/27/63),       Since 2000                    Managing Director of Putnam Investments,
Vice President                                                   LLC and Putnam Management

Richard G. Leibovitch              Since 2000                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 2000                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 2000                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Edward T. Shadek, Jr.,             Since 2000                    Managing Director of Putnam Management
(10/15/60), Vice President
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward T. Shadek, Jr.
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN069-79262  2MF  4/02



PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]

-------------------------------------------------------------------------------

Putnam Small Cap Value Fund
Supplement to Semiannual Report dated 2/28/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE

-------------------------------------------------------------------------------

Total return for periods ended 2/28/02

                                                               NAV
1 year                                                       12.60%
Life of fund (since class A inception, 4/13/99)              67.98
Annual average                                               19.76

Share value:                                                   NAV

2/28/01                                                     $12.59
2/28/02                                                     $13.87

-------------------------------------------------------------------------------

Distributions:     No.        Income        Capital gains         Total
                                          Long        Short
                   1            --       $0.238      $0.059       $0.297
-------------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.